Janus Aspen Series

                                      1997

                                 Annual Report

                                                                   [Logo]  JANUS

                               TABLE OF CONTENTS

                               JANUS ASPEN SERIES
--------------------------------------------------------------------------------
Portfolio Managers' Commentary and Schedules of Investments
--------------------------------------------------------------------------------
     Growth Portfolio                                                         12
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     Aggressive Growth Portfolio                                              16
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     Capital Appreciation Portfolio                                           20
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     International Growth Portfolio                                           23
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     Worldwide Growth Portfolio                                               29
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     Balanced Portfolio                                                       35
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     Equity Income Portfolio                                                  39
--------------------------------------------------------------------------------
     Flexible Income Portfolio                                                42
--------------------------------------------------------------------------------
     High-Yield Portfolio                                                     46
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     Short-Term Bond Portfolio                                                50
--------------------------------------------------------------------------------
     Money Market Portfolio                                                   52
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Notes to Schedules of Investments                                             53
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                          54
--------------------------------------------------------------------------------
Statements of Operations                                                      54
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                           56
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Financial Highlights                                                          58
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Notes to Financial Statements                                                 61
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Report of Independent Accountants                                             65
--------------------------------------------------------------------------------

         JANUS ASPEN GROWTH PORTFOLIO Portfolio Manager, James P. Craig

Market Review

For the first six months, only the very largest, most liquid stocks drove performance in the equity market. In fact, during the first quarter, the 100 largest stocks in the S&P 500 Index accounted for approximately 86% of the Index's gains. As economic growth and inflation concerns moderated at mid-year, investors rediscovered small and midsize stocks. Many larger stocks, which had become overvalued, lost ground.

Most stocks, however, were impacted in the fourth quarter by a financial crisis in Southeast Asia. Globally, the market discounted a wide variety of stocks, especially technology issues, in anticipation of how the Asia debacle might affect their future earnings. As a result, there was a rise in demand for the companies that are better insulated from the situation in the Far East.

--------------------------------------------------------------------------------
Portfolio Profile                  December 31, 1997      December 31, 1996
Equities                                 91.3%                  80.3%
   Foreign                                9.4%                  14.4%
   Europe                                 9.4%                  12.0%
Top 10 Equities                          27.1%                  21.5%
Number of Stocks                           80                    124
Cash & Cash Equivalents                   8.7%                  19.7%
--------------------------------------------------------------------------------

An Updated Portfolio Strategy

I have always believed that a stock was overvalued when its price-earnings (P/E) ratio was higher than its estimated rate of future earnings growth. I now realize that this valuation standard no longer applies. Ours is a liquidity-driven market because equities are the investment of choice for retirement savings. As a result, we have entered a new era of higher P/Es.

Applying strict valuation rules in the first half caused me to sell positions too early in some cases and not to invest quickly enough in others. In the second half, I adjusted my strategy to the new, high-P/E environment, holding positions a bit longer and buying more aggressively when my favorite stocks declined.

As a result, I was faced with a much broader array of prospective investments. Cash levels, which had hovered at 15% to 20% of assets, fell. Longer term, this more flexible strategy will help to reduce portfolio turnover as well.

What did not change was my faith in earnings as the predictor of prices. The Portfolio remains a mix of companies with consistent earnings patterns and long-term potential to exceed analysts' earnings estimates.

Stock Highlights

I made a number of major adjustments to the Portfolio over the year, in particular, reducing financial stocks. In their place, I purchased stocks of market-dominating technology and cable companies with strong management teams.

Among the better-known names are Cisco Systems, a preemi-nent manufacturer of networking equipment; Texas Instruments, a leading producer of semiconductors; Microsoft, the dominant player in personal computer software; and Tele-Communi-cations, Inc., a nationwide cable operator. Less well-known but just as promising are Cadence Design Systems, maker of semiconductor-manufacturing software, and Maxim Integrated Products, a high-value-added niche supplier of analog semiconductors.

A new position in the energy sector was Schlumberger, Ltd. Although oil and natural gas prices declined in 1997, production volumes continued to grow rapidly, fostering strong demand for the company's drilling rigs and other equipment and services.

Finally, we maintained our investment in pharmaceuticals because, in our view, they still have excellent long-term potential. An aging population in the U.S. and the opening of new markets worldwide can only add up to increased demand. Eli Lilly and Pfizer both made strong contributions.

One pharmaceutical stock that has not yet lived up to expectations is Warner-Lambert, which enjoyed a terrific year following the introduction of two newly approved drugs. Both achieved almost unprecedented early acceptance and sales. Toward year-end, however, Rezulin, a treatment for diabetes, suffered a setback when the FDA mandated additional tests as a result of liver toxicity issues. The downturn seems to have been temporary with the drug's benefits appearing to outweigh the negatives. The stock bounced back in early 1998 as sales improved. While this drug may not reach our original expectations, it still has substantial potential.

Although the majority of the Portfolio posted gains, there were a few disappointments. We bought Pioneer Natural Resources, created from the merger of Parker Parsley and Mesa Petroleum, on the belief that it would increase oil and natural gas production. Ultimately, production volumes and reserve levels failed to reach projections, and we trimmed our position. Because current valuations have already taken the lower production forecast into account, we are holding the remaining position.

The Outlook

As we enter 1998, I believe it is more important than ever to invest in businesses with solid earnings records and earnings growth potential. In light of the recent declines in world markets, it will be difficult for some companies to meet analysts' estimates, and I look for considerable short-term volatility. However, companies that can successfully hit earnings targets are likely to attract a large share of investors' interest.

I am confident that the stocks in the Portfolio have excellent potential; they appear to be fundamentally sound investments with very predictable earnings. We feel they should benefit from investors' continuing enthusiasm for stocks in general, as well as the current low-interest-rate, low-inflation environment.

Thank you for your continued investment in Janus Aspen Growth Portfolio.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

         JANUS ASPEN GROWTH PORTFOLIO Portfolio Manager, James P. Craig

--------------------------------------------------------------------------------
Average Annual Total Return(1)
For the Periods Ended December 31, 1997
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                22.75%
  From Inception                                        17.71%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                33.35%
  From Inception Date
    of Institutional Shares                             21.77%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                   --
  From Inception                                        17.22%
--------------------------------------------------------------------------------
Note: Performance of the Retirement  Shares is lower from the performance  shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.
--------------------------------------------------------------------------------

Performance Overview(1)          Source - Lipper Analytical Services, Inc. 1997.

GRAPHIC

A graphic comparison of the change in value of a hypothetical 10,000 investment in Janus Aspen Growth Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Growth Portfolio - Institutional Shares is represented by a solid black line. The S&P 500 Index is represented by a dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth Portfolio - Institutional Shares ($20,130) as compared to the S&P 500 Index ($23,286).

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

                 JANUS ASPEN GROWTH PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 91.3%
--------------------------------------------------------------------------------
Appliances - 0.2%
      20,177    Electrolux A.B. - Class B                           $  1,401,186
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 1.7%
     253,275    Federal-Mogul Corp.                                   10,257,637
--------------------------------------------------------------------------------
Beverages - Non-Alcoholic - 0.2%
      32,550    Coca-Cola Enterprises, Inc.                            1,157,559
--------------------------------------------------------------------------------
Cable Television - 5.5%
     450,975    Comcast Corp. - Special Class A                       14,233,898
     699,245    Tele-Communications, Inc. - Class A*                  19,535,157
--------------------------------------------------------------------------------
                                                                      33,769,055
--------------------------------------------------------------------------------
Chemicals - Diversified - 5.2%
      39,825    Cytec Industries, Inc.*                                1,869,286
     141,200    E.I. du Pont de Nemours and Co.                        8,480,825
      50,000    Imperial Chemical Industries PLC (ADR)                 3,246,875
     354,075    Monsanto Co.                                          14,871,150
     128,210    Solutia, Inc.                                          3,421,604
--------------------------------------------------------------------------------
                                                                      31,889,740
--------------------------------------------------------------------------------
Circuits - 3.2%
     150,000    Analog Devices, Inc.*                                  4,153,125
     100,700    Linear Technology Corp.                                5,802,837
     271,700    Maxim Integrated Products, Inc.*                       9,373,650
--------------------------------------------------------------------------------
                                                                     19,329,612
--------------------------------------------------------------------------------
Commercial Banks - 1.4%
       9,475    First Empire State Corp.                               4,405,875
      19,275    Northern Trust Corp.                                   1,344,431
      54,550    Star Banc Corp.                                        3,129,806
--------------------------------------------------------------------------------
                                                                       8,880,112
--------------------------------------------------------------------------------
Computer Services - 0.6%
      96,200    Gartner Group, Inc. - Class A*                         3,583,450
--------------------------------------------------------------------------------
Computer Software - 7.3%
     497,050    Cadence Design Systems, Inc.*                       $ 12,177,725
     133,425    Microsoft Corp.*                                      17,245,181
     311,300    Parametric Technology Co.*                            14,747,838
--------------------------------------------------------------------------------
                                                                      44,170,744
--------------------------------------------------------------------------------
Computers - Micro - 0.7%
      53,000    Dell Computer Corp.*                                   4,452,000
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 0.3%
      31,575    Sealed Air Corp.*                                      1,949,756
--------------------------------------------------------------------------------
Cruise Lines - 1.2%
      77,025    Carnival Corp. - Class A                               4,265,260
      60,375    Royal Caribbean Cruises, Ltd.                          3,218,742
--------------------------------------------------------------------------------
                                                                       7,484,002
--------------------------------------------------------------------------------
Data Processing and Management - 0.7%
      83,775    Applied Graphics Technologies, Inc.*                   4,461,019
--------------------------------------------------------------------------------
Diversified Financial Services - 0.8%
      69,425    Associates First Capital Corp. - Class A               4,937,853
--------------------------------------------------------------------------------
Diversified Operations - 8.8%
     573,550    CBS Corp.                                             16,883,878
     111,100    General Electric Co.                                   8,151,962
     105,775    Minnesota Mining and Manufacturing Co.                 8,680,161
     283,890    Siebe PLC**                                            5,581,996
     140,000    Tyco International, Ltd.                               6,308,750
     123,700    Unilever N.V. - N.Y. Shares                            7,723,519
--------------------------------------------------------------------------------
                                                                      53,330,266
--------------------------------------------------------------------------------
Electronic Components - 0.9%
      90,078    Philips Electronics N.V.**                             5,403,186
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 2.7%
      75,000    Intel Corp.                                            5,268,750
     244,950    Texas Instruments, Inc.                               11,022,750
--------------------------------------------------------------------------------
                                                                      16,291,500
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

                 JANUS ASPEN GROWTH PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Electronic Safety Devices - 0.4%
      30,675    Pittway Corp. - Class A                             $  2,135,747
--------------------------------------------------------------------------------
Fiber Optics - 0.5%
      52,050    CIENA Corp.*                                           3,181,556
--------------------------------------------------------------------------------
Finance - Consumer Loans - 0.8%
      25,650    Household International, Inc.                          3,271,978
      11,100    SLM Holding Corp.                                      1,544,288
--------------------------------------------------------------------------------
                                                                       4,816,266
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 3.0%
     298,087    Charles Schwab Corp.                                  12,501,024
     100,000    Morgan Stanley, Dean Witter, Discover and Co.          5,912,500
--------------------------------------------------------------------------------
                                                                      18,413,524
--------------------------------------------------------------------------------
Food - Wholesale - 0.6%
      98,725    J.P. Foodservice, Inc.*                                3,646,655
--------------------------------------------------------------------------------
Human Resources - 0.7%
     101,950    Robert Half International, Inc.*                       4,078,000
--------------------------------------------------------------------------------
Instruments - Scientific - 1.1%
     134,225    Dionex Corp.*                                          6,744,806
--------------------------------------------------------------------------------
Internet Software - 0.7%
      45,100    America Online, Inc.*                                  4,022,356
--------------------------------------------------------------------------------
Life and Health Insurance -  2.0%
       4,250    Schweizerishe Lebensversicherungs-und
                  Rentenanstalt                                        3,342,187
     166,500    UNUM Corp.                                             9,053,437
--------------------------------------------------------------------------------
                                                                      12,395,624
--------------------------------------------------------------------------------
Medical - Drugs - 8.4%
       66,825    Bristol-Myers Squibb Co.                              6,323,316
       96,100    Eli Lilly and Co.                                     6,690,962
       55,762    Glaxo Wellcome PLC**                                  1,331,745
      150,150    Pfizer, Inc.                                         11,195,559
      114,825    Schering-Plough Corp.                                 7,133,503
      592,000    SmithKline Beecham PLC**                              6,112,332
       98,200    Warner-Lambert Co.                                   12,176,800
--------------------------------------------------------------------------------
                                                                      50,964,217
--------------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 0.9%
      68,875    Cardinal Health, Inc.                                  5,174,234
--------------------------------------------------------------------------------
Money Center Banks - 4.8%
     208,525    Bank of New York Co., Inc.                            12,055,352
      82,700    BankAmerica Corp.                                      6,037,100
     305,027    Barclays PLC**                                         8,134,606
     220,256    Lloyds TSB Group PLC**                                 2,870,498
--------------------------------------------------------------------------------
                                                                      29,097,556
--------------------------------------------------------------------------------
Multimedia - 2.2%
     117,650    Meredith Corp.                                         4,198,634
      90,000    Time Warner, Inc.                                      5,580,000
      40,000    Walt Disney Co. (The)                                  3,962,500
--------------------------------------------------------------------------------
                                                                      13,741,134
--------------------------------------------------------------------------------
Networking Products - 3.3%
     363,225    Cisco Systems, Inc.*                                  20,249,794
--------------------------------------------------------------------------------
Oil - Field Services - 1.9%
     222,075    Halliburton Co.                                       11,534,020
--------------------------------------------------------------------------------
Oil and Gas Drilling - 3.3%
     120,000    Diamond Offshore Drilling, Inc.                        5,775,000
     171,400    Santa Fe International Corp.                           6,973,837
     150,000    Transocean Offshore, Inc.                              7,228,125
--------------------------------------------------------------------------------
                                                                      19,976,962
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 2.2%
     198,900    Burlington Resources, Inc.                          $  8,913,206
     146,950    Pioneer Natural Resources Co.                          4,252,366
--------------------------------------------------------------------------------
                                                                      13,165,572
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.6%
      64,500    Royal Dutch Petroleum Co. - N.Y. Shares                3,495,094
--------------------------------------------------------------------------------
Oil Field Machinery and Equipment - 5.2%
     279,500    Schlumberger, Ltd.                                    22,499,750
     145,000    Smith International, Inc.*                             8,899,375
--------------------------------------------------------------------------------
                                                                      31,399,125
--------------------------------------------------------------------------------
Pharmacy Services - 0.8%
     162,750    Omnicare, Inc.                                         5,045,250
--------------------------------------------------------------------------------
Publishing - Books - 2.0%
     158,900    Elsevier N.V.**                                        2,570,960
      72,032    Wolters Kluwer N.V.**                                  9,305,904
--------------------------------------------------------------------------------
                                                                      11,876,864
--------------------------------------------------------------------------------
Retail - Consumer Electronics - 0.5%
     100,000    CompUSA, Inc.*                                         3,100,000
--------------------------------------------------------------------------------
Retail - Discount - 0.9%
     140,000    Wal-Mart Stores, Inc.                                  5,521,250
--------------------------------------------------------------------------------
Retail - Hypermarkets - 1.2%
     169,625    Costco Companies, Inc.*                                7,569,516
--------------------------------------------------------------------------------
Retail - Major Department Stores - 1.3%
     116,675    Dayton Hudson Corp.                                    7,875,563
--------------------------------------------------------------------------------
Television - 0.6%
      50,725    Univision Communications, Inc.*                        3,541,239
--------------------------------------------------------------------------------
Total Common Stock (cost $480,955,544)                               555,510,601
--------------------------------------------------------------------------------
U.S. Government Agencies - 9.0%
 $25,000,000    Fannie Mae
                  5.56%, 3/30/98                                      24,666,498
  29,900,000    Freddie Mac
                  6.00%, 1/2/98                                       29,895,017
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $54,555,239)           54,561,515
--------------------------------------------------------------------------------
Total Investments (total cost $535,510,783) - 100.3%                 610,072,116
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets  - (0.3%)     (1,779,062)
--------------------------------------------------------------------------------
Net Assets - 100%                                                   $608,293,054
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

                 JANUS ASPEN GROWTH PORTFOLIO December 31, 1997

                       Summary of Investments by Country
                               December 31, 1997

Country                       % of Investment Securities    Market Value
--------------------------------------------------------------------------------
Netherlands                                4.1%             $ 25,003,569
Sweden                                     0.2%                1,401,186
Switzerland                                0.5%                3,342,186
United Kingdom                             4.5%               27,278,052
United States++                           90.7%              553,047,123
--------------------------------------------------------------------------------
Total                                    100.0%             $610,072,116
================================================================================
++ Includes Short-Term Securities (81.7% excluding Short-Term Securities)

                           Forward Currency Contracts
                           Open at December 31, 1997

Currency Sold and               Currency           Currency         Unrealized
Settlement Date               Units Sold     Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 2/11/98            120,000        $   197,472          $   1,932
British Pound 2/18/98            245,000            403,025             10,299
Dutch Guilder 3/5/98          23,000,000         11,397,988           (148,294)
--------------------------------------------------------------------------------
Total                                           $11,998,485         ($ 136,063)
================================================================================

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

    JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO Portfolio Manager, James P. Goff

Market Review

The past year was a difficult period for small and mid-cap stocks and, until the most recent quarter, I had been extremely dissatisfied with our results. Smaller stocks underperformed during the first half of the year because investors focused on owning the largest, most liquid stocks. After May, investor interest broadened, and small and midsize stocks bounced back. As a result, we regained some lost ground in the final quarter even as monetary problems in Asia spilled over to affect the U.S. equity market. Despite our best efforts, we could not keep up with the Portfolio's benchmark, the S&P MidCap 400, primarily because we were underweighted in the two sectors that drove the market higher: energy and technology.

Portfolio Strategy

First and foremost, I look for "all-weather" performers, companies I believe can consistently deliver rapid earnings growth and can do so in any economic environment. That's why I generally underweight certain areas, such as technology and energy stocks, which tend to be more cyclical in nature. However, toward the end of the year I took advantage of market dips to add several positions in the technology sector that meet our criteria for growth and predictability. While our technology holdings now account for nearly 8% of the Portfolio, it is still significantly less than the 25% technology weighting in the Index.

In spite of terrific earnings gains for the majority of our individual holdings, the sectors most widely represented in the Portfolio - restaurants, retail and wireless communications did not appreciate at anything near the rate of the top-performing sectors of our benchmark. On average, our top 20 positions delivered earnings growth in excess of 35%, but the market simply hasn't taken notice.

--------------------------------------------------------------------------------
Portfolio Profile                 December 31, 1997      December 31, 1996
Equities                                 97.0%                  94.4%
  Foreign                                13.6%                  14.7%
Number of Stocks                           68                     59
Top 10 Equities                          41.5%                  45.8%
Cash & Cash Equivalents                   3.0%                   5.6%
--------------------------------------------------------------------------------

Stock Highlights

We've had a number of standouts, including Chancellor Media Corp. and Paychex, Inc., both up approximately 40%. Another excellent performer was Sofamor Danek, a leader in surgical implants for the spine. Legal issues surrounding the company were resolved during the year, and the Food and Drug Administration recently approved new applications for its products. With global demand on the increase, Sofamor Danek appears to be headed toward dominance in this field.

Other top holdings - Papa John's, Omnicare and Insignia Financial Group - met or exceeded earnings estimates, only to have their stock prices decline. Fastenal, a distributor of nuts and bolts, also proved a disappointment. The company introduced a variety of new products and dramatically increased its sales force, although the additional labor costs temporarily slowed earnings. We have trimmed our holdings slightly but still believe in the company's potential.

We expect that the technology positions added during the year (Cadence Design Systems, Sipex Corp. and AOL, among others) should perform well going forward.
Cadence, a leader in semiconductor design, has a history of growing earnings even during down cycles in its industry. Sipex Corp., which is growing at 50% to 100% annually, has pioneered new applications for analog semiconductors used for backlighting in cellular phones and other purposes. For a small company, it is extremely well-diversified; no single customer contributes more than 2% of revenues. America Online, Inc., the dominant franchise in on-line services, now has more than 10 million subscribers who typically tap into its content approximately 20 hours each month.

The Outlook

Looking ahead, the strength of corporate earnings is the overriding wild card for equities. Estimates vary, but many experts predict that the S&P 500 Index's earnings will increase by only 5% next year versus the recent five-year average of 20%. We've already begun to see a contraction in earnings stemming in part from the economic slowdown and declining currencies in the Far East, and this trend could, in all likelihood, persist.

In a less robust economic environment, companies that can continue to deliver earnings well in excess of expectations should be awarded a premium. The key will be owning stocks that can deliver excellent growth when earnings come under pressure. I believe this plays to our strengths because many of our companies have exceeded earnings estimates for some time now, and I'm confident they will continue to do so. With a boost from the recent rally in bonds and a market now compelled to selectively look for earnings growth, I believe our companies will be rewarded going forward.

Thank you for your continued investment in Janus Aspen Aggressive Growth Portfolio.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

    JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO Portfolio Manager, James P. Goff

--------------------------------------------------------------------------------
Average Annual Total Return(1)
For the Periods Ended December 31, 1997
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                12.66%
  From Inception                                        19.26%
--------------------------------------------------------------------------------
S&P MidCap 400 Index
  1 Year                                                32.25%
  From Inception Date
    of Institutional Shares                             18.01%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                   --
  From Inception                                        27.11%
--------------------------------------------------------------------------------
Note: Performance of the Retirement  Shares is lower from the performance  shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.
--------------------------------------------------------------------------------

Performance Overview(1)          Source - Lipper Analytical Services, Inc. 1997.

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Aggressive Growth Portfolio - Institutional Shares and the S&P MidCap 400 Index. Janus Aspen Aggressive Growth Portfolio - Institutional Shares is represented by a solid black line. The S&P MidCap 400 Index is represented by a dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Aggressive Growth Portfolio - Institutional Shares ($21,292) as compared to the S&P MidCap 400 Index ($20,357).

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

           JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 96.7%
--------------------------------------------------------------------------------
Advertising Sales - 1.2%
     160,512    Outdoor Systems, Inc.*                              $  6,159,648
--------------------------------------------------------------------------------
Advertising Services - 0.4%
      49,275    Snyder Communications, Inc.*                           1,798,538
--------------------------------------------------------------------------------
Aerospace and Defense - 0.7%
     124,650    OEA, Inc.                                              3,607,059
--------------------------------------------------------------------------------
Airlines - 0.9%
     172,050    Ryanair Holdings PLC (ADR)*                            4,322,756
--------------------------------------------------------------------------------
Cellular Telecommunications - 1.6%
     791,246    PriCellular Corp. - Class A*                           8,258,630
--------------------------------------------------------------------------------
Circuit Boards - 0.4%
      30,450    Sanmina Corp.*                                         2,062,988
--------------------------------------------------------------------------------
Circuits - 4.0%
     283,550    Maxim Integrated Products, Inc.*                       9,782,475
     256,850    SIPEX Corp.*                                           7,769,712
      70,175    Vitesse Semiconductor Corp.*                           2,649,106
--------------------------------------------------------------------------------
                                                                      20,201,293
--------------------------------------------------------------------------------
Commercial Banks - 2.5%
       7,750    First Empire State Corp.                               3,603,750
      44,250    Northern Trust Corp.                                   3,086,437
      72,900    Regions Financial Corp.                                3,075,468
      49,125    Star Banc Corp.                                        2,818,547
--------------------------------------------------------------------------------
                                                                      12,584,202
--------------------------------------------------------------------------------
Commercial Services - 6.2%
     564,137    Paychex, Inc.                                         28,559,435
     158,550    Profit Recovery Group International, Inc.*             2,814,263
--------------------------------------------------------------------------------
                                                                      31,373,698
--------------------------------------------------------------------------------
Computer Services - 1.5%
   1,266,049    Capita Group PLC**                                     7,728,513
--------------------------------------------------------------------------------
Computer Software - 2.5%
     512,225    Cadence Design Systems, Inc.*                       $ 12,549,513
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 1.5%
     120,525    Sealed Air Corp.*                                      7,442,419
--------------------------------------------------------------------------------
Cruise Lines - 2.0%
     193,250    Royal Caribbean Cruises, Ltd.                         10,302,641
--------------------------------------------------------------------------------
Diversified Financial Services - 0.4%
     125,175    American Capital Strategies, Ltd.                      2,268,797
--------------------------------------------------------------------------------
Electric - Generation - 3.1%
     341,575    AES Corp.*                                            15,925,934
--------------------------------------------------------------------------------
Electric Products - 1.6%
     327,600    Littelfuse, Inc.*                                      8,149,050
--------------------------------------------------------------------------------
Electronic Connectors - 1.3%
     283,575    Berg Electronics Corp.*                                6,451,331
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 2.4%
     292,425    Charles Schwab Corp.                                  12,263,574
--------------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 0.8%
     179,900    Capital Trust - Class A*                               2,023,875
      35,825    Federal Agricultural Mortgage Corp. - Class C*         2,185,325
--------------------------------------------------------------------------------
                                                                       4,209,200
--------------------------------------------------------------------------------
Finance - Other Services - 1.4%
      61,600    HealthCare Financial Partners, Inc.*                   2,186,800
     216,825    Medallion Financial Corp.                              4,770,150
--------------------------------------------------------------------------------
                                                                       6,956,950
--------------------------------------------------------------------------------
Food - Retail - 0.3%
      23,000    Quality Food Centers, Inc.*                            1,541,000
--------------------------------------------------------------------------------
Food - Wholesale - 1.2%
     163,775    J.P. Foodservice, Inc.*                                6,049,439
--------------------------------------------------------------------------------
Golf - 0.7%
     113,075    Family Golf Centers, Inc.*                             3,547,728
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

           JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Health Care Cost - 1.8%
     148,900    AmeriPath, Inc.*                                    $  2,531,300
     157,400    Pediatrix Medical Group, Inc.*                         6,728,850
--------------------------------------------------------------------------------
                                                                       9,260,150
--------------------------------------------------------------------------------
Human Resources - 0.3%
      40,225    Robert Half International, Inc.*                       1,609,000
--------------------------------------------------------------------------------
Independent Power Producer - 1.0%
     260,200    Trigen Energy Corp.                                    5,187,737
--------------------------------------------------------------------------------
Internet Software - 1.0%
      57,400    America Online, Inc.*                                  5,119,363
--------------------------------------------------------------------------------
Investment Management and Advisory Services - 1.3%
     769,778    Amvescap PLC**                                         6,596,035
--------------------------------------------------------------------------------
Life and Health Insurance - 1.2%
      54,350    Protective Life Corp.                                  3,247,412
      75,725    UICI*                                                  2,640,910
--------------------------------------------------------------------------------
                                                                       5,888,322
--------------------------------------------------------------------------------
Medical Instruments - 1.2%
      96,275    Sofamor Danek Group, Inc.*                             6,263,892
--------------------------------------------------------------------------------
Oil - Field Services - 0.2%
      44,250    Hanover Compressor Co.*                                  904,359
--------------------------------------------------------------------------------
Pharmacy Services - 5.7%
     933,025    Omnicare, Inc.                                        28,923,775
--------------------------------------------------------------------------------
Property and Casualty Insurance - 1.6%
      68,975    Progressive Corp.                                      8,268,378
--------------------------------------------------------------------------------
Radio - 8.3%
     143,275    Chancellor Media Corp.*                               10,691,896
     249,500    Clear Channel Communications, Inc.*                   19,819,656
     250,000    Heftel Broadcasting Corp.*                            11,687,500
--------------------------------------------------------------------------------
                                                                      42,199,052
--------------------------------------------------------------------------------
Real Estate Investment and Management - 3.1%
     477,600    Insignia Financial Group, Inc. - Class A*             10,984,800
     150,650    Security Capital Group, Inc. - Class B*                4,896,126
--------------------------------------------------------------------------------
                                                                      15,880,926
--------------------------------------------------------------------------------
Real Estate Investment Trusts - 0.6%
      66,800    Vornado Realty Trust                                   3,135,425
--------------------------------------------------------------------------------
Rental - Auto Equipment - 1.3%
     169,225    Coinmach Laundry Corp.*                                4,146,012
     108,550    Rental Service Corp.*                                  2,666,259
--------------------------------------------------------------------------------
                                                                       6,812,271
--------------------------------------------------------------------------------
Resorts and Theme Parks - 0.7%
      83,575    Premier Parks, Inc.*                                   3,384,788
--------------------------------------------------------------------------------
Retail - Auto Parts - 0.5%
      90,525    O'Reilly Automotive, Inc.*                             2,376,282
--------------------------------------------------------------------------------
Retail - Building Products - 3.8%
     498,725    Fastenal Co.                                          19,076,232
--------------------------------------------------------------------------------
Retail - Catalog Shopping - 2.1%
      348,775    Barnett, Inc.*                                        7,673,050
       70,575    MSC Industrial Direct Co., Inc. - Class A*            2,990,616
--------------------------------------------------------------------------------
                                                                      10,663,666
--------------------------------------------------------------------------------
Retail - Consumer Electronics - 0.8%
     132,250    CompUSA, Inc.*                                         4,099,750
--------------------------------------------------------------------------------
Retail - Pet Food and Supplies - 2.7%
     575,820    Petco Animal Supplies, Inc.*                          13,819,680
--------------------------------------------------------------------------------
Retail - Pubs - 5.1%
   4,746,992    Wetherspoon (J.D.) PLC**                              25,775,312
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 0.4%
      61,070    Fred Meyer, Inc.*                                      2,221,421
--------------------------------------------------------------------------------
Retail - Restaurants - 7.1%
     329,505    Papa John's International, Inc.*                    $ 11,491,486
   1,994,581    PizzaExpress PLC**                                    24,482,851
--------------------------------------------------------------------------------
                                                                      35,974,337
--------------------------------------------------------------------------------
Schools - 4.0%
     416,675    Apollo Group, Inc. - Class A*                         19,687,894
      28,175    DeVry, Inc.*                                             898,078
--------------------------------------------------------------------------------
                                                                      20,585,972
--------------------------------------------------------------------------------
Television - 1.4%
     100,350    Univision Communications, Inc.*                        7,005,684
--------------------------------------------------------------------------------
Theaters - 0.6%
     109,275    Regal Cinemas, Inc.*                                   3,046,041
--------------------------------------------------------------------------------
Water Treatment Services - 0.3%
      33,800    Culligan Water Technologies, Inc.*                     1,698,450
--------------------------------------------------------------------------------
Total Common Stock (cost $378,617,834)                               491,531,201
--------------------------------------------------------------------------------
Warrants - 0.3%
      65,700    Littlefuse, Inc. - exp. 12/31/01*
                  (cost $677,514)                                      1,445,400
--------------------------------------------------------------------------------
U.S. Government Agency - 4.2%
                Freddie Mac
 $21,300,000      6.00%, 1/2/98 (amortized cost $21,296,450)          21,296,450
--------------------------------------------------------------------------------
Total Investments (total cost $400,591,798) - 101.2%                 514,273,051
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.2%)      (6,062,157)
--------------------------------------------------------------------------------
Net Assets - 100%                                                   $508,210,894
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

           JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO December 31, 1997

                       Summary of Investments by Country
                               December 31, 1997

Country                       % of Investment Securities    Market Value
--------------------------------------------------------------------------------
Ireland                                    0.8%             $  4,322,691
United Kingdom                            12.6%               64,582,710
United States ++                          86.6%              445,367,650
--------------------------------------------------------------------------------
Total                                    100.0%             $514,273,051
================================================================================
++ Includes Short-Term Securities (82.5% excluding Short-Term Securities)

                           Forward Currency Contracts
                           Open at December 31, 1997

Currency Sold and               Currency            Currency        Unrealized
Settlement Date               Units Sold      Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 1/20/98          1,000,000         $ 1,647,400         $  34,600
British Pound 2/11/98            100,000             164,560             1,610
British Pound 2/25/98          4,015,000           6,602,668          (272,659)
British Pound 2/26/98          5,108,000           8,399,595           (46,739)
British Pound 3/4/98           2,800,000           4,602,920          (131,320)
British Pound 5/6/98           9,600,000          15,733,440           242,115
British Pound 5/11/98          4,500,000           7,373,250           164,250
--------------------------------------------------------------------------------
Total                                            $44,523,833        ($   8,143)
================================================================================

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO Portfolio Manager, Scott W. Schoelzel

Market Review

The Portfolio opened in the midst of a market rally sparked by a best-of-all-worlds scenario: moderate economic growth, low inflation and solid corporate earnings. Because of high demand from investors seeking quality, many large stocks were trading at unprecedented levels. Therefore, I was somewhat judicious in putting capital to work. As it turned out, large stocks took a breather in late summer as investors (for the first time in many quarters) favored smaller companies. Whenever possible, I used the temporary downturns in the various sectors of the market to build positions at lower prices.

I continued to use this approach toward year-end, when the monetary crisis that began in Southeast Asia impacted the U.S. market. The increased volatility left many indexes substantially below their peaks. This instability, combined with steady cash inflows during the period, allowed us to add some world-class companies at more reasonable valuations. We stressed those with little overseas exposure and/or strong, defensible franchises.

Portfolio Strategy

The Portfolio is fairly focused and employs a "barbell" approach. At one end are very large, multinational companies with secure global market share and diverse sources of revenue, such as Microsoft and Pfizer. At the other end is a select group of faster-growing, small- and medium-capitalization companies like Veritas Software Corp. and America Online. Even though the short-term risk may be higher with some of these companies, the wide variety of market capitalizations should help to mitigate volatility while increasing the Portfolio's long-term potential for capital appreciation.

Regardless of its size, each company was chosen for its highly dynamic growth prospects, historical earnings predictability, and competitive position in its industry. In short, the Portfolio comprises companies that are or soon will be considered "best of category." The majority belong to industries that should benefit greatly from fundamental, long-term change in economic and demographic trends: pharmaceuticals, healthcare, technology, tele-communications and financial services.

--------------------------------------------------------------------------------
Portfolio Profile                     December 31, 1997
Equities                                    81.0%
  Foreign                                    7.2%
Top 10 Equities                             42.4%
Number of Stocks                              33
Cash & Cash Equivalents                     19.0%
--------------------------------------------------------------------------------

Stock Highlights

The Portfolio has a substantial weighting in large-capitalization, high-quality pharmaceutical manufacturers, including Eli Lilly and Pfizer. All have launched or soon will launch new products with exceptional sales potential. For instance, Eli Lilly has received approval to introduce Evista, which treats osteoporosis and can be used for hormone replacement therapy for women.

Among our financial stock holdings were Merrill Lynch, which dominates the full-service brokerage business at home and abroad and has enormous market share in international investment banking.

In the technology sector, we owned smaller companies like Dell Computer and Saville Systems and large concerns like Intel. Despite their fundamental strengths, nearly all of them were affected by the problems in Asia, which resulted in a global down-turn for technology. For example, Dell declined approximately 20%, in spite of reporting record earnings and deriving only 7% of its sales from the Far East. As I mentioned earlier, we tried to use such volatility to advantage. We added to our positions in several semiconductor companies and acquired shares of Cisco Systems, a leading computer networking company that has limited exposure in Asia.

During the period, I sold Oxford Health Plans, Inc. We had owned Oxford in other portfolios for a number of years and had experienced outstanding gains. In the fourth quarter, however, Oxford announced problems in converting its management information systems that ultimately resulted in a major charge against earnings. We truly believe we did our homework, but every so often developments like this can take us by surprise. It's little solace, but much of the investment community was caught off guard as well.

The Outlook

I remain cautiously optimistic as we head into 1998. The recent volatility in global markets has certainly been unsettling and may continue to be so for awhile. Deflation elsewhere in the world and perhaps in the U.S. is a very real possibility but is not necessarily bad. Interest rates could trend even lower than their current levels, which would help to support the price of equities.

Going forward, I believe that earnings for the S&P 500 and many other stocks may well slow down. If I am correct, investors will be willing to pay a sizable premium for stocks that can deliver high, sustainable earnings growth. I am confident that the stocks in the Portfolio, especially the technology stocks that were recently downtrodden, are fundamentally sound investments. Based on our earnings estimates, I believe they will show gains once the market has worked its way through this period of adjustment.

Thank you for your continued investment in Janus Aspen Capital Appreciation Portfolio.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO Portfolio Manager, Scott W. Schoelzel

--------------------------------------------------------------------------------
Cumulative Total Return(1)
For the Periods Ended December 31, 1997
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
  1 Year                                                   --
  From Inception                                        26.60%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                   --
  From Inception Date
    of Institutional Shares                             22.55%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                   --
  From Inception                                        26.20%
--------------------------------------------------------------------------------
Note: Performance of the Retirement  Shares is lower from the performance  shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.
--------------------------------------------------------------------------------

Performance Overview(1)          Source - Lipper Analytical Services, Inc. 1997.

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Capital Appreciation Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Capital Appreciation Portfolio - Institutional Shares is represented by a solid black line. The S&P 500 Index is represented by a dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through December 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Capital Appreciation Portfolio - Institutional Shares ($12,660) as compared to the S&P 500 Index ($12,255).

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

          JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 81.0%
--------------------------------------------------------------------------------
Computer Software - 5.8%
       5,300    Accelr8 Technology Corp.*                           $    143,100
       1,960    Microsoft Corp.*                                         253,330
--------------------------------------------------------------------------------
                                                                         396,430
--------------------------------------------------------------------------------
Computers - Integrated Systems - 3.7%
       6,100    Saville Systems Ireland PLC (ADR)*                       253,150
--------------------------------------------------------------------------------
Computers - Memory Devices - 6.7%
       9,000    VERITAS Software Corp.*                                  459,000
--------------------------------------------------------------------------------
Computers - Micro - 0.7%
         534    Dell Computer Corp.*                                      44,856
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 2.6%
       1,000    Gillette Co.                                             100,437
       1,000    Procter & Gamble Co.                                      79,813
--------------------------------------------------------------------------------
                                                                         180,250
--------------------------------------------------------------------------------
Data Processing and Management - 2.1%
       2,450    LHS Group, Inc.*                                         146,387
--------------------------------------------------------------------------------
Diversified Operations - 3.0%
       5,175    CBS Corp.                                                152,339
         750    General Electric Co.                                      55,031
--------------------------------------------------------------------------------
                                                                         207,370
--------------------------------------------------------------------------------
Educational Software - 3.5%
       2,950    CBT Group PLC (ADR)*                                     242,269
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 6.1%
       2,300    Intel Corp.                                              161,575
       5,600    Texas Instruments, Inc.                                  252,000
--------------------------------------------------------------------------------
                                                                         413,575
--------------------------------------------------------------------------------
Finance - Credit Card - 1.7%
       1,275    American Express Co.                                     113,794
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 3.8%
       1,770    Merrill Lynch & Co., Inc.                           $    129,099
       2,225    Morgan Stanley, Dean Witter, Discover and Co.            131,553
--------------------------------------------------------------------------------
                                                                         260,652
--------------------------------------------------------------------------------
Internet Content - 2.0%
       5,400    At Home Corp.*                                           135,675
--------------------------------------------------------------------------------
Internet Software - 5.2%
       4,000    America Online, Inc.*                                    356,750
--------------------------------------------------------------------------------
Marine Services - 1.3%
       6,175    TransCoastal Marine Services, Inc.*                       87,994
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic - 2.1%
       3,200    Incyte Pharmaceuticals, Inc.*                            144,000
--------------------------------------------------------------------------------
Medical - Drugs - 8.2%
       3,700    Eli Lilly and Co.                                        257,612
       3,034    Pfizer, Inc.                                             226,223
         608    Warner-Lambert Co.                                        75,392
--------------------------------------------------------------------------------
                                                                         559,227
--------------------------------------------------------------------------------
Money Center Banks - 4.9%
       3,710    BankAmerica Corp.                                        270,830
         498    Citicorp                                                  62,966
--------------------------------------------------------------------------------
                                                                         333,796
--------------------------------------------------------------------------------
Multi-Line Insurance - 0.8%
         525    American International Group, Inc.                        57,094
--------------------------------------------------------------------------------
Networking Products - 2.1%
       2,625    Cisco Systems, Inc.*                                     146,344
--------------------------------------------------------------------------------
Oil - Field Services - 2.6%
       3,375    Halliburton Co.                                          175,289
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

          JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Radio - 3.0%
       2,675    Chancellor Media Corp.*                             $    199,622
--------------------------------------------------------------------------------
Retail - Building Products - 0.8%
         950    Home Depot, Inc.                                          55,931
--------------------------------------------------------------------------------
Schools - 2.0%
       2,950    Apollo Group, Inc. - Class A*                            139,387
--------------------------------------------------------------------------------
Super-Regional Banks - 4.8%
       2,950    U.S. Bancorp                                             330,216
--------------------------------------------------------------------------------
Telecommunication Services - 1.5%
       1,750    Qwest Communications International, Inc.*                104,125
--------------------------------------------------------------------------------
Total Common Stock (cost $5,278,008)                                   5,543,183
--------------------------------------------------------------------------------
U.S. Government Agency - 20.4%
                Freddie Mac
  $1,400,000      6.00%, 1/2/98 (amortized cost $1,399,767)            1,399,767
--------------------------------------------------------------------------------
Total Investments (total cost $6,677,775) - 101.4%                     6,942,950
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.4%)         (96,773)
--------------------------------------------------------------------------------
Net Assets - 100%                                                   $  6,846,177
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                               December 31, 1997

Country                       % of Investment Securities    Market Value
--------------------------------------------------------------------------------
Ireland                                    7.1%             $    495,419
United States++                           92.9%                6,447,531
--------------------------------------------------------------------------------
Total                                    100.0%             $  6,942,950
================================================================================
++ Includes Short-Term Securities (72.7% excluding Short-Term Securities)

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO Portfolio Manager, Helen Young Hayes

Market Review

Looking back on the volatility in the foreign markets, especially during the final quarter of 1997, I am pleased with the Portfolio's results. Though we lost ground in November and December after the currency crisis in Southeast Asia expanded to markets worldwide, the impact was mitigated by an overweighting in Europe and an underweighting in the Far East and Japan. Early on we determined that Japan's government and industry were not taking the necessary measures to end the economic malaise there, and prices in the emerging markets of Asia had become excessive, given the structural problems in many of those countries.

Europe, in contrast, exhibited signs of economic progress. Interest rates fell during the year, and businesses achieved productivity gains through cost cutting and consolidations. In addition, unemployment remained sufficiently high and consumer demand weak enough to keep any inflationary pressures under control. Among the biggest beneficiaries of this scenario were bank and financial services stocks.

--------------------------------------------------------------------------------
Portfolio Profile                  December 31, 1997      December 31, 1996
Equities                                 91.6%                  70.9%
  Foreign                                90.1%                  70.8%
Number of Stocks                          188                    181
Top 10 Equities                          22.9%                  18.3%
Cash & Fixed-Income Securities            8.4%                  29.1%
--------------------------------------------------------------------------------

Portfolio Review

We emphasized a number of themes during the year. As always, our primary goal was to acquire shares of reasonably priced, classic growth companies. Beyond that, we stressed owning companies committed to improving shareholder value.

Our research uncovered several good opportunities among Europe's pharmaceutical and technology industries. Among the best of the pharmaceuticals was Akzo Nobel, a Dutch enterprise that is redefining its core business (chemicals) and moving into the rapidly growing life sciences area. Sales of its new antidepressant, Remeron, should help to boost Akzo Nobel's pharmaceutical business and its profit margins in the future.

Likewise, we are very optimistic about France's Cap Gemini and Atos, key players in the growth of information technology infrastructure. Both are benefiting from Europe's rebounding economies as well as the challenges posed by the Year 2000 issue and a single European currency (the Euro).

Our other technology holdings, in Europe and elsewhere, did not fare so well after late October, when the turmoil in Asia spread to other markets. For instance, Philips Electronics, a Netherlands-based manufacturer of semiconductors and consumer electronics with substantial business in Southeast Asia, was a major disappointment. We trimmed our position, but opted to keep the stock because most of the fundamental reasons to own it remain unchanged. Enhancing shareholder value is a primary goal of management, and Philips is determined to continue to divest unrelated and underperforming lines of business in 1998.

Prices of nearly all our technology stocks were impacted by the fear that a global economic slowdown will hurt the demand for products and services. We believe instead that demand will continue to grow in both the developed and developing regions of the world, and we viewed the reduction in prices during the fourth quarter as a buying opportunity, adding quality, globally competitive companies like Japan's Sony Corporation.

The Coming Months

Our outlook for the global markets remains generally positive, though we expect the increased volatility of the past several months to linger a bit longer. With global interest rates having trended downward since October, Europe should be able to continue moving in the right direction. On the other hand, we are cautious in our outlook for Southeast Asia, Korea and Japan. The continuing slowdown, and its possible impact on China and Brazil, definitely bear watching.

I believe our emphasis on disciplined, thorough research and high-quality growth stories will serve the Portfolio well in this environment. We will be more selective, avoiding commodity-type businesses or those that require long periods to improve earnings and profits, and stressing companies with clear competitive advantages, strong franchises and high margins.

Thank you for your continued investment in Janus Aspen International Growth Portfolio.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO Portfolio Manager, Helen Young Hayes

--------------------------------------------------------------------------------
Average Annual Total Return(1)
For the Periods Ended December 31, 1997
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/2/94)
  1 Year                                                18.51%
  From Inception                                        19.32%
--------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index(2)
  1 Year                                                 1.78%
  From Inception Date
    of Institutional Shares                              5.08%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                   --
  From Inception                                        10.53%
--------------------------------------------------------------------------------
Note: Performance of the Retirement  Shares is lower from the performance  shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.
--------------------------------------------------------------------------------

Performance Overview(1)          Source - Lipper Analytical Services, Inc. 1997.

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen International Growth Portfolio - Institutional Shares and the Morgan Stanley Capital International EAFE Index. Janus Aspen International Growth Portfolio - Institutional Shares is represented by a solid black line. The Morgan Stanley Capital International EAFE Index is represented by a dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through December 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen International Growth Portfolio - Institutional Shares ($19,109) as compared to the Morgan Stanley Capital International EAFE Index ($11,991).

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.
(2) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. EAFE stands for Europe, Australasia, and the Far East. Neither the U.S. market nor the emerging markets of Latin America and Eastern Europe are represented in EAFE.

          JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 91.2%
--------------------------------------------------------------------------------
Airlines - 2.2%
      51,517    Deutsche Lufthansa A.G.**,+                         $    988,484
      30,442    KLM Royal Dutch Air Lines N.V.**                       1,126,243
          93    Sairgroup*,**                                            127,524
      17,685    SAS Danmark A/S                                          258,280
      17,577    SAS Norske ASA - Class B                                 245,576
      21,527    SAS Sverige A.B.**                                       312,011
      19,400    Virgin Express Holdings PLC (ADR)*                       402,550
--------------------------------------------------------------------------------
                                                                       3,460,668
--------------------------------------------------------------------------------
Airport Development - Maintenance - 0.4%
      62,738    Aeroporti di Roma S.p.A.*,+                              648,956
--------------------------------------------------------------------------------
Appliances - 2.5%
      56,933    Electrolux A.B. - Class B**                            3,953,699
--------------------------------------------------------------------------------
Athletic Footwear - 0.3%
       3,982    Adidas A.G.**                                            523,981
--------------------------------------------------------------------------------
Audio and Video Products - 2.2%
      39,200    Sony Corp.**                                           3,497,279
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 0.8%
      44,991    Renault S.A.*,**                                       1,266,149
       2,673    Tata Engineering & Locomotive Co., Ltd. (GDR)+            21,250
--------------------------------------------------------------------------------
                                                                       1,287,399
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.1%
      13,000    Denso Corp.**                                            234,962
--------------------------------------------------------------------------------
Brewery - 0.3%
      60,500    Fomento Economico Mexicano, S.A. de C.V.                 486,293
--------------------------------------------------------------------------------
Broadcast Services and Programming - 0.4%
      16,225    Grupo Televisa S.A. (GDR)*                               627,705
       1,031    Modern Times Group MTG A.B.*,**                            6,172
--------------------------------------------------------------------------------
                                                                         633,877
--------------------------------------------------------------------------------
Building - Heavy Construction - 0.2%
       3,395    Compagnie Fransaise d'Etudes et
                   de Construction Technip**                        $    358,357
--------------------------------------------------------------------------------
Building and Construction - 0.7%
      10,195    Suez Lyonnaise des Eaux**                              1,128,661
--------------------------------------------------------------------------------
Building and Construction Products - 0.1%
      11,000    Matsushita Electric Works, Ltd.**                         95,600
--------------------------------------------------------------------------------
Cellular Telecommunications - 0%
       1,315    Millicom International Cellular S.A.*                     49,477
--------------------------------------------------------------------------------
Chemicals - Diversified - 2.5%
      19,082    Akzo Nobel N.V.**,+                                    3,290,735
      45,190    Imperial Chemical Industries PLC**                       707,122
--------------------------------------------------------------------------------
                                                                       3,997,857
--------------------------------------------------------------------------------
Chemicals - Specialty - 0.1%
         122    Clariant A.G.**                                          102,047
       8,083    Victrex PLC**                                             31,254
--------------------------------------------------------------------------------
                                                                         133,301
--------------------------------------------------------------------------------
Closed-End Funds - 0.1%
         163    Romania Investment Fund                                  155,986
--------------------------------------------------------------------------------
Commercial Appliances - 1.7%
      78,800    Groupe Danone (ADR)                                    2,817,100
--------------------------------------------------------------------------------
Commercial Banks - 4.2%
     527,362    Banca Commerciale Italiana                             1,835,331
       6,075    Banco Rio de La Plata S.A. (ADR)*                         85,050
      16,834    Bankgesellschaft Berlin A.G.**                           370,751
      17,874    Bayerische Vereinsbank A.G.**                          1,170,033
      13,211    BG Bank A/S+                                             889,453
       6,905    Credit Commercial de France**                            473,467
      64,894    Credito Italiano S.p.A.                                  200,849
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

          JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Commercial Banks - (continued)
      18,796    Erste Bank Der Oesterreichischen
                  Sparkassen A.G.*,**,+                             $    935,280
     101,951    Merita PLC - Class A                                     557,919
       5,800    Uniao de Bancos Brasileiros S.A. (GDR)*                  186,688
--------------------------------------------------------------------------------
                                                                       6,704,821
--------------------------------------------------------------------------------
Commercial Services - 0.8%
      47,393    BTG PLC**                                                526,368
       4,814    Sophus Berendsen A/S - Class B                           794,458
--------------------------------------------------------------------------------
                                                                       1,320,826
--------------------------------------------------------------------------------
Computer Services - 3.6%
       5,390    Atos S.A.*,**                                            695,269
      11,387    Cap Gemini S.A.**                                        934,111
     141,400    Capita Group PLC**                                       863,167
       7,559    Delphi Group PLC**                                        84,202
      51,562    Getronics N.V.**                                       1,643,084
      76,154    Logica PLC**                                           1,457,283
       3,863    Misys PLC**                                              116,954
       4,060    WM-Data A.B. - Class B**                                  73,429
--------------------------------------------------------------------------------
                                                                       5,867,499
--------------------------------------------------------------------------------
Computer Software - 2.6%
      18,650    Dassault Systemes S.A. (ADR)                             575,819
      21,192    JBA Holdings PLC**                                       360,898
       6,107    Merkantildata A.S.A.                                     210,409
          35    NTT Data Corp.**                                       1,892,385
      35,984    SEMA Group PLC**                                         876,280
       2,518    TT Tieto Oy - Class B                                    283,452
--------------------------------------------------------------------------------
                                                                       4,199,243
--------------------------------------------------------------------------------
Computers - Integrated Systems - 0.3%
          94    Dimension Data Holdings, Ltd.*,+                             405
      21,000    Fujitsu, Ltd.**                                          226,117
       6,126    Prosolvia AB*,**                                         244,751
--------------------------------------------------------------------------------
                                                                         471,273
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 0.5%
      17,442    Rhone-Poulenc - Class A**                                781,661
--------------------------------------------------------------------------------
Diversified Operations - 7.5%
      12,419    Amer Group, Ltd.                                         238,323
           9    Barco N.V.                                                 1,652
      43,000    Citic Pacific, Ltd.                                      170,929
     740,480    First Pacific Co., Ltd.                                  358,377
      14,400    Grupo Carso S.A. de C.V. - Series A1                      96,276
      45,444    Hays PLC**                                               606,062
      28,000    Hutchison Whampoa, Ltd.                                  175,626
       1,493    Kinnevik A.B. - Class B**                                 24,744
      18,967    Lagardere S.C.A.**                                       627,413
       7,828    Metra Oy - Class B                                       184,003
      19,500    Quinenco S.A. (ADR)*                                     224,250
     695,991    Rentokil Initial PLC**                                 3,085,468
     211,210    Siebe PLC**                                            4,152,923
      38,000    Swire Pacific, Ltd. - Class A                            208,434
      30,436    TI Group PLC**                                           233,871
      98,283    Tomkins PLC**                                            465,739
     210,951    Williams PLC**                                         1,173,194
--------------------------------------------------------------------------------
                                                                      12,027,284
--------------------------------------------------------------------------------
Drug Delivery Systems - 0%
       1,175    Elan Corp. PLC (ADR)*                                     60,145
--------------------------------------------------------------------------------
Electric - Distribution - 0.1%
       3,466    Unified Energy System (GDR)*                             103,113
--------------------------------------------------------------------------------
Electric - Integrated - 1.1%
       3,550    Cemig S.A. (ADR)                                    $    156,200
     102,375    Companhia Paranaense de Energia-Copel (ADR)            1,401,258
       5,100    Mosenergo (ADR)+                                         191,250
--------------------------------------------------------------------------------
                                                                       1,748,708
--------------------------------------------------------------------------------
Electric Products - 0.3%
      43,000    Hitachi, Ltd.**                                          307,565
       3,203    Siemens A.G.**                                           189,717
--------------------------------------------------------------------------------
                                                                         497,282
--------------------------------------------------------------------------------
Electronic Components - 4.2%
     200,673    Electrocomponents PLC**                                1,495,749
      40,683    Philips Electronics N.V.**                             2,440,305
      39,625    Philips Electronics N.V. - N.Y. Shares**               2,397,313
       7,836    Pricer A.B. - Class B*,**                                145,178
      11,000    Tokyo Electron, Ltd.**                                   353,635
--------------------------------------------------------------------------------
                                                                       6,832,180
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 0.5%
       8,000    Rohm Co., Ltd.**                                         806,023
--------------------------------------------------------------------------------
Electronic Measuring Instruments - 0.4%
       5,884    Simac Techniek N.V.**                                    684,987
--------------------------------------------------------------------------------
Electronic Parts Distributors - 0.2%
      42,670    Premier Farnell PLC**                                    307,516
--------------------------------------------------------------------------------
Environmental Monitoring and Detection Devices - 0.2%
      39,563    Munters A.B.*,**,+                                       341,561
--------------------------------------------------------------------------------
Film Processing - 0.6%
      24,032    GrandVision**,+                                          989,106
--------------------------------------------------------------------------------
Food - Catering - 0.5%
      67,508    Compass Group PLC**,+                                    831,972
--------------------------------------------------------------------------------
Food - Dairy Products - 0%
       2,245    Koninklijke Nutricia Verenidge Bedrijven N.V.**           68,107
--------------------------------------------------------------------------------
Food - Diversified - 0.8%
       2,832    Danone**                                                 506,062
       7,087    Raisio Group PLC*                                        839,432
--------------------------------------------------------------------------------
                                                                       1,345,494
--------------------------------------------------------------------------------
Home Furnishings - 0.1%
      11,067    Ekornes A.S.A.                                            90,821
--------------------------------------------------------------------------------
Human Resources - 1.4%
      12,947    DIS Deutscher Industrie Service A.G.*,**                 540,045
      88,825    Select Appointments Holdings PLC (ADR)*                1,621,056
       5,480    Vedior N.V.**,+                                           98,667
--------------------------------------------------------------------------------
                                                                       2,259,768
--------------------------------------------------------------------------------
Investment Companies - 0.4%
      11,601    Investor A.B. - B Shares**                               565,841
--------------------------------------------------------------------------------
Investment Management and Advisory Services - 0.1%
      14,014    Amvescap PLC**                                           120,082
--------------------------------------------------------------------------------
Life and Health Insurance - 1.0%
       2,076    Schweizerishe Lebensversicherungs-und
                  Rentenanstalt**                                      1,632,560
         214    Union des Assurances Federales**                          28,102
--------------------------------------------------------------------------------
                                                                       1,660,662
--------------------------------------------------------------------------------
Machinery - General Industrial - 2.6%
       3,075    ASM Lithography Holding N.V. (ADR)*                      207,563
     401,345    Powerscreen International PLC**                        4,034,574
--------------------------------------------------------------------------------
                                                                       4,242,137
--------------------------------------------------------------------------------
Machinery - Pumps - 1.0%
      55,650    Pfeiffer Vacuum Technology A.G. (ADR)*                 1,551,244
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic - 0.5%
         479    Ares-Serono Group - Class B**                            791,464
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

          JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Medical - Drugs - 2.4%
         731    Novartis A.G.**                                     $  1,187,802
         142    Roche Holding A.G.**                                   1,412,162
       7,324    SmithKline Beecham PLC**                                  75,619
         350    SmithKline Beecham PLC (ADR)**                            18,003
      39,000    Takeda Chemical Industries**                           1,115,819
--------------------------------------------------------------------------------
                                                                       3,809,405
--------------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 0.1%
         327    Gehe A.G.**                                               16,368
       6,375    Grupo Casa Autrey S.A. de C.V. (ADR)                     130,289
--------------------------------------------------------------------------------
                                                                         146,657
--------------------------------------------------------------------------------
Medical Products - 0.3%
       1,590    Fresenius Medical Care A.G. (ADR)*                        34,582
      12,670    Ortivus A.B. - B Shares*,**                              423,166
--------------------------------------------------------------------------------
                                                                         457,748
--------------------------------------------------------------------------------
Metal Processors and Fabricators - 0.7%
      42,528    Assa Abloy A.B. - Class B**                            1,125,595
--------------------------------------------------------------------------------
Money Center Banks - 5.8%
       8,675    Banque Nationale de Paris**                              461,302
      19,495    Barclays PLC**                                           519,902
       4,720    Credit Suisse Group**                                    731,356
      25,543    Deutsche Bank A.G.**                                   1,804,162
     237,015    Lloyds TSB Group PLC**                                 3,088,911
      17,348    National Westminster Bank PLC**                          290,582
      49,202    Skandinaviska Enskilda Banken - Class A**                623,213
       1,285    Societe Generale**                                       175,154
         940    UBS**                                                  1,361,132
       3,727    Unidanmark A/S - Class A                                 273,788
--------------------------------------------------------------------------------
                                                                       9,329,502
--------------------------------------------------------------------------------
Mortgage Banks - 0.6%
      17,622    Deutsche Pfandbrief & Hypothekenbank A.G.**            1,044,750
--------------------------------------------------------------------------------
Multi-Line Insurance - 5.5%
       4,039    AGF (Assurances Generales de France)**                   214,107
       1,557    Allianz A.G.**                                           403,529
       7,462    AMB Aachener & Muenchener Beteiligungs-AG**              809,263
      66,430    Assicurazioni Generali                                 1,635,617
         290    Baloise Holdings, Ltd.**                                 537,431
      39,258    Pohjola Insurance Group - Class B                      1,456,274
      91,052    Royal & Sun Alliance Insurance Group PLC**               918,378
      40,688    Sampo Insurance Co., Ltd. - Class A                    1,344,938
      10,495    Skandia Forsakrings A.B.**                               495,361
       2,129    Zurich Versicherungs-Gesellschaft**                    1,015,929
--------------------------------------------------------------------------------
                                                                       8,830,827
--------------------------------------------------------------------------------
Office Furnishings - 0.6%
      29,714    Koninklijke Ahrend Groep N.V.**                          933,680
--------------------------------------------------------------------------------
Oil - Field Services - 0.5%
      12,650    Petroleum Geo-Services (ADR)*                            819,088
--------------------------------------------------------------------------------
Oil and Gas Drilling - 1.8%
      23,307    Elf Aquitaine S.A.**                                   2,711,980
       4,900    Transocean Offshore, Inc.                                236,119
--------------------------------------------------------------------------------
                                                                       2,948,099
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 0.3%
      13,400    YPF S.A. (ADR)                                           458,112
--------------------------------------------------------------------------------
Oil Companies - Integrated - 2.3%
      34,750    British Petroleum Co. PLC**                              460,566
       2,975    Lukoil Holding (ADR)                                     272,212
      26,716    Total S.A.**                                           2,908,807
--------------------------------------------------------------------------------
                                                                       3,641,585
--------------------------------------------------------------------------------
Oil Field Machinery and Equipment - 1.6%
      32,450    Schlumberger, Ltd.                                     2,612,225
--------------------------------------------------------------------------------
Paper and Related Products - 0.2%
      56,100    Kimberly-Clark de Mexico, S.A. de C.V. - Class A    $    270,695
--------------------------------------------------------------------------------
Public Thoroughfares - 1.1%
      49,590    Brisa-Auto Estradas de Portugal, S.A.*                 1,778,389
--------------------------------------------------------------------------------
Publishing - Books - 3.5%
     111,104    Elsevier N.V.**                                        1,797,634
      29,866    Wolters Kluwer N.V.**                                  3,858,426
--------------------------------------------------------------------------------
                                                                       5,656,060
--------------------------------------------------------------------------------
Publishing - Newspapers - 1.0%
     363,576    Newsquest PLC*,**,+                                    1,585,304
--------------------------------------------------------------------------------
Real Estate Investment and Management - 0.5%
      56,000    Mitsubishi Estate Co., Ltd.**                            611,593
      14,000    Mitsui Fudosan Co., Ltd.**                               135,670
--------------------------------------------------------------------------------
                                                                         747,263
--------------------------------------------------------------------------------
Recycling - 0.2%
      16,446    Tomra Systems A.S.A.                                     368,085
--------------------------------------------------------------------------------
Reinsurance - 0.2%
         851    Muenchener Rueckversicherungs
                  -Gesellschaft A.G.**                                   320,892
--------------------------------------------------------------------------------
Retail - Discount - 0.1%
      44,311    Cifra S.A. de C.V.                                       109,379
--------------------------------------------------------------------------------
Retail - Diversified - 0%
       1,000    Ryohin Keikaku Co., Ltd.**                                66,143
--------------------------------------------------------------------------------
Retail - Pubs - 0%
      14,635    J.D. Wetherspoon PLC**                                    79,465
--------------------------------------------------------------------------------
Retail - Restaurants - 0.6%
      11,795    Tele Pizza S.A.*                                         951,862
--------------------------------------------------------------------------------
Rubber - Tires - 0.9%
      20,936    Bridgestone Corp.**                                      455,687
      18,865    Compagnie Generale des Etablissements
                  Michelin - Class B**                                   950,170
--------------------------------------------------------------------------------
                                                                       1,405,857
--------------------------------------------------------------------------------
Security Services - 2.7%
         159    Prosegur, CIA de Seguridad S.A.                            1,596
     141,853    Securitas A.B. - Class B**                             4,290,795
--------------------------------------------------------------------------------
                                                                       4,292,391
--------------------------------------------------------------------------------
Special Purpose Banks - 0.5%
       1,174    Dexia Belgium (Credit Communal)+                         157,643
       5,368    Dexia France**                                           621,938
--------------------------------------------------------------------------------
                                                                         779,581
--------------------------------------------------------------------------------
Telecommunication Equipment - 2.0%
       2,336    Alcatel Alsthom**                                        297,055
      16,560    Nokia Oy - Class A                                     1,158,641
      12,025    Northern Telecom, Ltd.                                 1,070,225
       9,450    Oy Nokia Corp. (ADR) - Class A                           661,500
--------------------------------------------------------------------------------
                                                                       3,187,421
--------------------------------------------------------------------------------
Telecommunication Services - 1.5%
     106,000    China Telecom, Ltd.*,+                                   181,950
     105,740    Energis PLC*,**                                          443,661
     365,475    Freepages Group PLC*,**                                  192,433
      15,700    Nortel Inversora S.A. (ADR)                              400,350
      23,826    Telefonaktiebolaget L.M. Ericsson - Class B**            896,362
       9,027    Telefonaktiebolaget L.M. Ericsson (ADR)
                  - Class B**                                            336,820
--------------------------------------------------------------------------------
                                                                       2,451,576
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

          JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Telephone - Integrated - 3.1%
         424    Nippon Telegraph & Telephone Corp.**                $  3,652,331
       8,800    Telecom Argentina Stet S.A. (ADR)                        314,600
      84,554    Telecom Italia S.p.A.                                    541,185
       5,075    Telefonica de Argentina S.A. (ADR)                       189,044
      14,050    Telefonica del Peru S.A. (ADR)                           327,541
--------------------------------------------------------------------------------
                                                                       5,024,701
--------------------------------------------------------------------------------
Transportation - Services - 0.3%
      37,366    Stagecoach Holdings PLC**                                513,375
--------------------------------------------------------------------------------
Travel Services - 0.2%
          98    Kuoni Reisen A.G. - Class B**                            367,865
--------------------------------------------------------------------------------
Total Common Stock (cost $134,776,396)                               146,847,850
--------------------------------------------------------------------------------
Foreign Bonds - 0.2%
JPY
  65,000,000    STB Cayman Capital, Ltd., 0.50%
                  bank guaranteed notes, due 10/1/07**,+
                  (cost $563,820)                                        364,941
--------------------------------------------------------------------------------
Preferred Stock - 0.4%
--------------------------------------------------------------------------------
Brewery - 0%
      48,000    Companhia Cervejaria Brahma                               32,257
--------------------------------------------------------------------------------
Electric - Integrated - 0.1%
   4,713,000    Companhia Energetica de Minas Gerais                     204,775
   1,000,000    Companhia Paranaense de Energia-Copel                     13,575
--------------------------------------------------------------------------------
                                                                         218,350
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.1%
     430,000    Petroleo Brasileiro S.A.                                 100,329
--------------------------------------------------------------------------------
Telecommunication Equipment - 0.2%
  11,690,000    Ericsson Telecomunicacoes S.A.                           374,995
--------------------------------------------------------------------------------
Total Preferred Stock (cost $953,392)                                    725,931
--------------------------------------------------------------------------------
U.S. Government Agency - 10.2%
                Freddie Mac
 $16,400,000      6.00%, 1/2/98 (amortized cost $16,397,267)          16,397,267
--------------------------------------------------------------------------------
Total Investments (total cost $152,690,875) - 102.0%                 164,335,989
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets -  (2.0%)     (3,234,480)
--------------------------------------------------------------------------------
Net Assets - 100%                                                   $161,101,509
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

          JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO December 31, 1997

                       Summary of Investments by Country
                               December 31, 1997

Country                       % of Investment Securities    Market Value
--------------------------------------------------------------------------------
Argentina                                  0.9%             $  1,447,156
Austria                                    0.6%                  935,280
Belgium                                    0.1%                  159,295
Brazil                                     1.5%                2,470,077
Canada                                     0.7%                1,070,225
Chile                                      0.1%                  224,250
Denmark                                    1.4%                2,215,979
Finland                                    4.1%                6,724,483
France                                    11.9%               19,521,791
Germany                                    5.9%                9,767,802
Hong Kong                                  0.7%                1,095,316
India                                      0.0%                   21,250
Ireland                                    0.0%                   60,145
Italy                                      3.0%                4,861,938
Japan                                      8.4%               13,815,750
Luxembourg                                 0.0%                   49,477
Mexico                                     1.0%                1,720,636
Netherlands                               11.3%               18,546,743
Norway                                     1.1%                1,733,979
Peru                                       0.2%                  327,541
Portugal                                   1.1%                1,778,389
Romania                                    0.1%                  155,986
Russia                                     0.3%                  566,576
South Africa                               0.0%                      405
Spain                                      0.6%                  953,458
Sweden                                     8.4%               13,858,698
Switzerland                                5.6%                9,267,270
United Kingdom                            19.3%               31,740,484
United States ++                          11.7%               19,245,610
--------------------------------------------------------------------------------
Total                                    100.0%             $164,335,989
================================================================================
++ Includes Short-Term Securities (1.7% excluding Short-Term Securities)

                           Forward Currency Contracts
                           Open at December 31, 1997

Currency Sold and               Currency            Currency        Unrealized
Settlement Date               Units Sold      Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 2/11/98            500,000         $   822,800         ($ 16,865)
British Pound 2/18/98          2,900,000           4,770,500           (66,106)
British Pound 2/19/98            900,000           1,480,500            21,600
Dutch Guilder 1/9/98             500,000             246,914             3,776
Dutch Guilder 2/18/98            375,000             185,671            (6,194)
Dutch Guilder 2/19/98          2,600,000           1,287,384            30,178
French Franc 2/18/98           5,543,000             922,956           (26,421)
French Franc 3/18/98           5,000,000             833,847            25,850
German Deutschemark 1/9/98     1,000,000             556,421             7,913
German Deutschemark 1/15/98       60,000              33,400               917
German Deutschemark 2/3/98        29,000              16,163               212
German Deutschemark 2/18/98      200,000             111,564            (3,636)
German Deutschemark 2/26/98      446,000             248,898            (1,532)
Japanese Yen 1/20/98           3,500,000              26,852             4,680
Japanese Yen 2/18/98         235,000,000           1,802,971           194,546
Japanese Yen 2/19/98           4,000,000              30,689             4,094
Japanese Yen 3/18/98         198,200,000           1,520,696           194,802
Japanese Yen 3/25/98          19,500,000             149,616             3,746
Japanese Yen 4/22/98         397,000,000           3,046,153            68,624
Swedish Krona 1/15/98            585,000              73,787             2,270
Swedish Krona 2/11/98            464,000              58,573               536
Swiss Franc 1/9/98               600,000             410,931             3,692
Swiss Franc 1/20/98               50,000              34,293               622
Swiss Franc 2/2/98                35,000              24,047               200
Swiss Franc 2/18/98              150,000             103,242            (1,354)
Swiss Franc 2/19/98              400,000             275,349               133
Swiss Franc 2/26/98               36,000              24,800             1,062
--------------------------------------------------------------------------------
Total                                            $19,099,017          $447,345
================================================================================

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

  JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO Portfolio Manager, Helen Young Hayes

1997 in Review

Overall, I am pleased with the performance of the Portfolio, which held up relatively well during the global market turmoil in the fourth quarter. Certainly, being underweighted in the Far East and Japan and overweighted in Europe helped us to outperform the benchmark.

Our reasons for this allocation were simple: Prices in the emerging markets of Asia had become excessive, given the structural problems in many of those countries. In Japan, the government was not taking the necessary steps to stem problems within its financial industry and deal with a lingering recession, while Japanese businesses have yet to implement the changes needed to increase productivity and retain a competitive edge in a global marketplace.

Markets in Europe, on the other hand, were quite strong. Governments there appear serious about reining in inflation and facing the tough decisions required for sustainable economic growth. At the same time, businesses are embracing the kind of restructuring that has helped American companies and the U.S. stock market in recent years. Bank and financial services stocks in particular benefited from the move to strengthen the economy, progress toward a single European currency (the Euro), and a trend toward consolidation.

In November and December, however, the currency crisis in Southeast Asia spilled over to markets worldwide, including Europe, Latin America and the United States. The year ended with nearly universal volatility, especially for the stocks of companies with exposure to Southeast Asia. Technology stocks were among the hardest hit, largely in response to concerns about a potential falloff in demand in parts of the Far East.

--------------------------------------------------------------------------------
Portfolio Profile                 December 31, 1997      December 31, 1996
Equities                                 97.4%                  88.1%
  Foreign                                77.8%                  78.3%
Number of Stocks                          205                    209
Top 10 Equities                          21.0%                  19.8%
Cash & Cash Equivalents                   2.6%                  11.9%
--------------------------------------------------------------------------------

Portfolio Review

Among the sectors that performed well for the Portfolio were pharmaceuticals and financial services. For example, Akzo Nobel, a Netherlands-based company, is exiting the low-return, cyclical chemical business and repositioning itself as a life sciences company. Its drug sales are gaining momentum with new product launches, including the release of Remeron, a new antidepressant.

Our research also revealed several good opportunities in Europe's financial industry, where significant merger and acquisition activity is helping to cut costs and increase profitability. We acquired shares of Zurich-based UBS prior to the announcement of a merger with Swiss Bank Corp. and added shares of Swiss Life, an attractively valued franchise in the Swiss life insurance market that may be a likely takeover candidate.

Although they were among our best contributors to total return before the monetary crisis in Asia, our technology stocks were ultimately laggards. Nearly all were tarred by the same brush: fears of a global economic slowdown that might depress demand for telecommunications, computer and consumer electronics equipment.

Philips  Electronics,  a  Dutch  manufacturer  of  semiconductors  and  consumer electronics with substantial business in Southeast Asia, was a major disappointment. We pared back our position but did not eliminate the stock because most of the fundamental reasons to own it remain intact. Management is squarely focused on enhancing shareholder value and is determined to continue to divest unrelated and underperforming divisions in 1998.

Elsewhere, however, we viewed the compression of technology stock prices as an opportunity to add some high-quality names to the portfolio mix, including Cisco Systems, Microsoft and Texas Instruments (U.S.) and Sony (Japan). In our view, the fears relating to technology are overblown; demand continues to grow in both the developed and developing regions of the world.

Looking Ahead

As we entered 1998, it was evident that the difficulties in Southeast Asia continued to upset markets around the world. In our view, though, this is not necessarily a negative. It should provide us ample opportunity to fortify the Portfolio with high-quality growth stocks, including technology and pharmaceutical issues, at more reasonable valuations than we saw last year.

Europe is on the right track and should prove a good source of restructuring and consolidation plays. We remain cautious in our outlook on Southeast Asia, Korea and Japan but are more positive about the prospects for Latin America. The Brazilian real (currency) is under pressure. The market there is quite volatile and is likely to remain so until the government takes stronger measures to curb inflation. Mexico, in contrast, is recovering nicely from the low of 1994. Selectivity will be the key to success in this region as well as the other emerging markets. It will be more important than ever that we apply our in-depth research to choose the best individual ideas.

Thank  you for  your  continued  investment  in  Janus  Aspen  Worldwide  Growth
Portfolio.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

  JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO Portfolio Manager, Helen Young Hayes

--------------------------------------------------------------------------------
Average Annual Total Return(1)
For the Periods Ended December 31, 1997
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                22.15%
  From Inception                                        22.96%
--------------------------------------------------------------------------------
Morgan Stanley Capital International World Index(2)
  1 Year                                                15.76%
  From Inception Date
    of Institutional Shares                             12.79%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                   --
  From Inception                                        14.22%
--------------------------------------------------------------------------------
Note: Performance of the Retirement  Shares is lower from the performance  shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.
--------------------------------------------------------------------------------

Performance Overview(1)          Source - Lipper Analytical Services, Inc. 1997.

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Worldwide Growth Portfolio - Institutional Shares and the Morgan Stanley Capital International World Index. Janus Aspen Worldwide Growth Portfolio - Institutional Shares is represented by a solid black line. The Morgan Stanley Capital International World Index is represented by a dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen International Growth Portfolio -
Institutional Shares ($24,278) as compared to the Morgan Stanley Capital International World Index ($16,763).

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.
(2) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

            JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 96.7%
--------------------------------------------------------------------------------
Airlines - 1.6%
     548,292    Deutsche Lufthansa A.G.**,+                         $ 10,520,368
     170,902    KLM Royal Dutch Air Lines N.V.**                       6,322,750
      78,775    Ryanair Holdings PLC (ADR)*                            1,979,222
       2,088    Sairgroup*,**                                          2,863,116
     179,833    SAS Danmark A/S                                        2,626,369
      47,033    SAS Norske ASA - Class B                                 657,118
--------------------------------------------------------------------------------
                                                                      24,968,943
--------------------------------------------------------------------------------
Airport Development - Maintenance - 0.5%
     730,809    Aeroporti di Roma S.p.A.*,+                            7,559,425
--------------------------------------------------------------------------------
Appliances - 1.6%
     353,938    Electrolux A.B. - Class B**                           24,579,145
--------------------------------------------------------------------------------
Athletic Footwear - 0.4%
      44,794    Adidas A.G.**                                          5,894,331
--------------------------------------------------------------------------------
Audio and Video Products - 1.8%
     324,700    Sony Corp.**                                          28,968,531
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 0.9%
     490,241    Renault S.A.*,**                                      13,796,494
      40,219    Tata Engineering & Locomotive Co., Ltd. (GDR)+           319,741
--------------------------------------------------------------------------------
                                                                      14,116,235
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.2%
     154,000    Denso Corp.**                                          2,783,395
--------------------------------------------------------------------------------
Brewery - 0.4%
     791,700    Fomento Economico Mexicano, S.A. de C.V.               6,363,605
--------------------------------------------------------------------------------
Broadcast Services and Programming - 0.6%
     227,175    Grupo Televisa S.A. (GDR)*                             8,788,833
      31,175    Modern Times Group MTG A.B.*,**                          186,633
--------------------------------------------------------------------------------
                                                                       8,975,466
--------------------------------------------------------------------------------
Building - Heavy Construction - 0.2%
      34,715    Compagnie Fransaise d'Etudes et
                  de Construction Technip**                         $  3,664,317
--------------------------------------------------------------------------------
Building and Construction - 0.7%
     104,203    Suez Lyonnaise des Eaux**                             11,536,036
--------------------------------------------------------------------------------
Building and Construction Products - 0.1%
     121,000    Matsushita Electric Works, Ltd.**                      1,051,599
--------------------------------------------------------------------------------
Cable Television - 2.1%
     281,525    Comcast Corp. - Special Class A                        8,885,633
     877,875    Tele-Communications, Inc. - Class A*                  24,525,633
--------------------------------------------------------------------------------
                                                                      33,411,266
--------------------------------------------------------------------------------
Cellular Telecommunications - 0.1%
      60,850    Millicom International Cellular S.A.*                  2,289,481
--------------------------------------------------------------------------------
Chemicals - Diversified - 5.1%
     183,753    Akzo Nobel N.V.**,+                                   31,688,631
     160,875    E.I. du Pont de Nemours and Co.                        9,662,555
     310,619    Imperial Chemical Industries PLC**                     4,860,490
     557,175    Monsanto Co.                                          23,401,350
     411,740    Solutia, Inc.                                         10,988,311
--------------------------------------------------------------------------------
                                                                      80,601,337
--------------------------------------------------------------------------------
Chemicals - Specialty - 0.1%
       1,388    Clariant A.G.**                                        1,160,988
     146,934    Victrex PLC**                                            568,148
--------------------------------------------------------------------------------
                                                                       1,729,136
--------------------------------------------------------------------------------
Circuits - 0%
      21,025    Analog Devices, Inc.*                                    582,130
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

            JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Commercial Banks - 3.3%
   2,795,305    Banca Commerciale Italiana                          $  9,728,251
      12,850    Banco Rio de La Plata S.A. (ADR)*                        179,900
      26,234    Bankgesellschaft Berlin A.G.**                           577,776
     193,394    Bayerische Vereinsbank A.G.**                         12,659,582
     139,896    BG Bank A/S+                                           9,418,735
      68,592    Credit Commercial de France**                          4,703,266
     194,304    Erste Bank Der Oesterreichischen
                  Sparkassen A.G.*,**,+                                9,668,475
     460,598    Merita PLC - Class A                                   2,520,588
      61,300    Uniao de Bancos Brasileiros S.A. (GDR)*                1,973,094
--------------------------------------------------------------------------------
                                                                      51,429,667
--------------------------------------------------------------------------------
Commercial Services - 0.8%
     623,335    BTG PLC**                                              6,923,039
     167,450    Quintiles Transnational Corp.*                         6,404,963
--------------------------------------------------------------------------------
                                                                      13,328,002
--------------------------------------------------------------------------------
Computer Services - 4.5%
      71,821    Atos S.A.*,**                                          9,264,306
     157,779    Cap Gemini S.A.**                                     12,943,105
   1,703,956    Capita Group PLC**                                    10,401,687
     121,314    Delphi Group PLC**                                     1,351,360
     251,259    Getronics N.V.**                                       8,006,667
     746,890    Logica PLC**                                          14,292,489
     322,926    Misys PLC**                                            9,776,701
     270,600    WM-Data A.B. - Class B**                               4,894,042
--------------------------------------------------------------------------------
                                                                      70,930,357
--------------------------------------------------------------------------------
Computer Software - 6.2%
      34,750    Dassault Systemes S.A. (ADR)                           1,072,906
     331,321    JBA Holdings PLC**                                     5,642,360
     246,972    Merkantildata A.S.A.                                   8,509,126
     267,200    Microsoft Corp.*                                      34,535,600
         407    NTT Data Corp.**                                      22,005,738
     394,800    Parametric Technology Co.*                            18,703,650
      45,305    SEMA Group PLC**                                       1,103,264
      48,895    TT Tieto Oy - Class B                                  5,504,127
--------------------------------------------------------------------------------
                                                                      97,076,771
--------------------------------------------------------------------------------
Computers - Integrated Systems - 0.2%
       1,222    Dimension Data Holdings, Ltd.*,+                           5,273
     238,000    Fujitsu, Ltd.**                                        2,562,661
--------------------------------------------------------------------------------
                                                                       2,567,934
--------------------------------------------------------------------------------
Computers - Micro - 0.3%
      94,725    Compaq Computer Corp.*                                 5,346,042
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 0.5%
     180,444    Rhone-Poulenc - Class A**                              8,086,572
--------------------------------------------------------------------------------
Diversified Operations - 9.5%
     159,723    Amer Group, Ltd.*                                      3,065,118
         490    Barco N.V.                                                89,933
     525,925    CBS Corp.                                             15,481,917
     233,000    Citic Pacific, Ltd.                                      926,194
   6,257,820    First Pacific Co., Ltd.                                3,028,655
      22,300    General Electric Co. PLC                               1,636,262
     181,107    Grupo Carso S.A. de C.V. - Series A1                   1,210,853
   1,300,578    Hays PLC**                                            17,345,107
     395,000    Hutchison Whampoa, Ltd.                                2,477,586
      45,177    Kinnevik A.B. - Class B**                                748,740
     297,908    Lagardere S.C.A.**                                     9,854,563
     119,450    Metra Oy - Class B                                     2,807,758
      34,300    Minnesota Mining and Manufacturing Co.                 2,814,744
   7,925,774    Rentokil Initial PLC**                                35,136,551
   1,760,736    Siebe PLC**                                           34,620,524
--------------------------------------------------------------------------------
Diversified Operations - (continued)
     427,500    Swire Pacific, Ltd. - Class A                       $  2,344,879
     396,212    TI Group PLC**                                         3,044,500
   1,057,858    Tomkins PLC**                                          5,012,927
   1,184,782    Williams PLC**                                         6,589,108
--------------------------------------------------------------------------------
                                                                     148,235,919
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.2%
      63,225    Elan Corp. PLC (ADR)*                                  3,236,330
--------------------------------------------------------------------------------
Electric - Distribution - 0.1%
      48,263    Unified Energy System (GDR)*                           1,435,824
--------------------------------------------------------------------------------
Electric - Integrated - 0.2%
      58,325    Cemig S.A. (ADR)                                       2,566,300
      14,775    Mosenergo (ADR)+                                         554,062
--------------------------------------------------------------------------------
                                                                       3,120,362
--------------------------------------------------------------------------------
Electric Products - 0.4%
     471,000    Hitachi, Ltd.**                                        3,368,915
      36,772    Siemens A.G.**                                         2,178,045
--------------------------------------------------------------------------------
                                                                       5,546,960
--------------------------------------------------------------------------------
Electronic Components - 3.7%
     486,613    Electrocomponents PLC**                                3,627,049
     413,821    Philips Electronics N.V.**                            24,822,397
     475,011    Philips Electronics N.V. - N.Y. Shares**              28,738,165
      82,826    Pricer A.B. - Class B*,**                              1,534,518
--------------------------------------------------------------------------------
                                                                      58,722,129
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 1.6%
      28,200    Intel Corp.                                            1,981,050
     501,550    Texas Instruments, Inc.                               22,569,750
--------------------------------------------------------------------------------
                                                                      24,550,800
--------------------------------------------------------------------------------
Electronic Parts Distributors - 0.2%
     518,585    Premier Farnell PLC**                                  3,737,365
--------------------------------------------------------------------------------
Film Processing - 0.7%
     257,252    GrandVision**,+                                       10,587,942
--------------------------------------------------------------------------------
Finance - Consumer Loans - 0.2%
      26,975    SLM Holding Corp.                                      3,752,897
--------------------------------------------------------------------------------
Food - Catering - 0.6%
     811,853    Compass Group PLC**,+                                 10,005,314
--------------------------------------------------------------------------------
Food - Dairy Products - 0.3%
     158,505    Koninklijke Nutricia Verenidge Bedrijven N.V.**        4,808,567
--------------------------------------------------------------------------------
Food - Diversified - 0.9%
      28,578    Danone**                                               5,106,724
      78,094    Raisio Group PLC*                                      9,249,982
--------------------------------------------------------------------------------
                                                                      14,356,706
--------------------------------------------------------------------------------
Food - Retail - 0.1%
      25,175    Disco S.A. (ADR)*                                      1,120,287
--------------------------------------------------------------------------------
Home Furnishings - 0.1%
     198,983    Ekornes A.S.A.                                         1,632,958
--------------------------------------------------------------------------------
Human Resources - 0.1%
      29,575    Manpower, Inc.                                         1,042,519
      70,555    Vedior N.V.**,+                                        1,270,335
--------------------------------------------------------------------------------
                                                                       2,312,854
--------------------------------------------------------------------------------
Investment Companies - 0.4%
     118,560    Investor A.B. - B Shares**                             5,782,786
--------------------------------------------------------------------------------
Investment Management and Advisory Services - 0.1%
     149,931    Amvescap PLC**                                         1,284,721
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

            JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Life and Health Insurance - 1.2%
      23,254    Schweizerishe Lebensversicherungs-und
                  Rentenanstalt**                                   $ 18,286,874
       2,131    Union des Assurances Federales**                         279,842
--------------------------------------------------------------------------------
                                                                      18,566,716
--------------------------------------------------------------------------------
Machinery - General Industrial - 0.5%
      32,375    ASM Lithography Holding N.V. (ADR)*                    2,185,313
     653,897    Powerscreen International PLC**                        6,573,387
--------------------------------------------------------------------------------
                                                                       8,758,700
--------------------------------------------------------------------------------
Machinery - Pumps - 0%
       4,500    Pfeiffer Vacuum Technology A.G. (ADR)*                   125,438
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic - 0.2%
       2,174    Ares-Serono Group - Class B**                          3,592,154
--------------------------------------------------------------------------------
Medical - Drugs - 6.7%
     137,300    Bristol-Myers Squibb Co.                              12,992,013
      93,975    Eli Lilly and Co.                                      6,543,009
      11,297    Novartis A.G.**                                       18,356,499
     132,925    Pfizer, Inc.                                           9,911,220
       2,039    Roche Holding A.G.**                                  20,277,450
      20,025    Schering-Plough Corp.                                  1,244,053
     457,440    SmithKline Beecham PLC**                               4,723,015
      91,400    SmithKline Beecham PLC (ADR)**                         4,701,388
     356,000    Takeda Chemical Industries**                          10,185,425
     125,000    Warner-Lambert Co.                                    15,500,000
--------------------------------------------------------------------------------
                                                                     104,434,072
--------------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 0.4%
      30,400    Cardinal Health, Inc.                                  2,283,800
      20,200    Gehe A.G.**                                            1,011,099
     175,325    Grupo Casa Autrey S.A. de C.V. (ADR)                   3,583,205
--------------------------------------------------------------------------------
                                                                       6,878,104
--------------------------------------------------------------------------------
Medical Products - 0.4%
      31,350    Fresenius Medical Care A.G. (ADR)*                       681,863
     163,862    Ortivus A.B. - B Shares*,**                            5,472,832
--------------------------------------------------------------------------------
                                                                       6,154,695
--------------------------------------------------------------------------------
Metal Processors and Fabricators - 1.0%
     617,490    Assa Abloy A.B. - Class B**                           16,343,204
--------------------------------------------------------------------------------
Money Center Banks - 6.0%
      31,500    BankAmerica Corp.                                      2,299,500
      86,157    Banque Nationale de Paris**                            4,581,492
     266,091    Barclays PLC**                                         7,096,243
      48,093    Credit Suisse Group*,**                                7,451,929
     253,755    Deutsche Bank A.G.**                                  17,923,312
   2,079,413    Lloyds TSB Group PLC**                                27,100,065
     172,305    National Westminster Bank PLC**                        2,886,138
     501,863    Skandinaviska Enskilda Banken - Class A**              6,356,810
      12,919    Societe Generale**                                     1,760,941
       9,830    UBS**                                                 14,233,962
      38,197    Unidanmark A/S - Class A                               2,805,974
--------------------------------------------------------------------------------
                                                                      94,496,366
--------------------------------------------------------------------------------
Mortgage Banks - 0.8%
     212,930    Deutsche Pfandbrief & Hypothekenbank A.G.**           12,623,913
--------------------------------------------------------------------------------
Multi-Line Insurance - 3.4%
      42,856    AGF (Assurances Generales de France)**                 2,271,790
      15,921    Allianz A.G.**                                         4,126,256
     284,822    Assicurazioni Generali                                 7,012,790
       3,550    Baloise Holdings, Ltd.**                               6,578,892
      39,823    Pohjola Insurance Group - Class B                      1,477,232
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Multi-Line Insurance - (continued)
     958,046    Royal & Sun Alliance Insurance Group PLC**          $  9,663,141
     164,356    Sampo Insurance Co., Ltd. - Class A                    5,432,774
     110,265    Skandia Forsakrings A.B.**                             5,204,482
      24,413    Zurich Versicherungs-Gesellschaft**                   11,649,540
--------------------------------------------------------------------------------
                                                                      53,416,897
--------------------------------------------------------------------------------
Networking Products - 2.9%
     822,738    Cisco Systems, Inc.*                                  45,867,616
--------------------------------------------------------------------------------
Office Furnishings - 0.6%
     314,396    Koninklijke Ahrend Groep N.V.**                        9,879,024
--------------------------------------------------------------------------------
Oil - Field Services - 0.6%
      29,375    Halliburton Co.                                        1,525,664
     125,675    Petroleum Geo-Services (ADR)*                          8,137,456
--------------------------------------------------------------------------------
                                                                       9,663,120
--------------------------------------------------------------------------------
Oil and Gas Drilling - 2.0%
     242,179    Elf Aquitaine S.A.**                                  28,179,719
      55,050    Transocean Offshore, Inc.                              2,652,722
--------------------------------------------------------------------------------
                                                                      30,832,441
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 0.3%
     160,250    YPF S.A. (ADR)                                         5,478,547
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.8%
     366,381    British Petroleum Co. PLC**                            4,855,903
      27,550    Lukoil Holding (ADR)                                   2,520,825
      54,434    Total S.A.**                                           5,926,710
--------------------------------------------------------------------------------
                                                                      13,303,438
--------------------------------------------------------------------------------
Oil Field Machinery and Equipment - 0.8%
     151,600    Schlumberger, Ltd.                                    12,203,800
--------------------------------------------------------------------------------
Paper and Related Products - 0.2%
     608,400    Kimberly-Clark de Mexico, S.A. de C.V. - Class A       2,935,664
--------------------------------------------------------------------------------
Publishing - Books - 2.4%
     831,067    Elsevier N.V.**                                       13,446,446
     186,145    Wolters Kluwer N.V.**                                 24,048,306
--------------------------------------------------------------------------------
                                                                      37,494,752
--------------------------------------------------------------------------------
Publishing - Newspapers - 1.1%
   3,812,719    Newsquest PLC*,**,+                                   16,624,637
--------------------------------------------------------------------------------
Real Estate Investment and Management - 0.6%
     705,000    Mitsubishi Estate Co., Ltd.**                          7,699,520
     204,000    Mitsui Fudosan Co., Ltd.**                             1,976,910
--------------------------------------------------------------------------------
                                                                       9,676,430
--------------------------------------------------------------------------------
Recycling - 0.3%
     207,147    Tomra Systems A.S.A.                                   4,636,242
--------------------------------------------------------------------------------
Reinsurance - 0.2%
       8,698    Muenchener Rueckversicherungs
                  -Gesellschaft A.G.**                                 3,279,812
--------------------------------------------------------------------------------
Retail - Discount - 0.1%
     476,187    Cifra S.A. de C.V.                                     1,175,434
--------------------------------------------------------------------------------
Retail - Diversified - 0.1%
      30,800    Ryohin Keikaku Co., Ltd.**                             2,037,208
--------------------------------------------------------------------------------
Retail - Pubs - 0.2%
     509,505    J.D. Wetherspoon PLC**                                 2,766,520
--------------------------------------------------------------------------------
Retail - Restaurants - 1.0%
     187,936    Tele Pizza S.A.*                                      15,166,530
--------------------------------------------------------------------------------
Rubber - Tires - 1.0%
     211,328    Bridgestone Corp.**                                    4,599,702
     223,723    Compagnie Generale des Etablissements
                  Michelin - Class B**                                11,268,222
--------------------------------------------------------------------------------
                                                                      15,867,924
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

            JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Security Services - 0.5%
       8,269    Prosegur, CIA de Seguridad S.A.                     $     83,007
     265,060    Securitas A.B. - Class B**                             8,017,582
--------------------------------------------------------------------------------
                                                                       8,100,589
--------------------------------------------------------------------------------
Special Purpose Banks - 0.7%
      29,337    Dexia Belgium (Credit Communal)+                       3,939,325
      63,099    Dexia France**                                         7,310,674
--------------------------------------------------------------------------------
                                                                      11,249,999
--------------------------------------------------------------------------------
Super-Regional Banks - 0.2%
      11,575    Wells Fargo & Co.                                      3,928,989
--------------------------------------------------------------------------------
Telecommunication Equipment - 1.6%
      35,413    Alcatel Alsthom**                                      4,503,252
     120,710    Nokia Oy - Class A                                     8,445,624
      78,525    Northern Telecom, Ltd.                                 6,988,725
      79,250    Oy Nokia Corp. (ADR) - Class A                         5,547,500
--------------------------------------------------------------------------------
                                                                      25,485,101
--------------------------------------------------------------------------------
Telecommunication Services - 2.0%
   1,118,000    China Telecom, Ltd.*,+                                 1,919,061
   1,077,829    Energis PLC*,**                                        4,522,323
   6,923,325    Freepages Group PLC*,**                                3,645,324
     194,950    Nortel Inversora S.A. (ADR)                            4,971,225
     312,133    Telefonaktiebolaget L.M. Ericsson - Class B**         11,742,809
     144,886    Telefonaktiebolaget L.M. Ericsson (ADR)
                  - Class B**                                          5,406,059
--------------------------------------------------------------------------------
                                                                      32,206,801
--------------------------------------------------------------------------------
Telephone - Integrated - 3.5%
       4,156    Nippon Telegraph & Telephone Corp.**                  35,799,731
      82,800    Telecom Argentina Stet S.A. (ADR)                      2,960,100
   1,056,722    Telecom Italia S.p.A.                                  6,763,513
     107,750    Telefonica de Argentina S.A. (ADR)                     4,013,687
     233,150    Telefonica del Peru S.A. (ADR)                         5,435,309
--------------------------------------------------------------------------------
                                                                      54,972,340
--------------------------------------------------------------------------------
Transportation - Services - 0.5%
     586,656    Stagecoach Holdings PLC**                              8,060,120
--------------------------------------------------------------------------------
Travel Services - 0.3%
       1,341    Kuoni Reisen A.G. - Class B**                          5,033,746
--------------------------------------------------------------------------------
Total Common Stock (cost $1,324,618,947)                           1,525,387,527
--------------------------------------------------------------------------------
Preferred Stock - 0.7%
--------------------------------------------------------------------------------
Brewery - 0.1%
   1,508,000    Companhia Cervejaria Brahma                            1,013,423
--------------------------------------------------------------------------------
Electric - Integrated - 0.2%
  76,520,000    Companhia Energetica de Minas Gerais                $  3,324,721
  23,000,000    Companhia Paranaense de Energia-Copel                    312,226
--------------------------------------------------------------------------------
                                                                       3,636,947
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.1%
   5,625,000    Petroleo Brasileiro S.A.                               1,315,266
--------------------------------------------------------------------------------
Telecommunication Equipment - 0.3%
 130,600,000    Ericsson Telecomunicacoes S.A.                         4,189,423
--------------------------------------------------------------------------------
Total Preferred Stock (cost $12,679,990)                              10,155,059
--------------------------------------------------------------------------------
U.S. Government Agency - 0.1%
                Freddie Mac
 $ 2,100,000      6.00%, 1/2/98 (amortized cost $2,099,650)            2,099,650
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 1.6%
                Norwest Corp.
  25,000,000      5.82%, 1/7/98 (amortized cost $24,975,750)          24,975,750
--------------------------------------------------------------------------------
Total Investments (total cost $1,364,374,337) - 99.1%              1,562,617,986
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.9%         14,333,200
--------------------------------------------------------------------------------
Net Assets - 100%                                                 $1,576,951,186
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

            JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO December 31, 1997

                       Summary of Investments by Country
                               December 31, 1997

Country                       % of Investment Securities    Market Value
--------------------------------------------------------------------------------
Argentina                                  1.2%             $ 18,723,746
Austria                                    0.6%                9,668,474
Belgium                                    0.2%                4,029,257
Brazil                                     0.9%               14,694,452
Canada                                     0.5%                6,988,725
Denmark                                    1.0%               14,851,077
Finland                                    2.8%               44,050,702
France                                    10.0%              156,698,873
Germany                                    4.6%               71,601,794
Hong Kong                                  0.7%               10,696,375
India                                      0.0%                  319,741
Ireland                                    0.3%                5,215,551
Italy                                      2.0%               31,063,977
Japan                                      7.9%              123,039,334
Luxembourg                                 0.2%                2,289,481
Mexico                                     1.5%               24,057,593
Netherlands                                9.9%              155,216,602
Norway                                     1.5%               23,572,900
Peru                                       0.4%                5,435,309
Russia                                     0.3%                4,510,711
South Africa                               0.0%                    5,272
Spain                                      1.0%               15,249,537
Sweden                                     6.2%               96,269,643
Switzerland                                7.0%              109,485,149
United Kingdom                            17.8%              278,540,907
United States ++                          21.5%              336,342,804
--------------------------------------------------------------------------------
Total                                    100.0%           $1,562,617,986
================================================================================
++ Includes Short-Term Securities (19.8% excluding Short-Term Securities)


                           Forward Currency Contracts
                           Open at December 31, 1997

Currency Sold and               Currency            Currency        Unrealized
Settlement Date               Units Sold      Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 2/11/98          6,500,000         $10,696,400         ($219,245)
British Pound 2/18/98         31,000,000          50,995,000          (706,645)
British Pound 2/19/98          9,000,000          14,805,000           216,000
Dutch Guilder 2/18/98          6,500,000           3,218,300          (107,359)
Dutch Guilder 2/19/98         26,000,000          12,873,836           (78,561)
French Franc 1/20/98           5,500,000             914,244            16,067
French Franc 2/18/98          58,000,000           9,657,492          (318,673)
French Franc 3/18/98          30,000,000           5,003,085           155,099
German Deutschemark 1/9/98    10,000,000           5,564,211            79,130
German Deutschemark 1/15/98    5,000,000           2,783,345            76,413
German Deutschemark 2/3/98       300,000             167,205             2,190
German Deutschemark 2/18/98    3,100,000           1,729,235           (56,363)
Japanese Yen 1/20/98       1,237,000,000           9,490,112         1,654,032
Japanese Yen 2/18/98       1,550,000,000          11,891,938         1,342,817
Japanese Yen 3/18/98       3,290,000,000          25,242,625         3,233,595
Japanese Yen 3/25/98         350,000,000           2,685,415           111,320
Japanese Yen 4/22/98       1,490,000,000          11,432,667           248,715
Swedish Krona 1/20/98         25,000,000           3,153,818            97,157
Swedish Krona 2/2/98          22,000,000           2,776,481            73,962
Swedish Krona 2/11/98         23,662,000           2,986,947            28,966
Swiss Franc 1/20/98            6,000,000           4,115,226            74,718
Swiss Franc 2/18/98              500,000             344,139            (4,511)
Swiss Franc 2/19/98            6,000,000           4,130,240             1,991
Swiss Franc 2/26/98            1,020,000             702,673            30,086
--------------------------------------------------------------------------------
Total                                           $197,359,634        $5,950,901
================================================================================

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

      JANUS ASPEN BALANCED PORTFOLIO Portfolio Manager, Blaine P. Rollins

The Year in Review

I am pleased with the Portfolio's performance for the year, which I attribute to
a  heavy  emphasis  on  equities  initially  and  an  increased   investment  in
fixed-income securities during the final four months.

--------------------------------------------------------------------------------
Portfolio Asset Mix               December 31, 1997      December 31, 1996
Equities                                 47.8%                  50.3%
Number of Stocks                           65                    103
Top 10 Equities                          17.7%                  24.0%
Fixed-Income Securities                    60                     32
  U.S. Treasury Notes/Bonds              18.9%                  15.7%
  Investment-Grade Corp. Bonds            8.6%                  16.0%
  High-Yield Corporate Bonds              4.3%                   5.6%
  Foreign Corporate Bonds                 0.8%                    --
Preferred Stock                           8.3%                   3.6%
Cash & Cash Equivalents                  11.3%                   8.8%
--------------------------------------------------------------------------------

The fixed-income portion of the Portfolio is highly diversified, with a mix of U.S. Treasury issues as well as investment-grade, convertible, preferred and high-yield corporate securities. When-ever possible, I relied upon Janus' rigorous equity research to help evaluate the potential of a security.

The year started off with considerable volatility in interest rates and a flattening of the yield curve as short-term rates rose more than long-term rates. I focused on relatively short-term securities, mostly in the two- to five-year range. My objective was to limit price volatility and maintain a competitive yield. By September, economic growth moderated, and the bond market rallied. Yields on 10-year Treasuries dropped significantly, from 6.42% early in January to 5.74% at year-end.

Taking advantage of the resurgence in bonds, I purchased a wide variety of new 10-year Treasuries and A-rated corporate securities, thereby lengthening the overall maturity and duration of our fixed-income investments. The high-yield segment of the market performed very well during the last three months and we took advantage of sizable gains from our holdings in Time Warner, Houston Industries and TCI Preferred Convertible.

Approximately 8.6% of the bond portfolio remains invested in well-known, investment-grade corporate credits such as Walt Disney Co., IBM Corporation, Lockheed Martin and Royal Caribbean Cruises, Ltd.

Stock Highlights

Our equity strategy is centered around high-quality companies that generate large amounts of discretionary cash and invest it effectively, either in the company itself or in high-return acquisitions that fit well with the company's business strategy.

We owned a broad spectrum of financial stocks when the period began. Although the majority were good contributors to the bottom line, valuations had expanded to risky levels. We chose not to get greedy and reduced our exposure to this area. Swiss Life, a large Swiss insurer, was an exception. I increased this position because of the company's growing presence in the European life insurance market. The company is also underfollowed by the investment community, has a strong balance sheet, and was selling at very reasonable prices.

We reinvested our profits in energy, technology, cable TV and retail companies that have very competitive, if not dominant, positions in their respective industries.

The technology sector as a whole declined 20%-40% during the fourth quarter, largely because of concerns about the long-term impact of the financial woes in Southeast Asia. However, this was not necessarily bad news. The highest-quality names fared better than most, and we were able to purchase a number of positions in these blue-chip companies at more attractive prices. Among the top 10 holdings in the Portfolio are Cisco Systems, the leader in computer networking equipment; Texas Instruments, a top-notch supplier of semiconductor chips; and Microsoft, the world's premier provider of operating systems and software for personal computers.

Like technology, oil services stocks did not perform well in the latter part of the year. Speculation about very low inflation or even disinflation and a worldwide economic slowdown helped to bring prices down. Nonetheless, I remain bullish on this group. I am particularly excited by the prospects for companies conducting deep-water offshore drilling and the companies that supply them with drilling equipment. For instance, Halliburton Company's new technology for oil and gas exploration is making production increasingly cost-effective.

In the retail sector, we selected companies generating strong cash flows and solid returns on capital from their internal operations. A good example of this is Dayton Hudson Corporation, which is benefiting from the success of its Target stores subsidiary.

We experienced a few disappointments during the period, including Cincinnati Bell, which we sold at a loss. The stock came under pressure because of fierce competition in the telephone services and telemarketing business.

Current Outlook

I anticipate a good though by no means record-setting year in 1998. U.S. industries may well be pressured as Asian govern-ments and businesses work their way through the current difficulties. In this case, it will be very important to own companies whose earnings stream is very visible and historically predictable. On the other hand, interest rates should remain stable or trend slightly lower, which would provide greater opportunities for capital appreciation in our fixed-income investments now that the maturities have been stretched.

Thank you for your continued investment in Janus Aspen Balanced Portfolio.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

      JANUS ASPEN BALANCED PORTFOLIO Portfolio Manager, Blaine P. Rollins

--------------------------------------------------------------------------------
Average Annual Total Return(1)
For the Periods Ended December 31, 1997
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                22.10%
  From Inception                                        16.33%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                33.35%
  From Inception Date
    of Institutional Shares                             21.77%
--------------------------------------------------------------------------------
Lehman Brothers Govt./Corp. Bond Index
  1 Year                                                 9.76%
  From Inception Date
    of Institutional Shares                              6.31%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                   --
  From Inception                                        16.92%
--------------------------------------------------------------------------------
Note: Performance of the Retirement  Shares is lower from the performance  shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.
--------------------------------------------------------------------------------

Performance Overview(1)          Source - Lipper Analytical Services, Inc. 1997.

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Balanced Portfolio - Institutional Shares, the Lehman Brothers Government/Corporate Bond Index and the S&P 500 Index. Janus Aspen Balanced Portfolio - Institutional Shares is represented by a solid black line. The Lehman Brothers Government/Corporate Bond Index is represented by a dashed black line. The S&P 500 Index is represented by a short dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Balanced Portfolio - Institutional Shares ($19,138) as compared to the Lehman Brothers Government/Corporate Bond Index ($13,002) and S&P 500 Index ($23,286).

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

                JANUS ASPEN BALANCED PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 47.8%
--------------------------------------------------------------------------------
Aerospace and Defense - 0.1%
      17,175    DONCASTERS PLC (ADR)*                               $    362,822
--------------------------------------------------------------------------------
Airlines - 0.5%
      76,025    Ryanair Holdings PLC (ADR)*                            1,910,128
--------------------------------------------------------------------------------
Chemicals - Diversified - 1.6%
      54,200    Monsanto Co.                                           2,276,400
     129,165    Solutia, Inc.                                          3,447,091
--------------------------------------------------------------------------------
                                                                       5,723,491
--------------------------------------------------------------------------------
Circuits - 2.6%
      80,475    Linear Technology Corp.                                4,637,372
     143,150    Maxim Integrated Products, Inc.*                       4,938,675
--------------------------------------------------------------------------------
                                                                       9,576,047
--------------------------------------------------------------------------------
Commercial Banks - 0.9%
       7,500    Northern Trust Corp.                                     523,125
      43,725    Star Banc Corp.                                        2,508,722
--------------------------------------------------------------------------------
                                                                       3,031,847
--------------------------------------------------------------------------------
Computer Services - 0.5%
      51,175    Gartner Group, Inc. - Class A*                         1,906,269
--------------------------------------------------------------------------------
Computer Software - 7.1%
     148,025    Cadence Design Systems, Inc.*                          3,626,613
      49,675    Microsoft Corp.*                                       6,420,494
     168,150    Parametric Technology Co.*                             7,966,106
     193,850    Wind River Systems*                                    7,693,422
--------------------------------------------------------------------------------
                                                                      25,706,635
--------------------------------------------------------------------------------
Computers - Micro - 1.0%
      44,525    Dell Computer Corp.*                                   3,740,100
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 0.2%
      12,400    Sealed Air Corp.*                                        765,700
--------------------------------------------------------------------------------
Cruise Lines - 1.5%
      37,725    Carnival Corp. - Class A                            $  2,089,022
      65,100    Royal Caribbean Cruises, Ltd.                          3,470,644
--------------------------------------------------------------------------------
                                                                       5,559,666
--------------------------------------------------------------------------------
Diversified Financial Services - 0.7%
      80,050    CIT Group, Inc. - Class A*                             2,581,613
--------------------------------------------------------------------------------
Diversified Operations - 2.8%
     106,575    CBS Corp.                                              3,137,302
      53,450    Minnesota Mining and Manufacturing Co.                 4,386,241
      78,405    Siebe PLC**                                            1,541,641
      17,400    Unilever N.V. - N.Y. Shares                            1,086,413
--------------------------------------------------------------------------------
                                                                      10,151,597
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 2.1%
      15,250    Intel Corp.                                            1,071,312
     148,450    Texas Instruments, Inc.                                6,680,250
--------------------------------------------------------------------------------
                                                                       7,751,562
--------------------------------------------------------------------------------
Electronic Safety Devices - 0.3%
      16,925    Pittway Corp. - Class A                                1,178,403
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 1.2%
      81,962    Charles Schwab Corp.                                   3,437,281
      12,050    Morgan Stanley, Dean Witter, Discover and Co.            712,456
--------------------------------------------------------------------------------
                                                                       4,149,737
--------------------------------------------------------------------------------
Finance - Other Services - 0.3%
      26,675    HealthCare Financial Partners, Inc.*                     946,963
--------------------------------------------------------------------------------
Human Resources - 1.0%
      67,075    Robert Half International, Inc.*                       2,683,000
      33,075    Romac International, Inc.*                               808,270
--------------------------------------------------------------------------------
                                                                       3,491,270
--------------------------------------------------------------------------------
Instruments - Scientific - 1.5%
     105,925    Dionex Corp.*                                          5,322,731
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

                JANUS ASPEN BALANCED PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Internet Software - 0.1%
       4,100    America Online, Inc.*                               $    365,669
--------------------------------------------------------------------------------
Life and Health Insurance - 2.8%
      11,343    Schweizerishe Lebensversicherungs-und
                  Rentenanstalt                                        8,920,100
      24,225    UNUM Corp.                                             1,317,234
--------------------------------------------------------------------------------
                                                                      10,237,334
--------------------------------------------------------------------------------
Machinery - Pumps - 0.1%
      13,125    Pfeiffer Vacuum Technology A.G. (ADR)*                   365,859
--------------------------------------------------------------------------------
Manufacturing - 0.2%
      31,100    Roper Industries, Inc.                                   878,575
--------------------------------------------------------------------------------
Medical - Drugs - 3.3%
       7,100    Bristol-Myers Squibb Co.                                 671,837
      52,625    Eli Lilly and Co.                                      3,664,016
      34,725    Pfizer, Inc.                                           2,589,183
       8,800    SmithKline Beecham PLC (ADR)                             452,650
      38,200    Warner-Lambert Co.                                     4,736,800
--------------------------------------------------------------------------------
                                                                      12,114,486
--------------------------------------------------------------------------------
Money Center Banks - 2.7%
      28,975    Bank of New York Co., Inc.                             1,675,117
       8,050    BankAmerica Corp.                                        587,650
     113,067    Barclays PLC**                                         3,015,325
     336,882    Lloyds TSB Group PLC**                                 4,390,433
--------------------------------------------------------------------------------
                                                                       9,668,525
--------------------------------------------------------------------------------
Multimedia - 0.5%
      51,950    Meredith Corp.                                         1,853,966
--------------------------------------------------------------------------------
Music/Clubs - 0.4%
      53,100    Steinway Musical Instruments, Inc.*                    1,227,937
--------------------------------------------------------------------------------
Networking Products - 1.6%
     104,963    Cisco Systems, Inc.*                                   5,851,659
--------------------------------------------------------------------------------
Oil - Field Services - 1.4%
      64,875    Halliburton Co.                                        3,369,445
      31,400    Stolt Comex Seaway S.A.*                               1,570,000
--------------------------------------------------------------------------------
                                                                       4,939,445
--------------------------------------------------------------------------------
Oil and Gas Drilling - 1.2%
      80,775    Santa Fe International Corp.                           3,286,533
      21,950    Transocean Offshore, Inc.                              1,057,716
--------------------------------------------------------------------------------
                                                                       4,344,249
--------------------------------------------------------------------------------
Oil Field Machinery and Equipment - 2.3%
      40,875    Camco International, Inc.                              2,603,227
      39,450    Schlumberger, Ltd.                                     3,175,725
      42,725    Smith International, Inc.*                             2,622,247
--------------------------------------------------------------------------------
                                                                       8,401,199
--------------------------------------------------------------------------------
Power Converters and Power Supply Equipment - 0.4%
      68,125    American Power Conversion Corp.*                       1,609,453
--------------------------------------------------------------------------------
Retail - Consumer Electronics - 0.8%
      91,300    CompUSA, Inc.*                                         2,830,300
--------------------------------------------------------------------------------
Retail - Discount - 0.7%
      80,200    Family Dollar Stores, Inc.                             2,350,863
--------------------------------------------------------------------------------
Retail - Hypermarkets - 1.6%
     124,775    Costco Companies, Inc.*                                5,568,084
--------------------------------------------------------------------------------
Retail - Major Department Stores - 1.1%
      59,875    Dayton Hudson Corp.                                    4,041,563
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 0.2%
      22,350    Fred Meyer, Inc.*                                        812,981
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 0.2%
      14,116    FFLC Bancorp, Inc.                                       307,023
      26,450    Home Bancorp of Elgin, Inc.                              472,794
--------------------------------------------------------------------------------
                                                                         779,817
--------------------------------------------------------------------------------
Toys - 0.3%
      31,575    Mattel, Inc.                                        $  1,176,169
--------------------------------------------------------------------------------
Total Common Stock (cost $157,291,671)                               173,274,714
--------------------------------------------------------------------------------
Corporate Bonds - 12.3%
--------------------------------------------------------------------------------
Aerospace and Defense - 0.3%
  $1,200,000    Lockheed Martin Corp., 6.55%
                  company guaranteed unsecured notes,
                  due 5/15/99                                          1,206,000
--------------------------------------------------------------------------------
Computers - Mainframe - 0.5%
   2,000,000    IBM Corp., 6.375%
                  global notes, due 6/15/00                            2,015,000
--------------------------------------------------------------------------------
Cruise Lines   0.4%
   1,300,000    Royal Caribbean Cruises, Ltd., 7.00%
                  senior notes, due 10/15/07                           1,316,250
--------------------------------------------------------------------------------
Diversified Financial Services - 0.6%
   2,000,000    Associates Corp. of North America, 6.75%
                  senior notes, due 7/15/01                            2,035,000
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 0.1%
     300,000    Lehman Brothers Holdings, Inc., 6.85%
                  notes, due 10/8/99                                     303,519
     100,000    Merrill Lynch & Co., Inc., 6.375%
                  notes, due 3/30/99                                     100,500
--------------------------------------------------------------------------------
                                                                         404,019
--------------------------------------------------------------------------------
Finance - Leasing Companies - 0.6%
     350,000    AT&T Capital Corp., 6.39%
                  medium term notes, due 1/22/99                         351,750
   1,800,000    Ryder Trucks, Inc., 10.00%
                  senior subordinated notes, due 12/1/06               1,804,500
--------------------------------------------------------------------------------
                                                                       2,156,250
--------------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 0.9%
   3,200,000    Fannie Mae, 6.41%,
                  medium term notes, due 3/8/06                        3,268,000
--------------------------------------------------------------------------------
Finance - Other Services - 0.3%
   1,000,000    Sears, Roebuck and Co., 6.50%
                  notes, due 6/15/00                                   1,008,750
--------------------------------------------------------------------------------
Multi-Line Insurance - 0.3%
   1,000,000    Loews Corp., 3.125%
                  subordinated notes, due 9/15/07                        997,500
--------------------------------------------------------------------------------
Multimedia - 2.9%
   8,000,000    Time Warner, Inc., 8.11%
                  notes, due 8/15/06                                   8,676,000
   2,000,000    Walt Disney Co. (The), 6.375%
                  senior notes, due 3/30/01                            2,017,500
--------------------------------------------------------------------------------
                                                                      10,693,500
--------------------------------------------------------------------------------
Oil and Gas Drilling - 0.9%
   2,576,000    Diamond Offshore Drilling, Inc., 3.75%
                  subordinated notes, due 2/15/07                      3,451,840
--------------------------------------------------------------------------------
Paint and Related Products - 0.1%
     190,000    Sherwin-Williams Co., 6.25%
                  notes, due 2/1/00                                      190,713
--------------------------------------------------------------------------------
Pharmacy Services - 1.4%
   5,195,000    Omnicare, Inc., 5.00%
                  subordinated debentures, due 12/01/07+               5,169,025
--------------------------------------------------------------------------------
Retail - Office Supplies - 1.0%
   4,170,000    Corporate Express, Inc., 4.50%
                  notes, due 7/1/00                                    3,653,962
--------------------------------------------------------------------------------
Shipbuilding - 0.3%
                Newport News Shipbuilding, Inc.:
     750,000      8.625%, senior notes, due 12/1/06                      789,375
     250,000      9.25%, senior subordinated notes,
                    due 12/1/06                                          265,000
--------------------------------------------------------------------------------
                                                                       1,054,375
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

                JANUS ASPEN BALANCED PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Telecommunication Services - 0.8%
 $ 2,415,000    Qwest Communications International, 10.875%
                  senior notes, due 4/1/07+                          $ 2,722,912
--------------------------------------------------------------------------------
Television - 0.4%
   1,250,000    Sinclair Broadcast Group, Inc., 10.00%,
                  senior subordinated notes, due 9/30/05               1,312,500
--------------------------------------------------------------------------------
Transportation - Railroad - 0.5%
   2,000,000    Union Pacific Corp., 6.25%
                  notes, due 3/15/99                                   2,002,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $44,842,095)                              44,658,096
--------------------------------------------------------------------------------
Foreign Bonds - 0.8%
DEM
   5,075,000    ITT Promedia, 9.125%
                  senior subordinated notes, due 9/15/07
                  (cost $2,863,753)                                    2,956,583
--------------------------------------------------------------------------------
Preferred Stock - 8.3%
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 1.2%
      90,000    Federal-Mogul Financial Trust, 7.00%+                  4,545,000
--------------------------------------------------------------------------------
Broadcast Services and Programming - 1.7%
      36,683    TCI Pacific Communications, 5.00%                      6,052,695
--------------------------------------------------------------------------------
Cable Television - 1.6%
     100,000    Houston Industries, Inc., 7.00%                        5,706,250
--------------------------------------------------------------------------------
Cruise Lines - 2.0%
      84,702    Royal Caribbean Cruises, Ltd., 7.25%                   7,204,964
--------------------------------------------------------------------------------
Diversified Operations - 1.1%
   1,800,000    Williams Holdings PLC, 8.00%**                         3,850,236
--------------------------------------------------------------------------------
Electric - Generation - 0.5%
      40,000    AES Trust II, 5.50%+                                   2,055,000
--------------------------------------------------------------------------------
Insurance Brokers - 0.2%
      23,000    Hartford Capital I - Series A, 7.70%                     572,125
--------------------------------------------------------------------------------
Total Preferred Stock (cost $26,392,405)                              29,986,270
--------------------------------------------------------------------------------
Asset Backed Securities - 0.3%
 $   320,000    Case Equipment Loan Trust, 6.45%
                  Series 1997 - A, Class A3, due 3/15/04                 324,102
     375,000    Discover Card Master Trust I, 5.40%
                  Series 1993-2, Class A, due 11/16/01                   372,773
     385,000    Standard Credit Card Master Trust, 5.50%
                  Series 1993-3, Class A,, due 1/7/99                    382,471
--------------------------------------------------------------------------------
Total Asset Backed Securities (cost $1,077,788)                        1,079,346
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations - 0.3%
     400,000    Fannie Mae, 6.50%,
                  Series 1997-60, Class PG, due 9/18/97                  391,188
     249,167    Freddie Mac, 9.00%
                  Pass-Through, Pool BOO623, due 6/1/06                  258,032
     350,000    Freddie Mac/Government National
                  Mortgage Association, 6.50%
                  Series 43, Class PG, due 12/17/22+                     351,312
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations
  (cost $1,001,574)                                                    1,000,532
--------------------------------------------------------------------------------
U.S. Government Obligations - 18.9%
                U.S. Treasury Notes/Bonds:
   1,250,000      6.125%, due 5/15/98                                  1,253,037
     950,000      5.875%, due 10/31/98                                   951,757
   4,030,000      5.50%, due 11/15/98                                  4,026,252
     170,000      6.25%, due 3/31/99                                     171,231
     780,000      6.375%, due 4/30/99                                    787,145
   4,100,000      6.375%, due 5/15/99                                  4,138,253
   6,600,000      6.25%, due 5/31/99                                   6,652,668
     950,000      6.125%, due 12/31/01                                   962,207
   2,570,000      6.25%, due 1/31/02                                   2,615,283
   6,500,000      6.625%, due 4/30/02                                  6,710,340
--------------------------------------------------------------------------------
U.S. Government Obligations - (continued)
 $ 6,600,000      5.75%, due 10/31/02                               $  6,603,564
   1,890,000      6.25%, due 2/15/03                                   1,932,544
   1,700,000      7.25%, due 5/15/04                                   1,834,079
   1,225,000      7.50%, due 2/15/05                                   1,346,422
     700,000      6.50%, due 5/15/05                                     729,386
     500,000      5.875%, due 11/15/05                                   502,605
   1,630,000      6.875%, due 5/15/06                                  1,743,692
     525,000      7.00%, due 7/15/06                                     566,591
   5,000,000      6.625%, due 5/15/07                                  5,291,400
  13,000,000      6.125%, due 8/15/07                                 13,356,590
     770,000      10.625%, due 8/15/15                                 1,157,287
   2,480,000      9.25%, due 2/15/16                                   3,365,038
      80,000      8.50%, due 2/15/20                                     104,022
   3,000,000    U.S. Treasury Strips
                  zero coupon, due 5/15/06                             1,854,510
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $67,774,822)                  68,655,903
--------------------------------------------------------------------------------
U.S. Government Agencies - 13.5%
                Freddie Mac:
  23,800,000      6.00%, 1/2/98                                       23,796,033
  25,000,000      5.70%, 1/9/98                                       24,968,333
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $48,764,366)           48,764,366
--------------------------------------------------------------------------------
Total Investments (total cost $350,008,474) - 102.2%                 370,375,810
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.2%)      (7,955,207)
--------------------------------------------------------------------------------
Net Assets - 100%                                                   $362,420,603
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                               December 31, 1997

Country                       % of Investment Securities    Market Value
--------------------------------------------------------------------------------
Belgium                                    0.8%             $  2,956,583
Germany                                    0.1%                  365,859
Ireland                                    0.5%                1,910,128
Netherlands                                0.3%                1,086,413
Switzerland                                2.4%                8,920,100
United Kingdom                             4.1%               15,183,107
United States ++                          91.8%              339,953,620
--------------------------------------------------------------------------------
Total                                    100.0%             $370,375,810
================================================================================
++ Includes Short-Term Securities (78.6% excluding Short-Term Securities)

                           Forward Currency Contracts
                           Open at December 31, 1997

Currency Sold and               Currency            Currency        Unrealized
Settlement Date               Units Sold      Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 2/11/98            380,000         $   625,328         ($ 21,243)
British Pound 2/18/98             46,000              75,670            (3,005)
--------------------------------------------------------------------------------
Total                                            $   700,998         ($ 24,248)
================================================================================

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

    JANUS ASPEN EQUITY INCOME PORTFOLIO Portfolio Manager, Blaine P. Rollins

Market Review

Equity performance in 1997 can be separated into three distinct periods. During the first four months, the market favored the largest, most liquid stocks. From May (when the Portfolio was introduced) through October, performance broadened significantly. Stocks of all sizes were evaluated on their individual merits, not just their market capitalizations, and many smaller stocks posted substantial gains. Finally, from late October through year-end, the financial crisis in Southeast Asia impacted markets in this hemisphere, resulting in considerable volatility and a flight to the high-quality, liquid stocks.

Portfolio Review

In building the Portfolio, I sought out companies with several characteristics: historically predictable earnings, management that wants to increase shareholder value, strong cash flow and consistently improving profitability. In 1997, many of the companies that met these criteria were in the financial, technology, retail and energy sectors.

--------------------------------------------------------------------------------
Portfolio Asset Mix                         December 31, 1997
Equities                                           74.7%
Number of Stocks                                     69
Top 10 Equities                                    28.5%
Fixed-Income Securities
  Investment-Grade Corporate Bonds                  7.9%
  Preferred Stock                                   6.2%
Cash & Cash Equivalents                            11.2%
--------------------------------------------------------------------------------

We began the year with a heavy allocation to financial stocks, primarily banks and small thrifts. Although they performed very well on the whole, we took our profits and trimmed most positions as the year progressed. The reason: Falling interest rates led to a surge in loan volume. That, in turn, pushed up stock prices for these companies. If the economy slows down, loan defaults could rise dramatically, impacting overall credit quality and depressing stock prices.

Two exceptions were Swiss Life, the largest insurer in Switzerland, and Morgan Stanley Dean Witter. Swiss Life (the largest holding in the Portfolio) has a very strong balance sheet, excellent cash flow, and very reasonable valuations relative to its earnings growth rate. In addition, I expect it to use some of its extra cash to acquire German and French competitors. Morgan Stanley Dean
Witter represents the marriage of two outstanding organizations with complementary strengths and markets. I look for meaningful synergies to evolve from their merger.

During the second half of the year, my focus shifted to technology. As a whole, this sector was hard hit by the upheaval in Asia, declining 20%-40% during the fourth quarter. However, the highest-quality names withstood the general downturn better than most, and we added a number of positions in these blue-chip companies, especially in October when the market deeply discounted their future earnings potential. Among the top 10 holdings in the Portfolio are Cisco Systems, the leader in computer networking equipment; Texas Instruments, a top-notch supplier of semiconductor chips; and Maxim Integrated Products, a dominant franchise in analog semiconductors.

Like technology, oil services stocks did not perform well in the latter part of the year. Oil prices are sensitive to inflation, and the prospect of very low inflation or even disinflation and a worldwide economic slowdown helped to bring prices down. Nonetheless, I remain bullish on this group. I am particularly excited by the prospects for companies conducting deep-water offshore drilling and the companies that supply them with drilling equipment.

With the growing uncertainty in Southeast Asia, we reexamined the extent to which each position in the Portfolio was dependent upon those markets for sales and revenues. As a result, we reduced or eliminated our holdings of some major international companies, including Parker Hannifen and Philip Morris Companies.

Looking Ahead

I believe the Portfolio is well-positioned for the coming year. It contains many top-quality companies with outstanding management teams and in industries that stand to benefit from broad economic and secular trends. The volatility in the market is likely to persist, so outperforming our benchmark and peers will depend upon making sure that we own companies that can consistently meet or exceed earnings estimates.

Thank you for your continued investment in Janus Aspen Equity Income Portfolio.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

    JANUS ASPEN EQUITY INCOME PORTFOLIO Portfolio Manager, Blaine P. Rollins

--------------------------------------------------------------------------------
Cumulative Total Return(1)
For the Periods Ended December 31, 1997
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
  1 Year                                                   --
  From Inception                                        34.70%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                   --
  From Inception Date
    of Institutional Shares                             22.55%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                   --
  From Inception                                        34.20%
--------------------------------------------------------------------------------
Note: Performance of the Retirement  Shares is lower from the performance  shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.
--------------------------------------------------------------------------------

Performance Overview(1)          Source - Lipper Analytical Services, Inc. 1997.

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Equity Income Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Equity Income Portfolio - Institutional Shares is represented by a solid black line. The S&P 500 Index is represented by a dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through December 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Equity Income Portfolio - Institutional Shares ($13,470) as compared to the S&P 500 Index ($12,255).

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

             JANUS ASPEN EQUITY INCOME PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 74.7%
--------------------------------------------------------------------------------
Advertising Sales - 0.2%
          31    PubliGroupe S.A.                                    $      6,780
--------------------------------------------------------------------------------
Aerospace and Defense - 0.8%
         350    Alliant Techsystems, Inc.*                                19,513
         225    DONCASTERS PLC (ADR)*                                      4,753
--------------------------------------------------------------------------------
                                                                          24,266
--------------------------------------------------------------------------------
Airlines - 1.3%
       1,600    Ryanair Holdings PLC (ADR)*                               40,200
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 1.6%
       1,225    Federal-Mogul Corp.                                       49,612
--------------------------------------------------------------------------------
Beverages - Wine and Spirits - 0.7%
         600    Beringer Wine Estates Holdings, Inc. - Class B*           22,800
--------------------------------------------------------------------------------
Cable Television - 0.1%
         111    Tele-Communications, Inc. - Class A*                       3,101
--------------------------------------------------------------------------------
Chemicals - Diversified - 3.1%
       1,225    Monsanto Co.                                              51,450
       1,675    Solutia, Inc.                                             44,702
--------------------------------------------------------------------------------
                                                                          96,152
--------------------------------------------------------------------------------
Circuits - 6.3%
       1,500    Linear Technology Corp.                                   86,437
       3,100    Maxim Integrated Products, Inc.*                         106,950
--------------------------------------------------------------------------------
                                                                         193,387
--------------------------------------------------------------------------------
Commercial Banks - 1.1%
         575    Star Banc Corp.                                           32,991
--------------------------------------------------------------------------------
Computer Services - 1.0%
         825    Gartner Group, Inc. - Class A*                            30,731
--------------------------------------------------------------------------------
Computer Software - 8.3%
       2,325    Cadence Design Systems, Inc.*                       $     56,963
         475    Microsoft Corp.*                                          61,394
       1,100    Parametric Technology Co.*                                52,113
       2,075    Wind River Systems*                                       82,352
--------------------------------------------------------------------------------
                                                                         252,822
--------------------------------------------------------------------------------
Computers - Micro - 1.6%
         575    Dell Computer Corp.*                                      48,300
--------------------------------------------------------------------------------
Cruise Lines - 1.9%
       1,084    Royal Caribbean Cruises, Ltd.                             57,791
--------------------------------------------------------------------------------
Diversified Financial Services - 1.5%
       1,450    CIT Group, Inc. - Class A*                                46,762
--------------------------------------------------------------------------------
Diversified Operations - 3.5%
       1,525    CBS Corp.                                                 44,892
         695    Minnesota Mining and Manufacturing Co.                    57,033
         361    Siebe PLC                                                  7,098
--------------------------------------------------------------------------------
                                                                         109,023
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 3.8%
         175    Intel Corp.                                               12,294
       2,320    Texas Instruments, Inc.                                  104,400
--------------------------------------------------------------------------------
                                                                         116,694
--------------------------------------------------------------------------------
Electronic Measuring Instruments - 0.1%
          42    Simac Techniek N.V.                                        4,889
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 1.6%
         975    Charles Schwab Corp.                                      40,889
         125    Morgan Stanley, Dean Witter, Discover and Co.              7,391
--------------------------------------------------------------------------------
                                                                          48,280
--------------------------------------------------------------------------------
Food - Retail - 0.3%
         150    Quality Food Centers, Inc.*                               10,050
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

             JANUS ASPEN EQUITY INCOME PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Human Resources - 2.9%
         875    Robert Half International, Inc.*                    $     35,000
       2,225    Romac International, Inc.*                                54,373
--------------------------------------------------------------------------------
                                                                          89,373
--------------------------------------------------------------------------------
Instruments - Scientific - 1.6%
       1,000    Dionex Corp.*                                             50,250
--------------------------------------------------------------------------------
Life and Health Insurance - 3.9%
         153    Schweizerishe Lebensversicherungs-und
                  Rentenanstalt                                          120,319
--------------------------------------------------------------------------------
Machinery - Pumps - 0.3%
         325    Pfeiffer Vacuum Technology A.G. (ADR)*                     9,059
--------------------------------------------------------------------------------
Manufacturing - 0.1%
          75    Roper Industries, Inc.                                     2,119
--------------------------------------------------------------------------------
Medical - Drugs - 2.5%
         200    Eli Lilly and Co.                                         13,925
         500    Warner-Lambert Co.                                        62,000
--------------------------------------------------------------------------------
                                                                          75,925
--------------------------------------------------------------------------------
Medical Products - 0.3%
         225    Mentor Corp.                                               8,213
--------------------------------------------------------------------------------
Money Center Banks - 2.4%
         100    BankAmerica Corp.                                          7,300
         923    Barclays PLC                                              24,615
       3,110    Lloyds TSB Group PLC                                      40,531
--------------------------------------------------------------------------------
                                                                          72,446
--------------------------------------------------------------------------------
Multimedia - 0.8%
         650    Meredith Corp.                                            23,197
--------------------------------------------------------------------------------
Networking Products - 3.3%
       1,838    Cisco Systems, Inc.*                                     102,441
--------------------------------------------------------------------------------
Oil - Field Services - 2.4%
         500    Halliburton Co.                                           25,969
         925    Stolt Comex Seaway S.A.*                                  46,250
--------------------------------------------------------------------------------
                                                                          72,219
--------------------------------------------------------------------------------
Oil and Gas Drilling - 0.7%
         500    Santa Fe International Corp.                              20,344
--------------------------------------------------------------------------------
Oil Field Machinery and Equipment - 3.2%
         700    Camco International, Inc.                                 44,581
         325    Schlumberger, Ltd.                                        26,163
         425    Smith International, Inc.*                                26,084
--------------------------------------------------------------------------------
                                                                          96,828
--------------------------------------------------------------------------------
Power Converters and Power Supply Equipment - 1.2%
       1,525    American Power Conversion Corp.*                          36,028
--------------------------------------------------------------------------------
Printing - Commercial - 0.4%
         500    World Color Press, Inc.*                                  13,281
--------------------------------------------------------------------------------
Radio - 0.9%
         600    Heftel Broadcasting Corp.*                                28,050
--------------------------------------------------------------------------------
Retail - Consumer Electronics - 1.3%
       1,250    CompUSA, Inc.*                                            38,750
--------------------------------------------------------------------------------
Retail - Discount - 1.2%
         875    Family Dollar Stores, Inc.                                25,648
         325    Wal-Mart Stores, Inc.                                     12,817
--------------------------------------------------------------------------------
                                                                          38,465
--------------------------------------------------------------------------------
Retail - Hypermarkets - 1.9%
       1,275    Costco Companies, Inc.*                                   56,897
--------------------------------------------------------------------------------
Retail - Major Department Stores - 0.7%
         300    Dayton Hudson Corp.                                       20,250
--------------------------------------------------------------------------------
Television - 1.7%
         750    Univision Communications, Inc.*                           52,359
--------------------------------------------------------------------------------
Toys - 1.7%
         850    Hasbro, Inc.                                        $     26,775
         675    Mattel, Inc.                                              25,144
--------------------------------------------------------------------------------
                                                                          51,919
--------------------------------------------------------------------------------
Transportation - Air Freight - 0.5%
         225    Airborne Freight Corp.                                    13,978
--------------------------------------------------------------------------------
Total Common Stock (cost $2,223,513)                                   2,287,341
--------------------------------------------------------------------------------
Corporate Bonds - 7.9%
--------------------------------------------------------------------------------
Multi-Line Insurance - 0.8%
     $25,000    Loews Corp., 3.125%
                  subordinated notes, due 9/15/07                         24,938
--------------------------------------------------------------------------------
Oil and Gas Drilling - 3.1%
      70,000    Diamond Offshore Drilling, Inc., 3.75%
                  subordinated notes, due 2/15/07                         93,809
--------------------------------------------------------------------------------
Pharmacy Services - 2.1%
      65,000    Omnicare, Inc., 5.00%
                  subordinated debentures, due 12/01/07                   64,675
--------------------------------------------------------------------------------
Retail - Office Supplies - 1.9%
      65,000    Corporate Express, Inc., 4.50%
                  notes, due 7/1/00                                       56,951
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $250,080)                                    240,373
--------------------------------------------------------------------------------
Preferred Stock - 6.2%
--------------------------------------------------------------------------------
Broadcast Services and Programming - 2.1%
         400    TCI Pacific Communications, 5.00%                         66,000
--------------------------------------------------------------------------------
Cable Television - 2.7%
       1,425    Houston Industries, Inc., 7.00%                           81,314
--------------------------------------------------------------------------------
Cruise Lines - 0.4%
         150    Royal Caribbean Cruises, Ltd., 7.25%                      12,759
--------------------------------------------------------------------------------
Electric - Generation - 1.0%
         600    AES Trust II, 5.50%+                                      30,825
--------------------------------------------------------------------------------
Total Preferred Stock (cost $165,226)                                    190,898
--------------------------------------------------------------------------------
U.S. Government Agency - 10.1%
                Freddie Mac
    $308,000      6.00%, 1/2/98 (amortized cost $307,949)                307,949
--------------------------------------------------------------------------------
Total Investments (total cost $2,946,768) - 98.9%                      3,026,561
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.1%             33,712
--------------------------------------------------------------------------------
Net Assets - 100%                                                     $3,060,273
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                               December 31, 1997

Country                       % of Investment Securities    Market Value
--------------------------------------------------------------------------------
Ireland                                    1.3%             $     40,200
Netherlands                                0.2%                    4,889
Switzerland                                4.2%                  127,098
United Kingdom                             2.2%                   68,015
United States++                           92.1%                2,786,359
--------------------------------------------------------------------------------
Total                                    100.0%             $  3,026,561
================================================================================
++ Includes Short-Term Securities (81.9% excluding Short-Term Securities)

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

                     JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
          Portfolio Managers, Sandy R. Rufenacht and Ronald V. Speaker

The Year in Review

The U.S. bond market went through two very distinct periods in 1997. As the year began, declining unemployment rates, strong housing and auto sales, and rising wages in the U.S. (all signs of rapid economic expansion) fueled concern about higher inflation. To rein in inflationary pressures, the Federal Reserve raised interest rates by 25 basis points (0.25%) in March.

The second half of the year proved vastly different. Growth moderated, and a change in investor psychology was brought on by positive news on the inflation front. Increased productivity and a decline in oil prices also contributed to this favorable scenario. From September onward, as the Federal Reserve remained on the sidelines, the bond market rallied.

Finally, an international currency crisis that accelerated in Southeast Asia in late October raised concerns about global growth rates and sparked a flight to U.S. markets, which are viewed as a "safe haven" in times of turmoil. The influx of capital helped drive yields to near-record lows by late December. Yields on 30-year Treasury securities, which peaked at 7.17% in the first quarter, dropped to 5.92% by year-end. Ten-year Treasuries fell from 6.42% early in January to 5.74% at year-end.

--------------------------------------------------------------------------------
Portfolio Asset Mix               December 31, 1997      December 31, 1996
Investment-Grade Corporate Bonds         26.9%                  49.5%
High-Yield/High-Risk Bonds               39.9%                  27.0%
U.S. Government Obligations              20.9%                  11.9%
Preferred Stock                           0.6%                   1.3%
Cash & Cash Equivalents                  11.7%                  10.3%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Portfolio Profile
Weighted Average Maturity               9.2 Yrs.               8.4 Yrs.
Average Modified Duration*              5.8 Yrs.               5.5 Yrs.
30-Day Average Yield
  Institutional Shares**                 6.85%                  7.39%
  Retirement Shares**                    6.32%                   N/A
Average Rating                            BBB+                   BBB
--------------------------------------------------------------------------------
 * A theoretical measure of price volatility.
** Yields will fluctuate.

Portfolio Strategy

As in the past, our diverse strategy was a boon to the Portfolio. By using a mixture of investment-grade corporate bonds, Treasury securities and carefully chosen high-yield bonds, we were able to maximize yield, diversify risk, and achieve some significant capital gains as interest rates declined. We also used the Portfolio's flexibility to increase overall credit quality during the course of the year.

Our investment-grade holdings in particular benefited from fluctuating and, ultimately, lower rates. We took advantage of periods when yields were high and prices low to buy top-quality names such as IBM and Ford Motor Co. When rates later rose, we chalked up solid gains in these and other highly rated issues. Other familiar investment-grade names include Time Warner, Coca-Cola and WorldCom, a leading telecommunications company planning to acquire long-distance provider MCI.

Telecommunications companies were an important part of our high-yield strategy as well and helped us to boost income and capital appreciation as interest rates continued to fall. Deregulation, both in the U.S. and abroad, is fostering major changes to the telecommunications industry, including merger and takeover activity and significant opportunities for operators.

We are particularly excited about new telecommunications possibilities outside the U.S. Metronet, a local exchange carrier in Canada, has established itself as a strong competitor, and helped performance during the past year.

Another area of strong performance (in both investment and high-yield) were banks and financial services. We invested in Local Financial Corporation, an Oklahoma-based thrift, whose high-yield bonds increased in price during the year as the company improved its balance sheet.

Not all of our ideas worked out as well as these, however. Our position in Fox Kids Worldwide, a television cartoon programmer, declined moderately because of its misunderstood credit and the announcement that Disney was going to launch its own network. The falloff occurred during a temporary downturn in the market, and the security has not recovered as yet.

Looking to 1998

As we begin 1998, we will continue to watch the U.S. economy for signs of inflation. We will also keep a close eye on the impact of foreign economies and emerging-market currency problems, as well as the evolving opportunities. Toward that end, we bolstered our research staff to take advantage of opportunities in the international arena.

On balance, we believe that 1998 will be a good year for bond investors. At this juncture, inflation is falling and global economic growth appears to be decelerating from the above-average rates of recent years. We are also encouraged by the improvement in the U.S. budget and the potential for budget surpluses in '98 and beyond. We expect 1998 to be a favorable year for our disciplined, diversified approach to fixed-income investing.

Thank  you  for  your  continued  investment  in  Janus  Aspen  Flexible  Income
Portfolio.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

                     JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
          Portfolio Managers, Sandy R. Rufenacht and Ronald V. Speaker

--------------------------------------------------------------------------------
Average Annual Total Return(1)
For the Periods Ended December 31, 1997
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                11.76%
  From Inception                                        10.05%
--------------------------------------------------------------------------------
Lehman Brothers Govt./Corp. Bond Index
  1 Year                                                 9.76%
  From Inception Date
    of Institutional Shares                              6.31%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                   --
  From Inception                                         9.73%
--------------------------------------------------------------------------------
Note: Performance of the Retirement  Shares is lower from the performance  shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.
--------------------------------------------------------------------------------

Performance Overview(1)          Source - Lipper Analytical Services, Inc. 1997.

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Flexible Income Portfolio - Institutional Shares and the Lehman Brothers Government/Corporate Bond Index. Janus Aspen Flexible Income Portfolio
- Institutional Shares is represented by a solid black line. The Lehman Brothers Government/Corporate Bond Index is represented by a dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Flexible Income Portfolio - Institutional Shares ($15,083) as compared to the Lehman Brothers Government/Corporate Bond Index ($13,002).

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results.

            JANUS ASPEN FLEXIBLE INCOME PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 65.8%
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 3.4%
$  1,000,000    Ford Motor Co., 7.25%
                  notes, due 10/1/08                                $  1,061,250
     750,000    General Motors Corp., 7.10%
                  notes, due 3/15/06                                     782,812
--------------------------------------------------------------------------------
                                                                       1,844,062
--------------------------------------------------------------------------------
Beverages - Non-Alcoholic - 0.9%
     500,000    Coca-Cola Enterprises, Inc., 6.95%
                  debentures, due 11/15/26                               511,250
--------------------------------------------------------------------------------
Broadcast Services and Programming - 0.9%
     500,000    Fox Kids Worldwide, Inc., 9.25%
                  senior notes, due 11/1/07+                             483,750
--------------------------------------------------------------------------------
Building and Construction Products - 0.8%
                USG Corp.:
     205,000      9.25%, senior notes, due 9/15/01                       220,631
     200,000      8.50%, senior notes, due 8/1/05                        215,000
--------------------------------------------------------------------------------
                                                                         435,631
--------------------------------------------------------------------------------
Cable Television - 1.9%
     500,000    Century Communications Corp., 8.375%
                  senior notes, due 12/15/07                             500,000
     500,000    Galaxy Telecom, L.P., 12.375%
                  senior subordinated notes, due 10/1/05                 550,000
--------------------------------------------------------------------------------
                                                                       1,050,000
--------------------------------------------------------------------------------
Casino Hotels - 1.4%
     750,000    Venetian Casino Resort, L.L.C., 12.25%
                  mortgage bonds, due 11/15/04                           751,875
--------------------------------------------------------------------------------
Casino Services - 0.9%
     500,000    Isle of Capri Black Hawk, L.L.C., 13.00%
                  first mortgage bonds, due 8/31/04+                     505,625
--------------------------------------------------------------------------------
Cellular Telecommunications - 0.9%
  $  500,000    Iridium, L.L.C./Capital Corp., 11.25%
                  senior notes, due 7/15/05                           $  493,750
--------------------------------------------------------------------------------
Chemicals - Specialty - 0.9%
     500,000    Praxair, Inc., 6.90%
                  notes, due 11/1/06                                     516,875
--------------------------------------------------------------------------------
Commercial Banks - 3.9%
     500,000    First National Bank of Omaha, 7.32%
                  subordinated notes, due 12/1/10                        513,125
     735,000    First Nationwide Holdings, Inc., 10.625%
                  senior subordinated notes, due 10/1/03                 821,362
     700,000    HUBCO, Inc., 8.20%
                  subordinated debentures, due 9/15/06                   750,750
--------------------------------------------------------------------------------
                                                                       2,085,237
--------------------------------------------------------------------------------
Commercial Services - 2.6%
     445,000    NeoData Services, Inc., 12.00%
                  senior notes, due 5/1/03                               476,706
     910,000    Pantry, Inc. (The), 10.25%
                  senior subordinated notes, due 10/15/07                930,475
--------------------------------------------------------------------------------
                                                                       1,407,181
--------------------------------------------------------------------------------
Computers - Mainframe - 2.8%
                IBM Corp.:
     500,000      6.45%, notes, due 8/1/07                               505,625
   1,000,000      7.00%, debentures, due 10/30/25                      1,032,500
--------------------------------------------------------------------------------
                                                                       1,538,125
--------------------------------------------------------------------------------
Containers - Metal and Glass - 1.6%
     500,000    Crown Cork & Seal Finance PLC, 7.00% company
                  guaranteed notes, due 12/15/06                         516,875
     350,000    Owens-Illinois, Inc., 7.85%
                  senior notes, due 5/15/04                              367,063
--------------------------------------------------------------------------------
                                                                         883,938
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

            JANUS ASPEN FLEXIBLE INCOME PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Electric - Integrated - 1.3%
    $600,000    El Paso Electric Co., 9.40%
                  first mortgage bonds, due 5/1/11                    $  681,000
--------------------------------------------------------------------------------
Engineering - Research and Development - 1.0%
     500,000    Intertek Finance PLC, 10.25%
                  senior subordinated notes, due 11/1/06                 522,500
--------------------------------------------------------------------------------
Finance - Auto Loans - 0.9%
     500,000    General Motors Acceptance Corp., 6.625%
                  notes, due 10/15/05                                    505,625
--------------------------------------------------------------------------------
Finance - Leasing Companies - 1.4%
     750,000    Ryder Trucks, Inc., 10.00%
                  senior subordinated notes, due 12/1/06                 751,875
--------------------------------------------------------------------------------
Food - Diversified - 1.6%
     750,000    Ralston-Ralston Purina Group, 7.875%
                   debentures, due 6/15/25                               840,937
--------------------------------------------------------------------------------
Food - Retail - 1.9%
     750,000    Ralphs Grocery Co., 11.00%
                  company guarantee notes, due 6/15/05                   855,000
     150,000    Star Markets Co., Inc., 13.00%
                  senior subordinated notes, due 11/1/04                 169,875
--------------------------------------------------------------------------------
                                                                       1,024,875
--------------------------------------------------------------------------------
Funeral Services and Related Items - 0.5%
     250,000    Service Corporation International, 7.70%
                  notes, due 4/15/09                                     272,500
--------------------------------------------------------------------------------
Home Furnishings - 1.7%
     450,000    Cort Furniture Rental, 12.00%
                  senior notes, due 9/1/00                               496,125
     390,000    Lifestyle Furnishings International, Inc., 10.875%
                  company guaranteed notes, due 8/1/06                   433,875
--------------------------------------------------------------------------------
                                                                         930,000
--------------------------------------------------------------------------------
Industrial Audio and Video Products - 0.2%
     100,000    Unifrax Investment Corp., 10.50%
                  senior notes, due 11/1/03                              103,250
--------------------------------------------------------------------------------
Insurance Brokers - 0.9%
     500,000    SIG Capital Trust I, 9.50%
                  company guaranteed notes, due 8/15/27+                 507,500
--------------------------------------------------------------------------------
Life and Health Insurance - 1.6%
     742,000    Delphi Financial Group, Inc., 8.00%
                  senior notes, due 10/1/03                              767,042
     120,000    Penncorp Financial Group, Inc., 9.25%
                  senior subordinated notes, due 12/15/03                125,400
--------------------------------------------------------------------------------
                                                                         892,442
--------------------------------------------------------------------------------
Medical - Drugs - 1.0%
     500,000    ICN Pharmaceuticals, Inc., 9.25%
                  senior notes, due 8/15/05                              530,000
--------------------------------------------------------------------------------
Medical - Hospitals - 1.5%
     750,000    Tenet Healthcare Corp., 10.125%
                  senior subordinated notes, due 3/1/05                  817,500
--------------------------------------------------------------------------------
Medical - Nursing Home - 0.9%
     500,000    Extendicare, Inc., 9.35%
                  senior subordinated notes, due 12/15/07+               511,250
--------------------------------------------------------------------------------
Medical Products - 0.5%
     250,000    ALARIS Medical, Inc., 9.75%
                  company guaranteed notes, due 12/1/06+                 260,938
--------------------------------------------------------------------------------
Money Center Banks - 1.9%
     500,000    BankAmerica Corp., 7.125%
                  subordinated notes, due 5/1/06                         520,625
     500,000    Chase Manhattan Corp., 6.75%
                  subordinated notes, due 8/15/08                        506,875
--------------------------------------------------------------------------------
                                                                       1,027,500
--------------------------------------------------------------------------------
Multimedia - 4.4%
  $  250,000    News America Holdings, Inc., 7.70%
                  unsecured senior debentures, due 10/30/25           $  261,250
   1,000,000    Time Warner, Inc., 8.18%
                  notes, due 8/15/07                                   1,096,250
   1,000,000    Walt Disney Co. (The), 6.75%
                  senior notes, due 3/30/06                            1,031,250
--------------------------------------------------------------------------------
                                                                       2,388,750
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 1.6%
     550,000    Gothic Energy Corp., 12.25%
                  senior notes, due 9/1/04+                              577,500
     250,000    Gulf Canada Resources, Ltd., 9.25%
                  senior subordinated debentures,
                  due 1/15/04                                            263,125
--------------------------------------------------------------------------------
                                                                         840,625
--------------------------------------------------------------------------------
Oil Refining and Marketing - 0.9%
     500,000    Clark R & M Holdings, Inc., 8.875% senior
                  subordinated notes, due 11/15/07+                      503,750
--------------------------------------------------------------------------------
Paint and Related Products - 1.0%
     500,000    Sherwin-Williams Co., 6.85%
                  notes, due 2/1/07                                      520,625
--------------------------------------------------------------------------------
Property and Casualty Insurance - 0.7%
     350,000    Orion Capital Corp., 7.25%
                  senior notes, due 7/15/05                              363,125
--------------------------------------------------------------------------------
Radio - 1.4%
     750,000    Chancellor Media Corp., 8.125%
                  senior subordinated notes, due 12/15/07+               735,000
--------------------------------------------------------------------------------
Reinsurance - 0.9%
         500    Veritas Capital Trust, 10.00%
                  company guaranteed notes, due 1/1/28+                  508,750
--------------------------------------------------------------------------------
Retail - Leisure Products - 0.3%
     150,000    Selmer Co., Inc., 11.00%
                  senior subordinated notes, due 5/15/05                 165,188
--------------------------------------------------------------------------------
Satellite Telecommunications - 0.5%
     250,000    Digital Television Services, L.L.C., 12.50%
                  company guaranteed notes, due 8/1/07                   280,000
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 2.9%
     900,000    Anchor Bancorp, Inc., 8.9375%
                  senior notes, due 7/9/03                               934,875
     350,000    Local Financial Corp., 11.00%
                  senior notes, due 9/8/04+                              371,000
     250,000    Standard Federal Bancorp, 7.75%
                  subordinated notes, due 7/17/06                        268,750
--------------------------------------------------------------------------------
                                                                       1,574,625
--------------------------------------------------------------------------------
Steel - Producers - 2.5%
     750,000    Ivaco, Inc., 11.50%
                  senior notes, due 9/15/05                              808,125
     500,000    Weirton Steel Corp., 11.375%
                  senior notes, due 7/1/04                               525,000
--------------------------------------------------------------------------------
                                                                       1,333,125
--------------------------------------------------------------------------------
Telecommunication Services - 1.9%
     250,000    Intermedia Communications, Inc.,
                  zero coupon, senior discount notes,
                  due 5/15/06                                            197,500
     250,000    Qwest Communications International,
                  zero coupon, senior discount notes,
                  due 10/15/07+                                          169,688
     600,000    Talton Holdings, Inc., 11.00%
                  company guaranteed notes, due 6/30/07                  645,000
--------------------------------------------------------------------------------
                                                                       1,012,188
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

            JANUS ASPEN FLEXIBLE INCOME PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Telephone - Local - 0.3%
  $  250,000    MetroNet Communications,
                  zero coupon senior discount notes,
                  due 11/1/07+                                       $   152,813
--------------------------------------------------------------------------------
Telephone - Long Distance - 2.0%
   1,000,000    WorldCom, Inc., 7.75%
                  notes, due 4/1/07                                    1,072,500
--------------------------------------------------------------------------------
Television - 0.5%
      50,000    Allbritton Communications, 11.50%
                  senior subordinated debentures,
                  due 8/15/04                                             52,500
      50,000    Dialog Corp. PLC, 11.00%
                  senior subordinated notes, due 11/15/07                 52,187
     150,000    Pegasus Media & Communications, Inc., 12.50%
                  notes, due 7/1/05                                      171,000
--------------------------------------------------------------------------------
                                                                         275,687
--------------------------------------------------------------------------------
Tobacco - 0.8%
     400,000    Consolidated Cigar Acquisition Corp., 10.50%
                  senior subordinated notes, due 3/1/03                  417,000
--------------------------------------------------------------------------------
Transportation - Services - 0.5%
     250,000    CSX Corp., 7.25%
                  debentures, due 5/1/04                                 261,563
--------------------------------------------------------------------------------
Wire and Cable Products - 1.0%
     500,000    Anixter International, Inc., 8.00%
                  company guaranteed notes, due 9/15/03                  527,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $34,238,200)                              35,619,805
--------------------------------------------------------------------------------
Foreign Bonds - 1.0%
DEM
     900,000    ITT Promedia, 9.125%
                  senior subordinated notes, due 9/15/07**
                  (cost $507,858)                                        524,320
--------------------------------------------------------------------------------
Preferred Stock - 0.6%
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 0.6%
      10,000    Chevy Chase Savings, 13.00%
                  (cost $313,375)                                        305,000
--------------------------------------------------------------------------------
U.S. Government Obligations - 20.9%
                U.S. Treasury Notes/Bonds:
$  7,250,000      6.625%, due 5/15/07                                  7,672,530
   2,500,000      6.125%, due 8/15/07                                  2,568,575
   1,000,000      6.625%, due 2/15/27                                  1,084,830
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $11,037,136)                  11,325,935
--------------------------------------------------------------------------------
Warrants - 0%
       7,700    Gothic Energy Corp. - exp. 9/1/04*,+
                  (cost $0)                                               13,475
--------------------------------------------------------------------------------
U.S. Government Agency - 9.6%
                Freddie Mac
   5,200,000      6.00%, 1/2/98 (amortized cost $5,199,133)            5,199,133
--------------------------------------------------------------------------------
Total Investments (total cost $51,295,702) - 97.9%                    52,987,668
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.1%          1,121,050
--------------------------------------------------------------------------------
Net Assets - 100%                                                    $54,108,718
--------------------------------------------------------------------------------

                           Forward Currency Contracts
                           Open at December 31, 1997

Currency Sold and               Currency           Currency         Unrealized
Settlement Date               Units Sold     Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
German Deutschemark 3/25/98      900,000         $   503,018         $   7,200
--------------------------------------------------------------------------------
Total                                            $   503,018         $   7,200
================================================================================

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

                        JANUS ASPEN HIGH-YIELD PORTFOLIO
          Portfolio Managers, Sandy R. Rufenacht and Ronald V. Speaker

A Strong Year

Several themes converged to make 1997 an exciting year for high-yield bonds, which were one of the best-performing sectors of the fixed-income markets. Interest rates, after peaking in early April, trended lower as signs of moderate economic growth and low inflation became clearer. The steady decline in Treasury yields and growing acceptance of high-yield bonds as viable alternative investments combined to generate strong demand from investors.

At the same time, businesses looked to the high-yield market as a means of financing capital improvements and acquisitions. This led to a record amount of new issuance: $107 billion.

Surging stock prices also helped to push high-yield bonds higher. Economic conditions that are advantageous to the stock market - a favorable business climate, abundant capital and low, steady interest rates - are also beneficial to high-yield issuers, and there is a strong correlation between equities and high-yield bonds. As the stock market forged ahead, so did the high-yield market.

Portfolio Strategy

The high-yield sector has attracted record sums for more than a year now, and certain industries have become overvalued. In this scenario, our emphasis on stringent, fundamental, equity-style research is critical. In-depth, hands-on research produces a better understanding of a company's balance sheet and the true risks of its business. It can also can uncover earnings potential and other factors that make a bond attractive, including rating upgrade potential and industry consolidation.

In the supermarket industry, regional operations are being acquired by larger chains. Our approach is to own well-run companies posting good results. One of our positions, Ralph's, traded well for some time before being acquired by Fred Meyers in the fourth quarter. Because this consolidation was undertaken by a bigger, stronger company with a better balance sheet, our holdings appreciated substantially.

Likewise, the Telecommunication Act of 1996 has brought about major changes to that industry, including significant merger and takeover activity. Local exchange carriers, the established regional Bell operators, and the long-distance companies are now competing head-to-head to provide local service, giving consumers more choices and lower prices. The intense competition is creating pressure to consolidate. For the major national long-distance companies, acquiring a local, independent competitive access provider, or CAP, can be the most efficient way to move into local service.

We added several telecommunications issues to the Portfolio during the year. Among them was Teleport Communications Group Inc., one of the better-performing CAPs. Teleport, which operates alternative local phone networks for business customers in more than 60 major U.S. markets, was recently acquired by AT&T.


Another telecommunications holding that performed well was Nextel Communications, a fully integrated wireless communication company. This all-in-one (pager, cellular phone and two-way radio) nationwide network is heavily backed by Craig McCaw, a visionary in the industry who has already sold one company to AT&T.

Another part of our strategy was to let cash levels build from time to time so that we could take advantage of selected oppor-tunities, including new issues. Although this impacted the Portfolio's current yield at various points during the past 12 months, it also made it possible for us to buy opportunistically during temporary downturns in the market and thereby add to the Portfolio's total return.

--------------------------------------------------------------------------------
Portfolio Profile                  December 31, 1997      December 31, 1996
Weighted Average Maturity               6.8 Yrs.               8.0 Yrs.
Average Modified Duration*              4.5 Yrs.               5.1 Yrs.
30-Day Average Yield
  Institutional Shares**                 8.10%                  8.93%
    Without Reimbursement**              7.04%                  5.89%
  Retirement Shares**                    7.68%                   N/A
    Without Reimbursement**              6.60%                   N/A
Average Rating                             B+                      B
--------------------------------------------------------------------------------
 * A theoretical measure of price volatility.
** Yields will fluctuate.

The Year Ahead

We remain optimistic about the high-yield market in general and the Portfolio in particular. The recent volatility in Southeast Asia has affected economies and markets worldwide, but the underpinnings for a sound U.S. economy remain in place. Economic growth continues to be moderate and inflation is in check, so we expect investors to continue to seek out the relatively attractive yields offered by high-yield bonds. In the event that rates fall further, the Portfolio is well-positioned for appreciation. If rates rise, the effect should be mitigated by the upside potential of the many consolidation-candidate issues we own.

Research remains the key to our strategy, and we will use our strengths in this area to look for higher-yielding bonds that the market doesn't initially perceive will be called. Many bonds issued in 1992 mature in 2002 but are potentially callable today - a situation that could provide both steady income and appreciation for our shareholders.

Thank you for your continued investment in Janus Aspen High-Yield Portfolio.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

                        JANUS ASPEN HIGH-YIELD PORTFOLIO
          Portfolio Managers, Sandy R. Rufenacht and Ronald V. Speaker

--------------------------------------------------------------------------------
Average Annual Total Return(1)
For the Periods Ended December 31, 1997
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/96)
  1 Year                                                15.98%
  From Inception                                        17.24%
--------------------------------------------------------------------------------
Lehman Brothers High-Yield Bond Index
  1 Year                                                12.76%
  From Inception Date
    of Institutional Shares                             13.29%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                   --
  From Inception                                        11.96%
--------------------------------------------------------------------------------
Note: Performance of the Retirement  Shares is lower from the performance  shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.
--------------------------------------------------------------------------------

Performance Overview(1)          Source - Lipper Analytical Services, Inc. 1997.

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen High-Yield Portfolio - Institutional Shares and the Lehman Brothers High-Yield Bond Index. Janus Aspen High-Yield Portfolio - Institutional Shares is represented by a solid black line. The Lehman Brothers High-Yield Bond Index is represented by a dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1996, through December 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen High-Yield Portfolio
- Institutional Shares ($13,036) as compared to the Lehman Brothers High-Yield Bond Index ($12,311).

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

               JANUS ASPEN HIGH-YIELD PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 112.5%
--------------------------------------------------------------------------------
Agricultural Operations - 3.5%
   $ 100,000    Iowa Select Farms, 10.75%
                  senior subordinated notes, due 12/1/05            $    102,500
--------------------------------------------------------------------------------
Airlines - 3.4%
     100,000    Trans World Airlines, 11.50%
                  senior notes, due 12/15/04                             100,250
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 2.6%
      25,000    Airxcel, Inc., 11.00%
                  senior subordinated notes, due 11/15/07                 25,750
      50,000    Stanadyne Automotive Corp., 10.25%
                  senior subordinated notes, due 12/15/07                 49,875
--------------------------------------------------------------------------------
                                                                          75,625
--------------------------------------------------------------------------------
Building and Construction - 1.2%
      35,000    Reliant Building Products, 10.875%
                  senior subordinated notes, due 5/1/04                   36,444
--------------------------------------------------------------------------------
Building and Construction Products - 0.9%
      25,000    Kevco, Inc., 10.375%
                  senior subordinated notes, due 12/1/07                  25,500
--------------------------------------------------------------------------------
Building Products - Doors and Windows - 0.9%
      25,000    Desa International, Inc., 9.875%
                  senior subordinated notes, due 12/15/07                 25,625
--------------------------------------------------------------------------------
Cable Television - 3.2%
      75,000    Adelphia Communications Corp., 9.25%
                  senior notes, due 10/1/02                               76,500
       5,000    Galaxy Telecom, L.P., 12.375%
                  senior subordinated notes, due 10/1/05                   5,500
      10,000    Rifkin Acquisition Partners, L.P., 11.125%
                  senior subordinated notes, due 1/15/06                  10,962
--------------------------------------------------------------------------------
                                                                          92,962
--------------------------------------------------------------------------------
Casino Hotels - 3.4%
   $ 100,000    Venetian Casino Resort, L.L.C., 12.25%
                  mortgage bonds, due 11/15/04                      $    100,250
--------------------------------------------------------------------------------
Casino Services - 1.7%
      50,000    Isle of Capri Black Hawk, L.L.C., 13.00%
                  first mortgage bonds, due 8/31/04+                      50,562
--------------------------------------------------------------------------------
Cellular Telecommunications - 4.5%
                Nextel Communications, Inc.:
      30,000      zero coupon, senior discount notes,
                  due 9/1/03                                              29,700
     100,000      zero coupon, senior discount notes,
                  due 8/15/04                                             89,000
      25,000    Telesystem International Wireless, Inc.,
                  zero coupon, senior discount notes,
                  due 11/1/07                                             13,844
--------------------------------------------------------------------------------
                                                                         132,544
--------------------------------------------------------------------------------
Circuit Boards - 0.9%
      25,000    Details, Inc., 10.00%
                  senior subordinated notes, due 11/15/05                 25,625
--------------------------------------------------------------------------------
Commercial Banks - 0.8%
                First Nationwide Holdings, Inc.:
       5,000      12.50%, senior notes,
                  due 4/15/03                                              5,687
      15,000      10.625%, senior subordinated notes,
                  due 10/1/03                                             16,762
--------------------------------------------------------------------------------
                                                                          22,449
--------------------------------------------------------------------------------
Commercial Services - 2.8%
      80,000    Pantry, Inc. (The), 10.25%
                  senior subordinated notes, due 10/15/07                 81,800
--------------------------------------------------------------------------------
Finance - Leasing Companies - 3.4%
     100,000    Ryder Trucks, Inc., 10.00%
                  senior subordinated notes, due 12/1/06                 100,250
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

               JANUS ASPEN HIGH-YIELD PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Food - Diversified - 2.9%
   $  85,000    Richmont Marketing Specialists, 10.125%
                  senior subordinated notes, due 12/15/07               $ 86,275
--------------------------------------------------------------------------------
Food - Retail - 6.4%
      25,000    Quality Food Centers, Inc., 8.70%
                  company guaranteed notes, due 3/15/07                   27,062
                Ralphs Grocery Co.:
      80,000      11.00%, company guarantee notes,
                  due 6/15/05                                             91,200
      15,000      11.00%, senior subordinated notes,
                  due 6/15/05                                             17,100
      45,000    Star Markets Co., Inc., 13.00%
                  senior subordinated notes, due 11/1/04                  50,963
--------------------------------------------------------------------------------
                                                                         186,325
--------------------------------------------------------------------------------
Funeral Services and Related Items - 0.6%
      15,000    Prime Succession Acquisition Co., 10.75%
                  senior subordinated notes, due 8/15/04                  16,462
--------------------------------------------------------------------------------
Gambling - Non-Hotel Casinos - 0.9%
      25,000    Casino America, Inc., 12.50%
                  senior notes, due 8/1/03                                27,062
--------------------------------------------------------------------------------
Gas - Transportation - 1.7%
          45    Navigator Gas Transportation, 12.00%
                  units, due 6/30/07                                      50,625
--------------------------------------------------------------------------------
Home Furnishings - 0.8%
      20,000    Cort Furniture Rental, 12.00%
                  senior notes, due 9/1/00                                22,050
--------------------------------------------------------------------------------
Human Resources - 0.9%
      25,000    COMFORCE Corp., 12.00%
                  senior notes, due 12/1/07+                              25,312
--------------------------------------------------------------------------------
Industrial Audio and Video Products - 0.4%
      10,000    Unifrax Investment Corp., 10.50%
                  senior notes, due 11/1/03                               10,325
--------------------------------------------------------------------------------
Machine Tools and Related Products - 1.7%
      45,000    International Knife & Saw, Inc., 11.375%
                  senior subordinated notes, due 11/15/06                 48,713
--------------------------------------------------------------------------------
Machinery - Print Trade - 1.0%
      25,000    Goss Graphic Systems, Inc., 12.00%
                  senior subordinated notes, due 10/15/06                 28,313
--------------------------------------------------------------------------------
Manufacturing - 3.2%
      50,000    Foamex, L.P., 9.875%
                  company guaranteed notes, due 6/15/07                   50,375
      40,000    Plastic Specialties & Technologies, Inc., 11.25%
                  senior secured notes, due 12/1/03                       43,500
--------------------------------------------------------------------------------
                                                                          93,875
--------------------------------------------------------------------------------
Medical - Outpatient and Home Medical Care - 0.9%
      25,000    HealthCor Holdings, Inc., 11.00%
                  senior notes, due 12/1/04                               25,688
--------------------------------------------------------------------------------
Mining Services - 1.8%
      50,000    AEI Holding Co., Inc., 10.00%
                  senior notes, due 11/15/07                              51,250
--------------------------------------------------------------------------------
Networking Products - 3.5%
         100    Concentric Network Corp., 12.75%
                  units, due 12/15/07                                    102,750
--------------------------------------------------------------------------------
Oil and Gas Drilling - 2.5%
      75,000    Southwest Royalties, Inc., 10.50%
                  company guaranteed notes, due 10/15/04                  74,063
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 1.8%
      50,000    Gothic Energy Corp., 12.25%
                  senior notes, due 9/1/04+                               52,500
--------------------------------------------------------------------------------
Paper and Related Products - 0.9%
      25,000    Bear Island, L.L.C./Finance, 10.00%
                  senior notes, due 12/1/07                               25,313
--------------------------------------------------------------------------------
Publishing - Books - 0.9%
    $ 25,000    Transwestern Publishing Co., 9.625%
                  senior subordinated notes, due 11/15/07              $  25,813
--------------------------------------------------------------------------------
Recreational Centers - 0.6%
      15,000    Cobblestone Golf Group, Inc., 11.50%
                  senior notes, due 6/1/03                                16,312
--------------------------------------------------------------------------------
Reinsurance - 0.5%
      15,000    Veritas Holdings GMBH, 9.625%
                  senior notes, due 12/15/03                              16,050
--------------------------------------------------------------------------------
Retail - Appliances - 0.9%
      25,000    Holmes Products Corp., 9.875%
                  senior subordinated notes, due 11/15/07                 25,500
--------------------------------------------------------------------------------
Retail - Diversified - 0.6%
      15,000    Eye Care Centers of America, Inc., 12.00%
                  senior notes, due 10/1/03                               16,275
--------------------------------------------------------------------------------
Retail - Drug Store - 3.5%
     100,000    Community Distributors, 10.25%
                  senior notes, due 10/15/04                             102,500
--------------------------------------------------------------------------------
Retail - Restaurants - 1.7%
      50,000    Perkins Family Restaurants, L.P., 10.125%
                  senior notes, due 12/15/07+                             50,625
--------------------------------------------------------------------------------
Satellite Telecommunications - 0.6%
      15,000    Digital Television Services, L.L.C., 12.50%
                  company guaranteed notes, due 8/1/07                    16,800
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 2.7%
      75,000    Local Financial Corp., 11.00%
                  senior notes, due 9/8/04+                               79,500
--------------------------------------------------------------------------------
Steel - Producers - 2.3%
      25,000    Ivaco, Inc., 11.50%
                  senior notes, due 9/15/05                               26,938
      25,000    Sheffield Steel Corp., 11.50%
                  first mortgage bonds, due 12/1/05                       25,312
      15,000    Weirton Steel Corp., 11.375%
                  senior notes, due 7/1/04                                15,750
--------------------------------------------------------------------------------
                                                                          68,000
--------------------------------------------------------------------------------
Telecommunication Equipment - 1.4%
      35,000    Diamond Cable Communications PLC, zero coupon,
                  senior discount notes, due 12/15/05                     27,256
      15,000    Telex Communications, Inc., 10.50%
                  company guaranteed notes, due 5/1/07                    14,775
--------------------------------------------------------------------------------
                                                                          42,031
--------------------------------------------------------------------------------
Telecommunication Services - 10.6%
      25,000    FWT, Inc., 9.875%
                  senior subordinated notes, due 11/15/07                 25,625
      60,000    HighwayMaster Communications, Inc., 13.75%
                  senior notes, due 9/15/05+                              61,050
                Intermedia Communications, Inc.:
      25,000      zero coupon, senior discount notes,
                  due 5/15/06                                             19,750
      30,000      zero coupon, senior discount notes,
                  due 7/15/07                                             21,338
      40,000    Microcell Telecommunications, Inc.,
                  zero coupon, senior discount notes,
                  due 6/1/06                                              26,950
      10,000    Peoples Telephone Co., Inc., 12.25%
                  senior notes, due 7/15/02                               10,600
     125,000    RCN Corp., zero coupon
                  senior discount notes, due 10/15/07                     78,594
      80,000    Teleport Communications Group, Inc.,
                  zero coupon, senior discount notes, due 7/1/07          65,600
--------------------------------------------------------------------------------
                                                                         309,507
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

               JANUS ASPEN HIGH-YIELD PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Telephone - Integrated - 2.4%
    $ 50,000    Esprit Telecom Group PLC, 11.50%
                  senior notes, due 12/15/07                          $   51,375
          20    MGC Communications, Inc., 13.00%
                  units, due 10/1/04+                                     20,100
--------------------------------------------------------------------------------
                                                                          71,475
--------------------------------------------------------------------------------
Telephone - Local - 2.1%
      50,000    American Communications Services, Inc., zero
                  coupon, senior discount notes, due 4/1/06               38,688
      25,000    Transtel S.A., 12.50%
                  senior notes, due 11/1/07+                              23,437
--------------------------------------------------------------------------------
                                                                          62,125
--------------------------------------------------------------------------------
Telephone - Long Distance - 1.8%
      50,000    Primus Telecommunications Group, Inc., 11.75%
                  senior notes, due 8/1/04                                53,375
--------------------------------------------------------------------------------
Television - 5.8%
      20,000    Allbritton Communications, 11.50%
                  senior subordinated debentures,
                  due 8/15/04                                             21,000
      50,000    Dialog Corp. PLC, 11.00%
                  senior subordinated notes, due 11/15/07                 52,187
      10,000    Price Communications Wireless, Inc., 11.75%
                  senior subordinated notes, due 7/15/07                  10,825
      90,000    Radio One, Inc., 7.00%
                  senior subordinated notes, due 5/15/04                  86,963
--------------------------------------------------------------------------------
                                                                         170,975
--------------------------------------------------------------------------------
Textile - Products - 0.9%
      25,000    Glenoit Corp., 11.00%
                  senior subordinated notes, due 4/15/07+                 26,875
--------------------------------------------------------------------------------
Tobacco - 0.4%
      10,000    Consolidated Cigar Acquisition Corp., 10.50%
                  senior subordinated notes, due 3/1/03                   10,425
--------------------------------------------------------------------------------
Transportation - Marine - 2.5%
      75,000    Panoceanic Bulk Carriers, Ltd., 12.00%
                  notes, due 12/15/07                                     74,437
--------------------------------------------------------------------------------
Transportation - Services - 1.1%
      30,000    Atlantic Express, Inc., 10.75%
                  company guaranteed notes, due 2/1/04                    31,800
--------------------------------------------------------------------------------
Trucking and Leasing - 0.7%
      20,000    Core-Mark International, Inc., 11.375%
                  senior subordinated notes, due 9/15/03                  21,150
--------------------------------------------------------------------------------
Water - 2.6%
      75,000    Sparkling Spring Water Group, 11.50%
                  senior subordinated notes, due 11/15/07                 77,063
--------------------------------------------------------------------------------
Wire and Cable Products - 0.8%
      20,000    International Wire Group, 11.75%
                  senior subordinated notes, due 6/1/05                   21,950
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $3,231,980)                                3,289,850
--------------------------------------------------------------------------------
Foreign Bonds - 2.0%
DEM
     100,000    ITT Promedia, 9.125%
                  senior subordinated notes, due 9/15/07
                  (cost $56,429)                                      $   58,257
--------------------------------------------------------------------------------
Preferred Stock - 0.7%
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 0.6%
         600    Chevy Chase Savings, 13.00%                               18,300
--------------------------------------------------------------------------------
Telecommunication Services - 0.1%
           1    Intermedia Communications Inc., 13.50%                     1,513
--------------------------------------------------------------------------------
Total Preferred Stock (cost $18,600)                                      19,813
--------------------------------------------------------------------------------
Warrants - 0.2%
         700    Gothic Energy Corp. - exp. 9/1/04*                         1,225
         160    Microcell Telecommunications, Inc.,
                  Initial - exp. 6/1/06*,+                                 3,760
          50    Primus Telecommunications Group, Inc.
                  - exp. 8/1/04*                                             500
--------------------------------------------------------------------------------
Total Warrants (cost $2,100)                                               5,485
--------------------------------------------------------------------------------
U.S. Government Agency - 5.6%
                Freddie Mac
    $165,000      6.00%, 1/2/98 (amortized cost $164,973)                164,973
--------------------------------------------------------------------------------
Total Investments (total cost $3,474,082) - 121.0%                     3,538,378
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (21.0%)       (613,461)
--------------------------------------------------------------------------------
Net Assets - 100%                                                     $2,924,917
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

  JANUS ASPEN SHORT-TERM BOND PORTFOLIO Portfolio Manager, Sandy R. Rufenacht

The Year in Review

Key  to  the   Portfolio's   performance  was  its  flexibility  in  a  changing
interest-rate environment. Fearing that higher wages and a rapid rate of economic growth would accelerate inflation and cause the Federal Reserve to boost short-term interest rates, investors bid down the price of securities, thereby forcing yields higher and flattening out the yield curve (i.e., narrowing the difference in yields between short- and long-term securities). Yields on the three-year Treasury note began 1997 at 6.07% and moved up during the first four months to roughly 6.50%. Through much of the year, short-term securities traded in this relatively narrow range but exhibited considerable day-to-day volatility.

Though the economy remained robust, inflation did not increase (largely because of productivity gains that held down costs), and by late in the third quarter, the bond market began a rally that was later bolstered by the Asian monetary crisis. As problems in the economies of several Southeast Asian "tigers" spread to markets worldwide, there was a flight to quality issues, especially U.S. Treasury securities. The sudden increase in demand helped to push prices of these securities up (and yields down) to levels not seen since the 1960s. At year-end the yield on the three-year Treasury bond stood at 5.67%.

Portfolio Strategy

Our diversified, flexible approach, which stresses maximizing yields while controlling risk, allowed us to be very responsive to the market during the past 12 months.

The majority of the Portfolio, as the table below indicates, was invested in investment-grade corporate securities, which have limited credit risk. Among the latter were such well-known names as SmithKline Beecham, Sherwin-Williams and Chrysler Financial Corp.

--------------------------------------------------------------------------------
Portfolio Asset Mix                December 31, 1997     December 31, 1996
Investment-Grade Corp. Bonds             82.5%                  56.4%
U.S. Government Obligations                --                   42.0%
Cash & Cash Equivalents                  17.5%                   1.6%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Portfolio Profile                  December 31, 1997     December 31, 1996
Weighted Average Maturity               1.9 Yrs.               2.0 Yrs.
Average Modified Duration*              1.6 Yrs.               1.8 Yrs.
30-day Average Yield
  Institutional Shares**                 6.15%                  5.37%
    Without Reimbursement**              4.94%                  4.99%
  Retirement Shares**                    5.57%                   N/A
    Without Reimbursement**              4.36%                   N/A
Average Rating                             A+                     AA
--------------------------------------------------------------------------------
 * A theoretical measure of price volatility.
** Yields will fluctuate.

The most significant change in portfolio composition was the addition of short-term, high-yield securities. Maintaining high cash levels at various times during the year permitted us to buy these bonds advantageously during short-term fluctuations with-out incurring much incremental risk. Although these high-yield bonds generally involve greater credit risk than that associated with investment-grade bonds, their higher coupons and relatively short terms to maturity provide more attractive yields, lower interest-rate risk, and shorten the Portfolio's duration. By focusing on short-term issues trading to their call prices, we collected higher-paying coupons with a relatively high degree of safety. (When a bond has only a few years left and is trading at or near its call price, there is less chance that the price will fall below that level.)

One highlight in this area was All American Communications, which was acquired by Pearson PLC and tendered at more than six points above our purchase price. Prior to the redemption, the Portfolio benefited from its 10.88% coupon.

Key to our ability to identify high-yield issues is Janus' extensive equity-research capability. Drawing upon the wealth of data gathered through hands-on review of the fundamentals of hundreds of companies annually helps us to better assess credit quality and identify the true risks of the underlying business. This reasearch can also reveal earnings potential and other characteristics of the company that make a bond a good buy.

Going Forward

Because of the increased diversification in the Portfolio, it did not benefit as much as it might have from the rally in Treasury securities during November and December. Nonetheless, we believe that broadening our holdings will serve shareholders well in the coming months.

The recent volatility in Southeast Asia may take some time yet to rectify and is likely to keep economic growth and inflation in the U.S. at very moderate levels. While the jury is still out, it is possible that short-term rates could decline further - an event that would make the high coupons on our holdings even more valuable. If rates rise, the Portfolio is positioned to respond quickly while maintaining a stable net asset value.

Thank  you  for  your  continued  investment  in  Janus  Aspen  Short-Term  Bond
Portfolio.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

  JANUS ASPEN SHORT-TERM BOND PORTFOLIO Portfolio Manager, Sandy R. Rufenacht

--------------------------------------------------------------------------------
Average Annual Total Return(1)
For the Periods Ended December 31, 1997
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                 6.72%
  From Inception                                         4.95%
--------------------------------------------------------------------------------
Lehman Brothers Govt./Corp. 1-3 Year Bond Index
  1 Year                                                 6.66%
  From Inception Date
    of Institutional Shares                              5.60%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                   --
  From Inception                                         4.53%
--------------------------------------------------------------------------------
Note: Performance of the Retirement  Shares is lower from the performance  shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.
--------------------------------------------------------------------------------

Performance Overview(1)          Source - Lipper Analytical Services, Inc. 1997.

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Short-Term Bond Portfolio - Institutional Shares and the Lehman Brothers Government/Corporate 1-3 Year Bond Index. Janus Aspen Short-Term Bond Portfolio - Institutional Shares is represented by a solid black line. The Lehman Brothers Government/Corporate 1-3 Year Bond Index is represented by a dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993 through December 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Short-Term Bond Portfolio - Institutional Shares ($12,304) as compared to the Lehman Brothers Government/Corporate 1-3 Year Bond Index ($12,637).

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

            JANUS ASPEN SHORT-TERM BOND PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 82.5%
--------------------------------------------------------------------------------
Aerospace and Defense - 5.5%
    $150,000    Lockheed Martin Corp., 6.55%
                  company guaranteed unsecured notes,
                  due 5/15/99                                         $  150,750
--------------------------------------------------------------------------------
Commercial Banks - 5.4%
     150,000    First USA Bank, Inc., 5.75%
                  notes, due 1/15/99                                     149,625
--------------------------------------------------------------------------------
Computers - Mainframe - 5.5%
     150,000    IBM Corp., 6.375%
                  global notes, due 6/15/00                              151,125
--------------------------------------------------------------------------------
Diversified Financial Services - 11.0%
     150,000    Associates Corp. of North America, 6.375%
                  senior notes, due 8/15/98                              150,396
     150,000    Chrysler Financial Corp., 6.625%
                  notes, due 8/15/00                                     151,875
--------------------------------------------------------------------------------
                                                                         302,271
--------------------------------------------------------------------------------
Finance - Leasing Companies - 10.9%
     150,000    International Lease Finance Corp., 6.125%
                  notes, due 11/1/99                                     150,000
     150,000    Pitney Bowes Credit Corp., 6.25%
                  notes, due 6/1/98                                      150,262
--------------------------------------------------------------------------------
                                                                         300,262
--------------------------------------------------------------------------------
Food - Diversified - 5.5%
     150,000    Grand Metropolitan Investment Corp., 6.50%
                  company guaranteed notes, due 9/15/99                  150,937
--------------------------------------------------------------------------------
Hotels and Motels - 5.5%
     150,000    Hyatt Equities, L.L.C., 6.80%
                  notes, due 5/15/00+                                    151,688
--------------------------------------------------------------------------------
Medical - Drugs - 5.6%
  $  150,000    SmithKline Beecham PLC, 6.75%
                  company guaranteed notes, due 10/30/01              $  153,188
--------------------------------------------------------------------------------
Oil Companies - Integrated - 5.5%
     150,000    Texaco Capital, Inc., 6.875%
                  notes, due 7/15/99                                     152,063
--------------------------------------------------------------------------------
Paint and Related Products - 5.5%
     150,000    Sherwin-Williams Co., 6.25%
                  notes, due 2/1/00                                      150,563
--------------------------------------------------------------------------------
Pipelines - 5.5%
     150,000    Enron Corp., 6.45%
                  notes, due 11/15/01                                    150,562
--------------------------------------------------------------------------------
Retail - Discount - 11.1%
     150,000    TJX Companies, Inc., 6.625%
                  notes, due 6/15/00                                     151,125
     150,000    Woolworth Corp., 7.00%
                  notes, due 6/1/00                                      152,250
--------------------------------------------------------------------------------
                                                                         303,375
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $2,252,934)                                2,266,409
--------------------------------------------------------------------------------
U.S. Government Agency - 16.4%
                Freddie Mac
     449,000      6.00%, 1/2/98 (amortized cost $448,925)                448,925
--------------------------------------------------------------------------------
Total Investments (total cost $2,701,859) - 98.9%                      2,715,334
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.1%             29,860
--------------------------------------------------------------------------------
Net Assets - 100%                                                     $2,745,194
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

    JANUS ASPEN MONEY MARKET PORTFOLIO Portfolio Manager, Sharon S. Pichler

Performance Review

For year ended 1997, Janus Aspen Money Market Portfolio produced a one year average annual total return of 5.17% and an average annual total return of 5.21% since inception for the Institutional class. For the Retirement Shares the cumulative total return since inception of May 1, 1997, was 3.13%. The 7-day current yield was 5.32% and 4.82% for the Institutional and Retirement Shares respectively.

The Economic Perspective

Early in 1997, in anticipation of higher inflation, short-term interest rates rose from the lows of 1996, moving closer to intermediate-term rates and thereby flattening the yield curve. For most of the year, short-term interest rates, as measured by the yield on one-year Treasury securities, stayed in a relatively narrow range between approximately 5.5% and 6.0%. Less sensitive to economic conditions than longer-term securities, short-term issues instead react to changes in the federal funds rate, which changed only once (by 0.25%) in mid-March.

Expectations changed late in the year, after fourth-quarter volatility in the foreign capital markets ignited a "flight to quality." Demand for U.S. Treasury securities, which are considered among the world's safest, highest-quality investments, rose significantly in November and December, resulting in higher prices and lower yields in the short-term market. At year-end, the yield on one-year Treasuries had moved down to 5.48%, and by January 9, 1998, was down even more dramatically to 5.08%.

In addition, as the year wound down, earlier worries about inflated stock prices and higher inflation, which would normally cause the Federal Reserve Board to raise rates, shifted to consideration of deflation. Federal Reserve Chairman Alan Greenspan discussed the possibility that the monetary and market crises that began in Thailand might cause the world economy to slow down significantly. Overcapacity in Southeast Asia increases the likelihood that prices of many U.S. imports will move not higher but lower. This in turn should help to keep inflation in the United States in check, despite our robust economy and tight labor market.

Given this scenario, we believe the next move in the federal funds rate could be a reduction, perhaps as early as late March.

Portfolio Strategy

For much of the year, assets were invested primarily in very short-term obligations (e.g., 1-7 days), which were providing yields close to those of longer-term debt (e.g., six months to one year). I did not lock the Portfolio into longer obligations unless I felt we could be adequately compensated for the extra time exposure. At year-end, the Portfolio's weighted average maturity was just 10 days.

As events in the global economy unfold, I may extend the Portfolio's maturity by selectively purchasing six-month and one-year issues. In the event of a further decline in rates, this will help us to capture a bit more upside, since longer-term debt gains more value when rates fall. Liquidity considerations are paramount, and we will be careful to maintain at least a 50% weighting in the shortest-term issues. All issues involve very minimal credit risk (generally those rated in the top two tiers by the major national rating organizations). This will help to ensure that the Portfolio serves its purpose as a good choice for the cash portion of your investments.

Thank you for your continued investment in Janus Aspen Money Market Portfolio.

--------------------------------------------------------------------------------
A money market portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance it will be able to maintain a $1.00 share price. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

              JANUS ASPEN MONEY MARKET PORTFOLIO December 31, 1997
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
U.S. Government Agencies - 58.4%
  $2,500,000    Fannie Mae
                  5.70%, 1/5/98                                     $  2,498,417
   2,000,000    Federal Farm Credit Bank
                  5.75%, 1/16/98                                       1,995,208
                Freddie Mac:
   2,500,000      5.70%, 1/9/98                                        2,496,833
   2,000,000      5.67%, 1/13/98                                       1,996,220
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $8,986,678)             8,986,678
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 20.4%
     750,000    Bell Atlantic Network
                  5.90%, 1/22/98                                         747,419
     500,000    CIT Holdings
                  5.81%, 1/15/98                                         498,870
     500,000    General Electric Capital Corp.
                  5.85%, 1/8/98                                          499,431
     500,000    Household Finance Corp.
                  5.92%, 1/6/98                                          499,589
     400,000    IBM Credit Corp.
                  5.50%, 1/16/98                                         399,083
     500,000    Prudential Funding Corp.
                  5.88%, 1/12/98                                         499,102
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $3,143,494)           3,143,494
--------------------------------------------------------------------------------
Repurchase Agreement - 15.3%
 $ 2,350,000    Goldman  Sachs, Inc., 6.25% dated 12/31/97,
                  maturing 1/2/98, to be repurchased at $2,350,816
                  collateralized by $2,342,000 in Fannie Mae,
                  6.50%,  2/25/02 with value of $2,397,093 (cost
                  $2,350,000)***                                     $ 2,350,000
--------------------------------------------------------------------------------
Total Investments (total cost $14,480,172) - 94.1%                    14,480,172
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities  - 5.9%           903,480
--------------------------------------------------------------------------------
Net Assets - 100%                                                    $15,383,652
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                       NOTES TO SCHEDULES OF INVESTMENTS

(ADR) - American Depository Receipt
(GDR) - Global Depository Receipt
DEM - German Deutschemark
JPY - Japanese Yen

  * Non-income-producing security
 ** A portion of this  security has been  segregated  by the  custodian to cover segregation requirements on forward currency contracts.
*** Repurchase Agreements held by the Portfolio are fully collateralized and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and /or retention of the collateral or proceeds may be subject to legal proceedings.
  + Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

                      STATEMENTS OF ASSETS AND LIABILITIES

As of December  31, 1997 (All numbers                    Janus Aspen   Janus Aspen     Janus Aspen     Janus Aspen
in thousands except Retirement Shares     Janus Aspen     Aggressive     Capital      International     Worldwide    Janus Aspen
outstanding and net asset value per          Growth         Growth     Appreciation      Growth          Growth        Balanced
share.)                                    Portfolio      Portfolio    Portfolio(1)     Portfolio       Portfolio     Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                         $535,511       $400,592       $6,678         $152,691       $1,364,374     $350,008
================================================================================================================================
Investments at value                        $610,072       $514,273       $6,943         $164,336       $1,562,618     $370,376
Cash                                             132            448           51              204            1,077          385
Receivables:
  Investments sold                             6,077          7,056           13            1,059           21,327        5,928
  Portfolio shares sold                          575            339           42               25            1,129          932
  Interest                                        --             --           --                1               --        1,807
  Dividends                                      371            145            1              135            1,449          166
Other assets                                       5              5            6               --                9           10
Foreign currency contracts                        --             --           --              447            5,951           --
--------------------------------------------------------------------------------------------------------------------------------
      Total Assets                           617,232        522,266        7,056          166,207        1,593,560      379,604
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                      7,529         13,596          198            1,443           14,305       16,896
    Portfolio shares repurchased                 907            129            6            3,551            1,311           33
    Advisory fee                                 326            296            4               87              854          211
Accrued expenses                                  41             26            2               24              139           19
Foreign currency contracts                       136              8           --               --               --           24
--------------------------------------------------------------------------------------------------------------------------------
      Total Liabilities                        8,939         14,055          210            5,105           16,609       17,183
--------------------------------------------------------------------------------------------------------------------------------
Net Assets                                  $608,293       $508,211       $6,846         $161,102       $1,576,951     $362,421
================================================================================================================================
Net Assets - Institutional Shares           $608,281       $508,198       $6,833         $161,091       $1,576,548     $362,409
  Shares Outstanding, $.001 Par Value
   (unlimited shares authorized)              32,921         24,727          541            8,716           67,406       20,751
Net Asset Value Per Share                   $  18.48       $  20.55       $12.62         $  18.48       $    23.39     $  17.47
================================================================================================================================
Net Assets - Retirement Shares              $     12       $     13       $   13         $     11       $      403     $     12
  Shares Outstanding, $.001 Par Value
   (unlimited shares authorized)                 635            620        1,000              599           17,251          669
Net Asset Value Per Share                   $  18.46       $  20.49       $12.62         $  18.44       $    23.36     $  17.47
--------------------------------------------------------------------------------------------------------------------------------

                STATEMENTS OF ASSETS AND LIABILITIES (Continued)

As of December 31, 1997 (All numbers                     Janus Aspen                   Janus Aspen
in thousands except Retirement Shares      Janus Aspen    Flexible     Janus Aspen      Short-Term     Janus Aspen
outstanding and net asset value per       Equity Income    Income       High-Yield        Bond         Money Market
share.)                                    Portfolio(1)   Portfolio     Portfolio       Portfolio        Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                         $  2,947       $ 51,296       $3,474         $  2,702       $   14,480
================================================================================================================================
Investments at value                        $  3,027       $ 52,988       $3,538         $  2,715       $   14,480
Cash                                              49            104            2                1                2
Receivables:
  Investments sold                                11             --           --               --               --
  Portfolio shares sold                           58            168           --               --            1,084
  Interest                                         3            900           54               35               --
  Dividends                                        2             --           --               --               --
Other assets                                      25             --            5                3               --
Foreign currency contracts                        --              7           --               --               --
--------------------------------------------------------------------------------------------------------------------------------
      Total Assets                             3,175         54,167        3,599            2,754           15,566
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                        107             --           --               --               --
    Portfolio shares repurchased                  --             23          660                1              171
    Advisory fee                                   2             28            2                2                4
Accrued expenses                                   6              7           12                6                7
Foreign currency contracts                        --             --           --               --               --
--------------------------------------------------------------------------------------------------------------------------------
      Total Liabilities                          115             58          674                9              182
--------------------------------------------------------------------------------------------------------------------------------
Net Assets                                  $  3,060       $ 54,109       $2,925         $  2,745       $   15,384
================================================================================================================================
Net Assets - Institutional Shares           $  3,047       $ 54,098       $2,914         $  2,735       $   15,374
  Shares Outstanding, $.001 Par Value
   (unlimited shares authorized)                 226          4,593          247              308           15,374
Net Asset Value Per Share                   $  13.46       $  11.78       $11.78         $   8.88       $     1.00
================================================================================================================================
Net Assets - Retirement Shares              $     13       $     11       $   11         $     10       $       10
  Shares Outstanding, $.001 Par Value
   (unlimited shares authorized)               1,000            932          950            1,177           10,306
Net Asset Value Per Share                   $  13.42       $  11.77       $11.78         $   8.88       $     1.00
--------------------------------------------------------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS

                                                        Janus Aspen   Janus Aspen     Janus Aspen     Janus Aspen
For the fiscal year or period ended      Janus Aspen     Aggressive     Capital      International     Worldwide    Janus Aspen
December 31, 1997 (All numbers in           Growth         Growth     Appreciation      Growth          Growth        Balanced
thousands.)                               Portfolio      Portfolio    Portfolio(1)     Portfolio       Portfolio     Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                $  3,410       $  1,476        $  44         $    651        $   3,973      $  4,762
  Dividends                                  4,438          1,316            4            1,070           13,770         1,808
  Foreign Tax Withheld                        (179)           (61)          --             (130)          (1,493)          (57)
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                      7,669          2,731           48            1,591           16,250         6,513
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                              3,120          3,036           13              645            7,533         1,348
  Transfer agent fees and expenses               6              6           --                1               14             2
  Registration fees                              4              4            1               --               17             5
  System fees                                   17             11            5               10               14            12
  Custodian fees                               161            101            9              255              905            80
  Insurance expense                              2              3           --               --               10             1
  Audit fees                                    14             13            2                8               20             8
  Other expenses                                 4              6            2                4                8             1
--------------------------------------------------------------------------------------------------------------------------------
Total Expenses                               3,328          3,180           32              923            8,521         1,457
--------------------------------------------------------------------------------------------------------------------------------
Less: Expense offset                            (9)           (13)          --               (1)             (15)           (5)
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                                 3,319          3,167           32              922            8,506         1,452
--------------------------------------------------------------------------------------------------------------------------------
Less: Excess expense reimbursement              --             --           (9)              --               --            --
--------------------------------------------------------------------------------------------------------------------------------
Net expenses after reimbursement             3,319          3,167           23              922            8,506         1,452
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                 4,350           (436)          25              669            7,744         5,061
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized
 Gain/(Loss) on Investments:
  Net realized gain/(loss)
   from securities transactions             47,912          1,976         (146)            (453)          37,500        13,514
  Net realized gain/(loss)
   from foreign currency transactions           27         (1,188)          --              323            9,650          (194)
  Net realized gain/(loss)
   from futures contracts                       --             --           --              (18)            (316)           --
  Change in net unrealized appreciation
   or depreciation of investments           39,125         56,805          265           10,109          135,768        15,763
--------------------------------------------------------------------------------------------------------------------------------
Net gain on investments                     87,064         57,593          119            9,961          182,602        29,083
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations                $ 91,414       $ 57,157        $ 144         $ 10,630        $ 190,346      $ 34,144
================================================================================================================================

                      STATEMENTS OF OPERATIONS (Continued)

                                                        Janus Aspen                   Janus Aspen
For the fiscal year or period ended       Janus Aspen    Flexible     Janus Aspen     Short-Term      Janus Aspen
December 31, 1997 (All numbers in        Equity Income    Income       High-Yield        Bond         Money Market
thousands.)                               Portfolio(1)   Portfolio     Portfolio       Portfolio        Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                $      5       $  2,744        $ 139         $    805        $     506
  Dividends                                      7             52            2               --               --
  Foreign Tax Withheld                          --             --           --               --               --
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                         12          2,796          141              805              506
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                  6            238           12               81               22
  Transfer agent fees and expenses              --             --           --               --               --
  Registration fees                              1             --           --                1               --
  System fees                                    4              9           10               10               10
  Custodian fees                                28             17           18               13                7
  Insurance expense                             --             --           --               --               --
  Audit fees                                     3              9           10                8                6
  Other expenses                                 1              3            2               --                2
--------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                  43            276           52              113               47
--------------------------------------------------------------------------------------------------------------------------------
Less: Expense offset                            --             (2)          --               --               --
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                                    43            274           52              113               47
--------------------------------------------------------------------------------------------------------------------------------
Less: Excess expense reimbursement             (34)            --          (36)             (32)              (2)
--------------------------------------------------------------------------------------------------------------------------------
Net expenses after reimbursement                 9            274           16               81               45
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                     3          2,522          125              724              461
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized
 Gain/(Loss) on Investments:
  Net realized gain/(loss)
   from securities transactions                 75            690           66               48               --
  Net realized gain/(loss)
   from foreign currency transactions           (4)            11            1               --               --
  Net realized gain/(loss)
   from futures contracts                       --            (18)          --               --               --
  Change in net unrealized appreciation
   or depreciation of investments               80          1,050           39               18               --
--------------------------------------------------------------------------------------------------------------------------------
Net gain on investments                        151          1,733          106               66               --
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations                $    154       $  4,255        $ 231         $    790        $     461
================================================================================================================================

(1) For the period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                Janus Aspen      Janus Aspen
                                                     Janus Aspen             Janus Aspen          Capital       International
For the fiscal year or period ended                     Growth            Aggressive Growth    Appreciation        Growth
December 31 (all numbers in thousands(3))             Portfolio               Portfolio          Portfolio        Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                                                     1997        1996        1997        1996      1997(1)       1997       1996
----------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)                    $   4,350   $   2,996   $    (436)  $    (789)  $      25   $     669   $     46
Net realized gain/(loss) from
 investment transactions                           47,939      10,156         788     (12,093)       (146)       (148)       261
Change in unrealized net appreciation
 or (depreciation) of investments                  39,125      20,898      56,805      27,841         265      10,109      1,663
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
 resulting from operations                         91,414      34,050      57,157      14,959         144      10,630      1,970
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions:
Net investment income                              (4,361)     (3,002)         --          --         (21)       (645)       (76)
Dividends (in excess of net investment income)         --          --          --          --          --          --         --
Net realized gain from investment transactions     (9,976)     (3,331)         --      (3,020)         --         (59)       (83)
Distributions (in excess of realized gains)            --          --          --          --          --        (161)        --
Tax Return of Capital                                  --          --          --        (220)         --          --         --
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from
 dividends and distributions                      (14,337)     (6,333)         --      (3,240)        (21)       (865)      (159)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Shares sold
  Institutional Shares                            244,131     183,993     204,318     210,533       9,452     185,562     26,943
  Retirement Shares                                    10          --          10          --          10          10         --
Reinvested dividends and distributions
  Institutional Shares                             14,337       6,333          --       3,240          21         864        159
  Retirement Shares                                    --          --          --          --          --          --         --
Shares repurchased
  Institutional Shares                            (53,051)    (19,165)   (136,967)    (27,710)     (2,760)    (62,291)    (3,329)
  Retirement Shares                                    --          --          --          --          --          --         --
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets from
  capital share transactions                      205,427     171,161      67,361     186,063       6,723     124,145     23,773
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets             282,504     198,878     124,518     197,782       6,846     133,910     25,584
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Beginning of period                               325,789     126,911     383,693     185,911          --      27,192      1,608
----------------------------------------------------------------------------------------------------------------------------------
End of Period                                   $ 608,293   $ 325,789   $ 508,211   $ 383,693   $   6,846   $ 161,102   $ 27,192
==================================================================================================================================
Net Assets consist of:
Capital (par value and paid-in surplus)*        $ 485,858   $ 280,430   $ 404,537   $ 337,407   $   6,723   $ 149,136   $ 24,992
Undistributed net investment
 income/(distribution in excess)*                     117         123          --           2           4          80         12
Undistributed net realized
 gain/(loss) from investments*                     47,894       9,937      (9,994)    (10,580)       (146)       (206)       207
Unrealized appreciation/(depreciation)
 of investments                                    74,424      35,299     113,668      56,864         265      12,092      1,981
----------------------------------------------------------------------------------------------------------------------------------
                                                $ 608,293   $ 325,789   $ 508,211   $ 383,693   $   6,846   $ 161,102   $ 27,192
==================================================================================================================================
Transactions in Portfolio Shares
 - Institutional Shares
Shares sold                                        14,157      12,447      11,104      11,507         765      10,297      1,817
Reinvested dividends and distributions                829         426          --         176           2          46         11
----------------------------------------------------------------------------------------------------------------------------------
Total                                              14,986      12,873      11,104      11,683         767      10,343      1,828
Shares repurchased                                 (3,068)     (1,306)     (7,417)     (1,528)       (226)     (3,357)      (233)
----------------------------------------------------------------------------------------------------------------------------------
Net increase/decrease in portfolio shares          11,918      11,567       3,687      10,155         541       6,986      1,595
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding beginning of period             21,003       9,436      21,040      10,885          --       1,730        135
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding end of period                   32,921      21,003      24,727      21,040         541       8,716      1,730
==================================================================================================================================
Transactions in Portfolio Shares
 - Retirement Shares(3)
Shares sold                                           618          --         620          --       1,000         595         --
Reinvested dividends and distributions                 17          --          --          --          --           4         --
----------------------------------------------------------------------------------------------------------------------------------
Total                                                 635          --         620          --       1,000         599         --
Shares repurchased                                     --          --          --          --          --          --         --
----------------------------------------------------------------------------------------------------------------------------------
Net increase/decrease in portfolio shares             635          --         620          --       1,000         599         --
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding beginning of period                 --          --          --          --          --          --         --
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding end of period                      635          --         620          --       1,000         599         --
==================================================================================================================================
Purchases and Sales of Investment Securities:
  (excluding Short-Term Securities)
Purchases of Securities                         $ 713,049   $ 279,406   $ 583,004   $ 411,187   $   6,590   $ 193,061   $ 19,784
Proceeds from Sales of Securities                 506,228     151,544     509,947     242,452       1,165      73,634      3,941
Purchases of Long-Term
 U.S. Government Obligations                           --          --          --          --          --          --         --
Proceeds from Sales of Long-Term
 U.S. Government Obligations                           --          --          --          --          --          --         --
==================================================================================================================================

                STATEMENTS OF CHANGES IN NET ASSETS (Continued)

                                                     Janus Aspen             Janus Aspen       Janus Aspen       Janus Aspen
For the fiscal year or period ended               Worldwide Growth            Balanced        Equity Income    Flexible Income
December 31 (all numbers in thousands(3))             Portfolio               Portfolio         Portfolio         Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                                                     1997        1996        1997        1996      1997(1)       1997       1996
----------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)                    $   7,744   $   2,521   $   5,061   $   1,270   $       3   $   2,522   $  1,307
Net realized gain/(loss) from
 investment transactions                           46,834      11,302      13,320       1,768          71         683        324
Change in unrealized net appreciation
 or (depreciation) of investments                 135,768      54,851      15,763       3,680          80       1,050        277
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
 resulting from operations                        190,346      68,674      34,144       6,718         154       4,255      1,908
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions:
Net investment income                              (9,330)     (4,109)     (5,104)     (1,165)         (2)     (2,372)    (1,255)
Dividends (in excess of net investment income)     (1,332)         --          --          --          --          --         --
Net realized gain from investment transactions     (8,190)     (2,028)     (1,791)       (278)         --        (322)      (272)
Distributions (in excess of realized gains)            --          --          --          --          --          --         --
Tax Return of Capital                                  --          --          --          --          --          --         --
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from
 dividends and distributions                      (18,852)     (6,137)     (6,895)     (1,443)         (2)     (2,694)    (1,527)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Shares sold
  Institutional Shares                            897,983     431,848     254,907      72,698       3,884      35,431     20,543
  Retirement Shares                                   402          --          10          --          10          10         --
Reinvested dividends and distributions
  Institutional Shares                             18,852       6,137       7,744       1,443           2       2,693      1,527
  Retirement Shares                                    --          --          --          --          --           1         --
Shares repurchased
  Institutional Shares                            (94,383)    (26,482)    (12,969)     (7,957)       (988)    (10,902)    (7,967)
  Retirement Shares                                    --          --          --          --          --          --         --
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets from
  capital share transactions                      822,854     411,503     249,692      66,184       2,908      27,233     14,103
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets             994,348     474,040     276,941      71,459       3,060      28,794     14,484
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Beginning of period                               582,603     108,563      85,480      14,021          --      25,315     10,831
----------------------------------------------------------------------------------------------------------------------------------
End of Period                                   $1,576,951  $ 582,603   $ 362,421   $  85,480   $   3,060   $  54,109   $ 25,315
==================================================================================================================================
Net Assets consist of:
Capital (par value and paid-in surplus)*        $1,327,595  $ 504,741   $ 328,723   $  79,031   $   2,908   $  51,530   $ 24,297
Undistributed net investment
 income/(distribution in excess)*                   1,556       1,586         129         114           1         208         46
Undistributed net realized
 gain/(loss) from investments*                     43,642       7,886      13,228       1,758          71         672        322
Unrealized appreciation/(depreciation)
 of investments                                   204,158      68,390      20,341       4,577          80       1,699        650
----------------------------------------------------------------------------------------------------------------------------------
                                                $1,576,951  $ 582,603   $ 362,421   $  85,480   $   3,060   $  54,109   $ 25,315
==================================================================================================================================
Transactions in Portfolio Shares
 - Institutional Shares
Shares sold                                        40,742      24,029      15,268       5,179         301       3,048      1,853
Reinvested dividends and distributions                819         328         470         101          --         234        139
----------------------------------------------------------------------------------------------------------------------------------
Total                                              41,561      24,357      15,738       5,280         301       3,282      1,992
Shares repurchased                                 (4,123)     (1,479)       (776)       (567)        (75)       (941)      (715)
----------------------------------------------------------------------------------------------------------------------------------
Net increase/decrease in portfolio shares          37,438      22,878      14,962       4,713         226       2,341      1,277
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding beginning of period             29,968       7,090       5,789       1,076          --       2,252        975
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding end of period                   67,406      29,968      20,751       5,789         226       4,593      2,252
==================================================================================================================================
Transactions in Portfolio Shares
 - Retirement Shares(3)
Shares sold                                        17,245          --         650          --       1,000         876         --
Reinvested dividends and distributions                  6          --          19          --          --          56         --
----------------------------------------------------------------------------------------------------------------------------------
Total                                              17,251          --         669          --       1,000         932         --
Shares repurchased                                     --          --          --          --          --          --         --
----------------------------------------------------------------------------------------------------------------------------------
Net increase/decrease in portfolio shares          17,251          --         669          --       1,000         932         --
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding beginning of period                 --          --          --          --          --          --         --
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding end of period                   17,251          --         669          --       1,000         932         --
==================================================================================================================================
Purchases and Sales of Investment Securities:
  (excluding Short-Term Securities)
Purchases of Securities                         $1,715,083  $ 532,495   $ 377,245   $  95,054   $   3,560   $  46,074   $ 44,707
Proceeds from Sales of Securities                 862,382     170,371     221,317      39,718         997      31,006     34,221
Purchases of Long-Term
 U.S. Government Obligations                           --          --      70,831       4,833          --      15,463      7,738
Proceeds from Sales of Long-Term
 U.S. Government Obligations                           --          --      13,669       2,154          --       7,755      6,051
==================================================================================================================================

                STATEMENTS OF CHANGES IN NET ASSETS (Continued)

                                                     Janus Aspen             Janus Aspen             Janus Aspen
For the fiscal year or period ended                  High-Yield            Short-Term Bond          Money Market
December 31 (all numbers in thousands(3))             Portfolio               Portfolio               Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                                                     1997      1996(2)       1997        1996        1997        1996
----------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)                    $     125   $      26   $     724   $     389   $     461   $     183
Net realized gain/(loss) from
 investment transactions                               67           6          48           4          --          --
Change in unrealized net appreciation
 or (depreciation) of investments                      39          26          18         (28)         --          --
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
 resulting from operations                            231          58         790         365         461         183
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions:
Net investment income                                (117)        (24)       (722)       (370)       (461)       (183)
Dividends (in excess of net investment income)         --          --          --          --          --          --
Net realized gain from investment transactions         (6)         --          (4)         (6)         --          --
Distributions (in excess of realized gains)            --          --          --          --          --          --
Tax Return of Capital                                  --          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from
 dividends and distributions                         (123)        (24)       (726)       (376)       (461)       (183)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Shares sold
  Institutional Shares                              3,976       1,491      23,232      13,981      78,614      28,902
  Retirement Shares                                    10          --          10          --          10          --
Reinvested dividends and distributions
  Institutional Shares                                122          24         724         376         461         184
  Retirement Shares                                     1          --           2          --          --          --
Shares repurchased
  Institutional Shares                             (2,075)       (766)    (33,188)     (5,632)    (69,807)    (24,715)
  Retirement Shares                                    --          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets from
  capital share transactions                        2,034         749      (9,220)      8,725       9,278       4,371
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets               2,142         783      (9,156)      8,714       9,278       4,371
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Beginning of period                                   783          --      11,901       3,187       6,106       1,735
----------------------------------------------------------------------------------------------------------------------------------
End of Period                                   $   2,925   $     783   $   2,745   $  11,901   $  15,384   $   6,106
==================================================================================================================================
Net Assets consist of:
Capital (par value and paid-in surplus)*        $   2,783   $     749   $   2,646   $  11,866   $  15,384   $   6,106
Undistributed net investment
 income/(distribution in excess)*                      12           2          39          36          --          --
Undistributed net realized
 gain/(loss) from investments*                         66           6          47           3          --          --
Unrealized appreciation/(depreciation)
 of investments                                        64          26          13          (4)         --          --
----------------------------------------------------------------------------------------------------------------------------------
                                                $   2,925   $     783   $   2,745   $  11,901   $  15,384   $   6,106
==================================================================================================================================
Transactions in Portfolio Shares
 - Institutional Shares
Shares sold                                           343         140       2,279       1,398      78,614      28,902
Reinvested dividends and distributions                 11           2          78          38         461         184
----------------------------------------------------------------------------------------------------------------------------------
Total                                                 354         142       2,357       1,436      79,075      29,086
Shares repurchased                                   (179)        (70)     (3,242)       (561)    (69,807)    (24,715)
----------------------------------------------------------------------------------------------------------------------------------
Net increase/decrease in portfolio shares             175          72        (885)        875       9,268       4,371
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding beginning of period                 72          --       1,193         318       6,106       1,735
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding end of period                      247          72         308       1,193      15,374       6,106
==================================================================================================================================
Transactions in Portfolio Shares
 - Retirement  Shares(3)
Shares sold                                           893          --         986          --      10,000          --
Reinvested dividends and distributions                 57          --         191          --         306          --
----------------------------------------------------------------------------------------------------------------------------------
Total                                                 950          --       1,177          --      10,306          --
Shares repurchased                                     --          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------------------
Net increase/decrease in portfolio shares             950          --       1,177          --      10,306          --
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding beginning of period                 --          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding end of period                      950          --       1,177          --      10,306          --
==================================================================================================================================
Purchases and Sales of Investment Securities:
  (excluding Short-Term Securities)
Purchases of Securities                         $   6,515   $   1,595   $   8,593   $  13,059          --          --
Proceeds from Sales of Securities                   4,066         871      14,559       8,202          --          --
Purchases of Long-Term
 U.S. Government Obligations                           24          --      12,611      24,287          --          --
Proceeds from Sales of Long-Term
 U.S. Government Obligations                           25          --      16,534      21,010          --          --
==================================================================================================================================

(1) Period May 1, 1997 (inception) to December 31, 1997.
(2) Period May 1, 1996 (inception) to December 31, 1996.
(3) Transactions in Portfolio Shares - Retirement Shares numbers are not in thousands.
 *  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

                  FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

                                                                                   Janus Aspen
For a share outstanding throughout                                                   Growth
each fiscal year or period ended December 31                                        Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                                             1997          1996          1995          1994        1993(1)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $   15.51     $   13.45     $   10.57     $   10.32     $   10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                                  .15           .17           .28           .09           .03
Net gains or (losses) on securities
 (both realized and unrealized)                              3.34          2.29          2.90           .20           .32
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             3.49          2.46          3.18           .29           .35
--------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                       (.15)         (.17)         (.30)         (.04)         (.03)
Dividends (in excess of net investment income)                 --            --            --            --            --
Distributions (from capital gains)                           (.37)         (.23)           --            --            --
Distributions (in excess of realized gains)                    --            --            --            --            --
Tax Return of Capital                                          --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.52)         (.40)         (.30)         (.04)         (.03)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $   18.48     $   15.51     $   13.45     $   10.57     $   10.32
==========================================================================================================================
Total return**                                              22.75%        18.45%        30.17%         2.76%         3.50%
==========================================================================================================================
Net assets, end of period (in thousands)                $ 608,281     $ 325,789     $ 126,911     $  43,549     $   7,482
Average net assets for the period (in thousands)        $ 477,914     $ 216,125     $  77,344     $  26,464     $   3,191
Ratio of gross expenses to average net assets*(6)            0.70%         0.69%         0.78%          N/A           N/A
Ratio of net expenses to average net assets*(6)              0.69%         0.69%         0.76%         0.88%         0.25%
Ratio of net investment income to average net assets*        0.91%         1.39%         1.24%         1.45%         2.54%
Portfolio turnover rate*                                      122%           87%          185%          169%          162%
Average commission per share                            $  0.0500     $  0.0466           N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------------------------

            FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (Continued)

                                                                                   Janus Aspen
For a share outstanding throughout                                              Aggressive Growth
each fiscal year or period ended December 31                                        Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                                             1997          1996          1995          1994        1993(1)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $   18.24     $   17.08     $   13.62     $   11.80     $   10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                                   --            --           .24           .11           .01
Net gains or (losses) on securities
 (both realized and unrealized)                              2.31          1.36          3.47          1.82          1.80
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             2.31          1.36          3.71          1.93          1.81
--------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                         --            --          (.25)         (.11)         (.01)
Dividends (in excess of net investment income)                 --            --            --            --            --
Distributions (from capital gains)                             --          (.19)           --            --            --
Distributions (in excess of realized gains)                    --            --            --            --            --
Tax Return of Capital                                          --          (.01)           --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                            --          (.20)         (.25)         (.11)         (.01)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $   20.55     $   18.24     $   17.08     $   13.62     $   11.80
==========================================================================================================================
Total return**                                              12.66%         7.95%        27.48%        16.33%        18.05%
==========================================================================================================================
Net assets, end of period (in thousands)                $ 508,198     $ 383,693     $ 185,911     $  41,289     $   1,985
Average net assets for the period (in thousands)        $ 418,464     $ 290,629     $ 107,582     $  14,152     $   1,091
Ratio of gross expenses to average net assets*(6)            0.76%         0.76%         0.86%          N/A           N/A
Ratio of net expenses to average net assets*(6)              0.76%         0.76%         0.84%         1.05%         0.25%
Ratio of net investment income to average net assets*       (0.10%)       (0.27%)        0.58%         2.18%         0.34%
Portfolio turnover rate*                                      130%           88%          155%          259%           31%
Average commission per share                            $  0.0367     $  0.0347           N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------------------------

            FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (Continued)

                                                       Janus Aspen
                                                         Capital                          Janus Aspen
For a share outstanding throughout                    Appreciation                    International Growth
each fiscal year or period ended December 31            Portfolio                          Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                                           1997(2)         1997          1996          1995        1994(3)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $   10.00     $   15.72     $   11.95     $    9.72     $   10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                                  .05           .11           .05           .09          (.09)
Net gains or (losses) on securities
 (both realized and unrealized)                              2.61          2.80          4.06          2.16          (.19)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             2.66          2.91          4.11          2.25          (.28)
--------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                       (.04)         (.11)         (.11)         (.02)           --
Dividends (in excess of net investment income)                 --            --            --            --            --
Distributions (from capital gains)                             --          (.01)         (.23)           --            --
Distributions (in excess of realized gains)                    --          (.03)           --            --            --
Tax Return of Capital                                          --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.04)         (.15)         (.34)         (.02)           --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $   12.62     $   18.48     $   15.72     $   11.95     $    9.72
==========================================================================================================================
Total return**                                              26.60%        18.51%        34.71%        23.15%        (2.80%)
==========================================================================================================================
Net assets, end of period (in thousands)                $   6,833     $ 161,091     $  27,192     $   1,608     $   1,353
Average net assets for the period (in thousands)        $   2,632     $  96,164     $   7,437     $   1,792     $   1,421
Ratio of gross expenses to average net assets*(6)            1.26%         0.96%         1.26%         2.69%          N/A
Ratio of net expenses to average net assets*(6)              1.25%         0.96%         1.25%         2.50%         2.50%
Ratio of net investment income to average net assets*        1.43%         0.70%         0.62%         (.80%)       (1.30%)
Portfolio turnover rate*                                      101%           86%           65%          211%          275%
Average commission per share                            $  0.0375     $  0.0241     $  0.0305           N/A           N/A
--------------------------------------------------------------------------------------------------------------------------

            FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (Continued)

                                                                                   Janus Aspen
For a share outstanding throughout                                              Worldwide Growth
each fiscal year or period ended December 31                                        Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                                             1997          1996          1995          1994        1993(1)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $   19.44     $   15.31     $   12.07     $   11.89     $   10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                                  .16           .16           .11           .04           .02
Net gains or (losses) on securities
 (both realized and unrealized)                              4.14          4.27          3.19           .14          1.89
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             4.30          4.43          3.30           .18          1.91
--------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                       (.17)         (.17)         (.06)           --          (.01)
Dividends (in excess of net investment income)               (.02)           --            --            --            --
Distributions (from capital gains)                           (.16)         (.13)           --            --          (.01)
Distributions (in excess of realized gains)                    --            --            --            --            --
Tax Return of Capital                                          --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.35)         (.30)         (.06)           --          (.02)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $   23.39     $   19.44     $   15.31     $   12.07     $   11.89
==========================================================================================================================
Total return**                                              22.15%        29.04%        27.37%         1.53%        19.10%
==========================================================================================================================
Net assets, end of period (in thousands)                $1,576,548    $ 582,603     $ 108,563     $  37,728     $   4,856
Average net assets for the period (in thousands)        $1,148,951    $ 304,111     $  59,440     $  22,896     $   2,200
Ratio of gross expenses to average net assets*(6)            0.74%         0.80%         0.90%          N/A           N/A
Ratio of net expenses to average net assets*(6)              0.74%         0.80%         0.87%         1.18%         0.25%
Ratio of net investment income to average net assets*        0.67%         0.83%         0.95%         0.50%         0.84%
Portfolio turnover rate*                                       80%           62%          113%          217%           57%
Average commission per share                            $  0.0337     $  0.0345           N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------------------------

            FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (Continued)

                                                                                   Janus Aspen
For a share outstanding throughout                                                  Balanced
each fiscal year or period ended December 31                                        Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                                             1997          1996          1995          1994        1993(1)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $   14.77     $   13.03     $   10.63     $   10.64     $   10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                                  .34           .32           .17           .15           .08
Net gains or (losses) on securities
 (both realized and unrealized)                              2.89          1.81          2.45          (.06)          .64
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             3.23          2.13          2.62           .09           .72
--------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                       (.35)         (.30)         (.22)         (.10)         (.08)
Distributions (from capital gains)                           (.18)         (.09)           --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (0.53)         (.39)         (.22)         (.10)         (.08)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $   17.47     $   14.77     $   13.03     $   10.63     $   10.64
==========================================================================================================================
Total return**                                              22.10%        16.18%        24.79%         0.84%         7.20%
==========================================================================================================================
Net assets, end of period (in thousands)                $ 362,409     $  85,480     $  14,021     $   3,153     $     537
Average net assets for the period (in thousands)        $ 176,432     $  43,414     $   5,739     $   2,336     $     521
Ratio of gross expenses to average net assets*(6)            0.83%         0.94%         1.37%          N/A           N/A
Ratio of net expenses to average net assets*(6)              0.82%         0.92%         1.30%         1.57%         0.25%
Ratio of net investment income to average net assets*        2.87%         2.92%         2.41%         1.90%         2.69%
Portfolio turnover rate*                                      139%          103%          149%          158%          126%
Average commission per share                            $  0.0456     $  0.0426           N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------------------------

            FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (Continued)

                                                                                   Janus Aspen
For a share outstanding throughout                                               Flexible Income
each fiscal year or period ended December 31                                        Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                                             1997          1996          1995          1994        1993(1)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $   11.24     $   11.11     $    9.48     $    9.97     $   10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                                  .67           .74           .53           .47           .11
Net gains or (losses) on securities
 (both realized and unrealized)                               .62           .24          1.70          (.56)         (.04)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             1.29           .98          2.23          (.09)          .07
--------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                       (.64)         (.72)         (.60)         (.40)         (.10)
Distributions (from capital gains)                           (.11)         (.13)           --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.75)         (.85)         (.60)         (.40)         (.10)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $   11.78     $   11.24     $   11.11     $    9.48     $    9.97
==========================================================================================================================
Total return**                                              11.76%         9.19%        23.86%        (0.91%)        0.70%
==========================================================================================================================
Net assets, end of period (in thousands)                $  54,098     $  25,315     $  10,831     $   1,924     $     538
Average net assets for the period (in thousands)        $  36,547     $  17,889     $   5,556     $   1,636     $     497
Ratio of gross expenses to average net assets*(6)            0.75%         0.84%         1.07%          N/A           N/A
Ratio of net expenses to average net assets*(6)              0.75%         0.83%         1.00%         1.00%         1.00%
Ratio of net investment income to average net assets*        6.90%         7.31%         7.46%         5.49%         3.77%
Portfolio turnover rate*                                      119%          250%          236%          234%          508%
Average commission per share                                  N/A           N/A           N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------------------------

            FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (Continued)

                                                       Janus Aspen
                                                         Equity             Janus Aspen
For a share outstanding throughout                       Income             High-Yield
each fiscal year or period ended December 31            Portfolio            Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                                           1997(2)         1997        1996(4)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $   10.00     $   10.83     $   10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                                  .01           .70           .43
Net gains or (losses) on securities
 (both realized and unrealized)                              3.46           .99           .80
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             3.47          1.69          1.23
--------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                       (.01)         (.68)         (.40)
Distributions (from capital gains)                             --          (.06)           --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.01)         (.74)         (.40)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $   13.46     $   11.78     $   10.83
==========================================================================================================================
Total return**                                              34.70%        15.98%        12.40%
==========================================================================================================================
Net assets, end of period (in thousands)                $   3,047     $   2,914     $     783
Average net assets for the period (in thousands)        $   1,101     $   1,565     $     459
Ratio of gross expenses to average net assets*(6)            1.25%         1.00%         1.01%
Ratio of net expenses to average net assets*(6)              1.25%         1.00%         1.00%
Ratio of net investment income to average net assets*        0.35%         7.98%         5.74%
Portfolio turnover rate*                                      128%          299%          301%
Average commission per share                            $  0.0382           N/A           N/A
--------------------------------------------------------------------------------------------------------------------------

            FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (Continued)

                                                                                   Janus Aspen
For a share outstanding throughout                                               Short-Term Bond
each fiscal year or period ended December 31                                        Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                                             1997          1996          1995          1994        1993(1)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    9.97     $   10.03     $    9.72     $    9.93     $   10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                                 1.85           .42           .60           .35           .11
Net gains or (losses) on securities
 (both realized and unrealized)                             (1.19)         (.03)          .31          (.26)         (.08)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              .66           .39           .91           .09           .03
--------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                      (1.75)         (.44)         (.60)         (.30)         (.10)
Distributions (from capital gains)                             --          (.01)           --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (1.75)         (.45)         (.60)         (.30)         (.10)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    8.88     $    9.97     $   10.03     $    9.72     $    9.93
==========================================================================================================================
Total return**                                               6.72%         3.98%         9.54%         0.92%         0.30%
==========================================================================================================================
Net assets, end of period (in thousands)                $   2,735     $  11,901     $   3,187     $   2,902     $     502
Average net assets for the period (in thousands)        $  12,407     $   7,168     $   2,727     $   1,774     $     492
Ratio of gross expenses to average net assets*(6)            0.65%         0.66%         0.70%          N/A           N/A
Ratio of net expenses to average net assets*(6)              0.65%         0.65%         0.65%         0.65%         0.65%
Ratio of net investment income to average net assets*        5.83%         5.44%         6.02%         5.00%         3.57%
Portfolio turnover rate*                                      204%          416%          417%          256%           91%
Average commission per share                                  N/A           N/A           N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------------------------

            FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (Continued)

                                                                     Janus Aspen
For a share outstanding throughout                                  Money Market
each fiscal year or period ended December 31                          Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                                             1997          1996        1995(5)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    1.00     $    1.00     $    1.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                                  .05           .05           .04
Net gains or (losses) on securities
 (both realized and unrealized)                                --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              .05           .05           .04
--------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                       (.05)         (.05)         (.04)
Distributions (from capital gains)                             --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.05)         (.05)         (.04)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    1.00     $    1.00     $    1.00
==========================================================================================================================
Total return**                                               5.17%         5.05%         3.63%
==========================================================================================================================
Net assets, end of period (in thousands)                $  15,374     $   6,106     $   1,735
Average net assets for the period (in thousands)        $   8,926     $   3,715     $   1,543
Ratio of gross expenses to average net assets*(6)            0.50%         0.50%         0.50%
Ratio of net expenses to average net assets*(6)              0.50%         0.50%         0.50%
Ratio of net investment income to average net assets*        5.17%         4.93%         5.30%
Portfolio turnover rate*                                      N/A           N/A           N/A
Average commission per share                                  N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------------------------

 * Annualized for periods of less than one full year.
** Total Return not annualized for periods of less than 1 full year.
(1) Period September 13, 1993 (inception) to December 31, 1993.
(2) Period May 1, 1997 (inception) to December 31, 1997.
(3) Period May 2, 1994 (inception) to December 31, 1994.
(4) Period May 1, 1996 (inception) to December 31, 1996.
(5) Period May 1, 1995 (inception) to December 31, 1995.
(6) See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

                    FINANCIAL HIGHLIGHTS - RETIREMENT SHARES

                                                                    Janus Aspen  Janus Aspen  Janus Aspen  Janus Aspen
For a share outstanding during the                     Janus Aspen  Aggressive     Capital   International  Worldwide   Janus Aspen
period May 1, 1997 (inception) to                        Growth       Growth    Appreciation    Growth       Growth      Balanced
December 31, 1997                                       Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                            1997         1997         1997         1997         1997         1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  16.18     $  16.12     $  10.00     $  16.80     $  20.72     $  15.38
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                                 .04         (.06)         .12          .04          .14          .27
Net gains or (losses) on securities
 (both realized and unrealized)                             2.71         4.43         2.50         1.73         2.80         2.30
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            2.75         4.37         2.62         1.77         2.94         2.57
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                      (.10)          --           --         (.09)        (.14)        (.30)
Distributions (from capital gains)                          (.37)          --           --         (.04)        (.16)        (.18)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.47)          --           --         (.13)        (.30)        (.48)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  18.46     $  20.49     $  12.62     $  18.44     $  23.36     $  17.47
====================================================================================================================================
Total return**                                             17.22%       27.11%       26.20%       10.53%       14.22%       16.92%
====================================================================================================================================
Net assets, end of period (in thousands)                $     12     $     13     $     13     $     11     $    403     $     12
Average net assets for the period (in thousands)        $     11     $     11     $     12     $     11     $     11     $     11
Ratio of gross expenses to average net assets*(1)           1.20%        1.32%        1.73%        1.45%        1.26%        1.32%
Ratio of net expenses to average net assets*                1.20%        1.32%        1.73%        1.45%        1.26%        1.32%
Ratio of net investment income to average net assets*       0.29%       (0.62%)       1.55%        0.26%        0.16%        2.38%
Portfolio turnover rate*                                     122%         130%         101%          86%          80%         139%
Average commission per share                            $ 0.0500     $ 0.0367     $ 0.0375     $ 0.0241     $ 0.0337     $ 0.0456
------------------------------------------------------------------------------------------------------------------------------------

              FINANCIAL HIGHLIGHTS - RETIREMENT SHARES (Continued)

                                                       Janus Aspen  Janus Aspen               Janus Aspen  Janus Aspen
For a share outstanding during the                       Equity      Flexible    Janus Aspen   Short-Term     Money
period May 1, 1997 (inception) to                        Income       Income     High-Yield       Bond        Market
December 31, 1997                                       Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                            1997         1997         1997         1997         1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  10.00     $  11.41     $  11.19     $  10.14     $   1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                                 .01          .50          .59          .56          .03
Net gains or (losses) on securities
 (both realized and unrealized)                             3.41          .58          .71         (.11)          --
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            3.42         1.08         1.30          .45          .03
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                        --         (.61)        (.65)       (1.71)        (.03)
Distributions (from capital gains)                            --         (.11)        (.06)          --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --         (.72)        (.71)       (1.71)        (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  13.42     $  11.77     $  11.78     $   8.88     $   1.00
====================================================================================================================================
Total return**                                             34.20%        9.73%       11.96%        4.53%        3.13%
====================================================================================================================================
Net assets, end of period (in thousands)                $     13     $     11     $     11     $     10     $     10
Average net assets for the period (in thousands)        $     12     $     10     $     11     $     10     $     10
Ratio of gross expenses to average net assets*(1)           1.74%        1.23%        1.50%        1.20%        1.00%
Ratio of net expenses to average net assets*                1.74%        1.23%        1.50%        1.19%        1.00%
Ratio of net investment income to average net assets*       0.07%        6.39%        7.42%        5.43%        4.66%
Portfolio turnover rate*                                     128%         119%         299%         204%         N/A
Average commission per share                            $ 0.0382          N/A          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------

 * Annualized for periods of less than one full year.
** Total return not annualized for periods of less than 1 full year.
(1) See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

                         NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers 11 Portfolios or series of shares with differing investment objectives and policies. Seven Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Equity Income Portfolio, and Janus Aspen Balanced Portfolio. Three Portfolios invest primarily in income-producing securities: Janus Aspen Flexible Income Portfolio, Janus Aspen High-Yield
Portfolio and Janus Aspen Short-Term Bond Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Aggressive Growth Portfolio and Capital Appreciation Portfolio, which are nondiversified.

Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Effective May 1, 1997, the Trust issued a new class of shares, the Retirement Shares. Retirement Shares of the Trust are issued and redeemed only in connection with certain qualified retirement plans. Janus Capital invested $10,000 of initial seed capital in each Portfolio of the Retirement Shares.

Organizational costs for the Portfolio were borne by Janus Capital Corporation (the Trust's investment adviser). Effective May 1, 1997, the Trust issued two new series of shares, the Janus Aspen Capital Appreciation Portfolio and the Janus Aspen Equity Income Portfolio. Janus Capital invested $10,000 of initial seed capital in each Portfolio.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Trustees.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Forward Currency Transactions and Futures Contracts

The Portfolios enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such contract is included in net realized gain or loss on foreign currency transactions. Forward currency contracts held by the Portfolios are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

The Portfolios may enter into futures contracts and options on securities, financial indexes and foreign currencies, forward contracts, and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that the counterparty will fail to perform its obligations.

Additional Investment Risk

A portion of the Flexible Income and High-Yield Portfolios may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividend Distributions and Expenses

Each Portfolio, except the Money Market Portfolio, makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The Money Market Portfolio makes daily distributions of its income. All dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

Each Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses based generally on the relative net assets of each Portfolio.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2. Investment Advisory Agreement and Other Transactions With Affiliates

Investment advisory fees for each of the seven equity Portfolios are payable to Janus Capital based upon annual rates of .75% of the first $300 million of average net assets, .70% of the next $200 million of average net assets, and
 .65% of the average net assets in excess of $500 million. Effective July 1, 1997, Janus Capital reduced the annual rate on the first $30 million of average daily net assets from 1.00% to .75%. However, Janus Capital has voluntarily agreed to reduce each equity Portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such
Portfolio.   The  effective   rate  is  the  advisory  fee   calculated  by  the
corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, and Janus Aspen Equity Income Portfolio advisory fees are reduced to the effective rates of Janus Fund, Janus Enterprise Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, and Janus Equity Income Fund, respectively. The effective rate for each Portfolio for the period ended December 31, 1997, was .65%, .72%, .71%, .66%, .65%, .74%, and .75%,
respectively. The Flexible Income and Short-Term Bond Portfolios are each subject to advisory fees payable to Janus Capital based upon annual rates of
 .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The High-Yield Portfolio's advisory fee rate is payable at rates of .75% of the first $300 million of average net assets plus
 .65% of average net assets in excess of $300 million. The Money Market Portfolio's advisory fee rate is .25% of average net assets. For additional information on the specific fees for the Retirement Shares, please refer to note 4 of the financial statements.

Until at least April 30, 1998, Janus Capital has also agreed to reduce its fee to the extent that normal operating expenses exceed 1.25% of the average net assets of the Capital Appreciation, International Growth, and Equity Income Portfolios, 1% of the average net assets of the Flexible Income and High-Yield Portfolios, .65% of the average net assets of the Short-Term Bond Portfolio, and
 .50% of the average net assets of the Money Market Portfolio for a fiscal year.

Janus Capital may terminate any of these fee waivers or reductions on at least 90 days notice to the Trustees

Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced, and the net fees paid to DST for the period ended December 31, 1997, are noted below:

                                             DST Securities, Inc.   Portfolio Expense   DST Systems
Portfolio                                     Commissions Paid*         Reduction*         Costs
---------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                        $2,819                $2,114          $15,421
---------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio              6,780                 5,085           13,699
---------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio              --                    --            3,876
---------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio              --                    --           10,858
---------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio               6,697                 5,023           21,868
---------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                         391                   293           12,195
---------------------------------------------------------------------------------------------------
Janus Aspen Equity Income Portfolio                     15                    11            2,784
---------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio                   --                    --            9,905
---------------------------------------------------------------------------------------------------
Janus Aspen High-Yield Portfolio                        --                    --            9,069
---------------------------------------------------------------------------------------------------
Janus Aspen Short-Term Bond Portfolio                   --                    --            9,429
---------------------------------------------------------------------------------------------------
Janus Aspen Money Market Portfolio                      --                    --            9,275
---------------------------------------------------------------------------------------------------

* The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3. Federal Income Tax

The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. As of December 31, 1997, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 31, 2004, and December 31, 2005. In 1997, the Portfolios noted below incurred "post-October" losses during the period from November 1 through December 31, 1997. These losses will be deferred for tax purposes and recognized in 1998.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of December 31, 1997, are also noted below.

                                                                        at December 31, 1997
                                ----------------------------------------------------------------------------------------------------
                                Net Capital Loss  Post-October      Federal Tax       Unrealized      Unrealized   Net Appreciation/
Portfolio                          Carryovers         Losses            Cost         Appreciation   (Depreciation)   (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen
 Growth Portfolio                          --     ($   336,826)    $  535,556,002    $ 91,406,750    ($16,890,636)    $ 74,516,114
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen
 Aggressive Growth Portfolio      ($9,224,354)              --        401,374,521     120,338,785      (7,440,255)     112,898,530
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen
 Capital Appreciation Portfolio       (25,613)        (120,295)         6,678,289         464,881        (200,220)         264,661
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen
 International Growth Portfolio            --       (2,607,314)       152,838,923      17,775,845      (6,278,779)      11,497,066
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen
 Worldwide Growth Portfolio                --      (17,297,533)     1,365,854,607     250,731,906     (53,968,527)     196,763,379
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen
 Balanced Portfolio                        --               --        350,008,740      24,902,659      (4,535,589)      20,367,070
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen
 Equity Income Portfolio                   --           (2,372)         2,946,768         176,097         (96,304)          79,793
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen
 Flexible Income Portfolio                 --               --         51,319,358       1,712,103         (43,793)       1,668,310
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen
 High-Yield Portfolio                      --               --          3,474,082          78,588         (14,292)          64,296
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen
 Short-Term Bond Portfolio                 --               --          2,701,859          13,672            (197)          13,475
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen
 Money Market Portfolio                    --               --         14,480,172              --              --               --
------------------------------------------------------------------------------------------------------------------------------------

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 1997, have been reclassified among the components of net assets as follows:

                                                Undistributed      Undistributed
                                                Net Investment      Net Realized        Paid-In
Portfolio                                           Income        Gains and Losses      Capital
-------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                     ($   42,360)       $    42,360               --
-------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio              435,562           (202,018)       ($233,544)
-------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio                --                 --               --
-------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio            42,338            (42,338)              --
-------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio             2,792,246         (2,792,246)              --
-------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                        58,783            (58,783)              --
-------------------------------------------------------------------------------------------------
Janus Aspen Equity Income Portfolio                       (5)                 5               --
-------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio                 10,855            (10,855)              --
-------------------------------------------------------------------------------------------------
Janus Aspen High-Yield Portfolio                         989               (989)              --
-------------------------------------------------------------------------------------------------
Janus Aspen Short-Term Bond Portfolio                     --                 --               --
-------------------------------------------------------------------------------------------------
Janus Aspen Money Market Portfolio                        --                 --               --
-------------------------------------------------------------------------------------------------

4. Expenses

The Portfolios' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset, and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio).

Janus Aspen Series Retirement Shares incur a pro rata share of operating expenses. In addition, the Retirement Shares pay a distribution fee of up to
 .25% of average net assets and a participant administration fee of up to .25% of average net assets.

5. Expense Ratios

Listed below are the expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees and/or voluntary reduction of the adviser's fee to the effective rate of the corresponding Janus retail fund.

                                                              Institutional Shares                  Retirement Shares
Portfolio                                       1997       1996       1995       1994       1993           1997
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                    0.78%      0.83%      0.98%      1.23%      2.16%          1.28%
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio         0.78%      0.83%      0.93%      1.14%      5.79%          1.34%
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio      2.19%        N/A        N/A        N/A        N/A          2.66%
---------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio      1.08%      2.21%      3.57%      4.67%        N/A          1.57%
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio          0.81%      0.91%      1.09%      1.49%      2.71%          1.32%
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                  0.83%      1.07%      1.55%      1.74%      7.92%          1.33%
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Equity Income Portfolio             5.75%        N/A        N/A        N/A        N/A          6.19%
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio           0.75%      0.84%      1.07%      1.35%      5.27%          1.23%
---------------------------------------------------------------------------------------------------------------------
Janus Aspen High-Yield Portfolio                3.27%      6.29%        N/A        N/A        N/A          3.42%
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Short-Term Bond Portfolio           0.91%      0.84%      1.37%      1.40%      5.33%          1.49%
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Money Market Portfolio              0.55%      0.78%      1.07%        N/A        N/A          1.10%
---------------------------------------------------------------------------------------------------------------------

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Janus Aspen Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, Janus Aspen Flexible Income Portfolio, Janus Aspen High-Yield Portfolio, Janus Aspen Short-Term Bond Portfolio and Janus Aspen Money Market Portfolio (constituting the Janus Aspen Series, hereafter referred to as the "Portfolios") at December 31, 1997, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

/s/ Price Waterhouse LLP

Denver, Colorado
February 2, 1998

           JANUS ASPEN SERIES     DECEMBER 31, 1997     ANNUAL REPORT

                                  [Logo] JANUS

                                P.O. Box 173375
                             Denver, CO 80217-3375
                                 1-800-504-4440


1/98  Retirement Shares distributed by Janus Distributors, Inc. Member NASD